UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09645

Columbia Funds Series Trust

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: April 30

Date of reporting period: April 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
April 30, 2019
Columbia California Intermediate Municipal Bond Fund
(formerly Columbia AMT-Free California Intermediate Muni Bond Fund)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia California Intermediate Municipal Bond Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia California Intermediate Municipal Bond Fund (the Fund) seeks current income exempt from U.S. federal income tax and California individual income tax, consistent with moderate fluctuation of principal.
Portfolio management
Paul Fuchs, CFA
Lead Portfolio Manager
Managed Fund since 2012
Anders Myhran, CFA
Portfolio Manager
Managed Fund since May 2019
Deborah Vargo
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended April 30, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/09/02	5.00	2.72	3.92
	Including sales charges		1.82	2.10	3.60
Advisor Class*		03/19/13	5.28	2.98	4.18
Class C	Excluding sales charges	09/11/02	4.32	1.95	3.14
	Including sales charges		3.32	1.95	3.14
Institutional Class		08/19/02	5.27	2.97	4.18
Institutional 2 Class*		11/08/12	5.34	3.06	4.23
Institutional 3 Class*		03/01/17	5.39	3.02	4.20
Bloomberg Barclays California 3-15 Year Blend Municipal Bond Index			5.57	2.98	4.25
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			5.91	3.09	3.99
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays California 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of investment-grade bonds issued from the state of California and its municipalities.
The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia California Intermediate Municipal Bond Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2009 — April 30, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia California Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at April 30, 2019)
AAA rating	2.6
AA rating	44.5
A rating	34.0
BBB rating	14.9
BB rating	1.8
Not rated	2.2
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia California Intermediate Municipal Bond Fund | Annual Report 2019

Manager Discussion of Fund Performance
During the 12-month period that ended April 30, 2019, the Fund’s Class A shares returned 5.00% excluding sales charges, and its Institutional shares returned 5.27%. During the same 12-month period, the Bloomberg Barclays California 3-15 Year Blend Municipal Bond Index returned 5.57%, and the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index returned 5.91%. California intermediate-term municipal bonds trailed the national market across the maturity and quality spectrum, largely as a result of relative weakness among general obligation issues.
Market overview
Municipal bonds generated healthy gains in the 12-month reporting period, with the bulk of the rally occurring from November 2018 onward. Municipals performed reasonably well from May through August on the strength of falling U.S. Treasury yields and the combination of strong investor demand and reduced new-issue supply in the tax-exempt market. Conditions became less favorable in September, when U.S. Treasury yields climbed on indications of continued strength in the U.S. economy and fears about inflation pressures that could result from a trade war with China. The negative trend persisted in October, as yields continued to rise on concerns that the U.S. Federal Reserve (Fed) would take a more aggressive approach to raising interest rates in 2019 than investors had been expecting.
Sentiment again shifted abruptly in early November, causing yields to fall sharply through the end of 2018. The fixed-income markets rallied significantly due to signs of slowing global growth, volatility in the higher risk assets, and expectations that the Fed would in fact adopt a more accommodative stance. In addition, various geopolitical factors, including uncertainty surrounding the U.S.-China trade dispute, Brexit negotiations, and the U.S. government shutdown, fueled a “flight to quality” into bonds. Municipals rallied as a result, helping the major national indexes finish 2018 in positive territory.
The rally continued into the New Year, leading to the largest first-quarter gain for the tax-exempt market since 2014. The first quarter of 2019 was also the sixth-best for municipals in the past 30 years. During this time, bonds were well supported by the backdrop of slow global growth and the increasingly accommodative policies of the world’s major central banks. Supply-and-demand factors also remained highly favorable. Municipals rallied further in April, helping them to post a solid gain for the full 12 months.
Longer term bonds outpaced shorter term issues in the period, mirroring trends in the Treasury market, while lower quality bonds strongly outperformed their higher rated counterparts. The “risk-on” environment of January to April led to robust investor demand for higher risk assets, lifting the returns of higher yielding bonds in all fixed-income categories.
California’s municipal bond market underperformed
California intermediate-term municipals trailed the national market across the maturity and quality spectrum. The relative weakness of general obligation issues, which made up the largest sector weighting in the benchmark at over 25%, was the primary driver of underperformance. However, the state continued to make progress in terms of both its economy and its fiscal position. The new governor released a budget proposal for the 2019-2020 fiscal year that gave priority to debt reduction and one-time spending, alleviating some concerns of significant increase in recurring spending. On the other hand, uncertainty surrounding trade policy was a headwind for the market due to its potential impact on the state’s exports. Unresolved trade disputes also translated to increased volatility in the financial markets, which affected the personal income tax revenue collection — primarily capital gains — that California relies on to a great extent. At the local level, rising labor costs, particularly from annual pension contributions, consumed a larger percentage of local governments’ fiscal resources. This trend could prove to be a serious challenge to local municipalities if tax revenue growth decelerates.
Contributors and detractors
Given the outperformance for longer maturity and lower rated investment-grade bonds, the Fund benefitted from its overweights in A and BBB rated issues, as well as those maturing in 12 years and longer. At the sector level, the Fund’s holdings in transportation, education, and special property tax issues, the three largest sector weightings in the portfolio, produced returns meaningfully above the benchmark. All three areas benefited from a high representation of A and BBB rated securities.
The Fund was also helped by our decision to increase portfolio duration (interest-rate sensitivity) over the course of the period. This shift strongly aided performance in the market rally that occurred in the second half of the period.
Columbia California Intermediate Municipal Bond Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
The Fund’s allocation to bonds maturing in less than two years detracted from performance, as these holdings produced much smaller gains than the benchmark. We reduced the size of this position as the period progressed, while increasing the Fund’s weighting in bonds with maturities of ten years and longer. We made a corresponding reduction to the Fund’s position in pre-refunded securities, which tend to have maturities of two years and shorter.
Fund positioning
At the close of the period, we were fairly comfortable with the overall interest rate environment due to the combination of muted inflation, the late stage of the economic expansion, and the Fed’s signals that it intends to remain on hold through the end of 2019. In addition, ongoing geopolitical issues, including trade negotiations with China, Brexit uncertainty, and Washington infighting, continued to put downward pressure on interest rates. With this as the backdrop, we continued to favor opportunities on the longer end of the intermediate-term range due to their higher income. The Fund’s quality profile was tilted toward the lower rated portion of the investment-grade market, with meaningful weightings in the hospital, special property tax, transportation, and education sectors.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia California Intermediate Municipal Bond Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2018 — April 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,047.30	1,021.12	3.76	3.71	0.74
Advisor Class	1,000.00	1,000.00	1,048.70	1,022.36	2.49	2.46	0.49
Class C	1,000.00	1,000.00	1,044.40	1,017.41	7.55	7.45	1.49
Institutional Class	1,000.00	1,000.00	1,048.60	1,022.36	2.49	2.46	0.49
Institutional 2 Class	1,000.00	1,000.00	1,049.10	1,022.66	2.18	2.16	0.43
Institutional 3 Class	1,000.00	1,000.00	1,049.20	1,022.91	1.93	1.91	0.38
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia California Intermediate Municipal Bond Fund | Annual Report 2019	7

Portfolio of Investments
April 30, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 4.5%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 4.5%
California Statewide Communities Development Authority(a),(b)
Revenue Bonds
Series 2018 (Wells Fargo Bank)
08/15/2047	1.970%	4,700,000	4,700,000
Indiana Finance Authority(a),(b)
Unrefunded Revenue Bonds
Lease Appropriation
Series 2009A-2 (Wells Fargo Bank)
02/01/2037	2.300%	2,000,000	2,000,000
New York City Transitional Finance Authority(a),(b),(c)
Subordinated Revenue Bonds
Future Tax Secured
Series 2016 (JPMorgan Chase Bank)
02/01/2045	2.300%	1,075,000	1,075,000
New York City Water & Sewer System(a),(b)
Revenue Bonds
2nd General Resolution
Series 2016BB (State Street Bank and Trust Co.)
06/15/2049	2.300%	3,640,000	3,640,000
South Carolina Educational Facilities Authority(a),(b)
Revenue Bonds
Furman University (Wells Fargo Bank)
10/01/2039	2.280%	1,865,000	1,865,000
State of California(a),(b)
Unlimited General Obligation Bonds
Kindergarten
Series 2013A2 (State Street)
05/01/2034	2.050%	4,865,000	4,865,000
Total			18,145,000
Total Floating Rate Notes (Cost $18,145,000)			18,145,000

Municipal Bonds 96.4%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 7.8%
City of Los Angeles Department of Airports
Refunding Revenue Bonds
Subordinated Series 2019C
05/15/2035	5.000%	3,975,000	4,935,002
05/15/2037	5.000%	2,250,000	2,763,202
Revenue Bonds
Subordinated Series 2017B
05/15/2029	5.000%	330,000	411,266
05/15/2030	5.000%	500,000	617,925
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Refunding Revenue Bonds
Series 2015C
05/15/2029	5.000%	2,410,000	2,840,185
County of Orange Airport
Revenue Bonds
Series 2009A
07/01/2025	5.250%	1,500,000	1,509,465
County of Sacramento Airport System
Refunding Revenue Bonds
Subordinated Series 2016B
07/01/2036	5.000%	1,750,000	2,039,923
Subordinated Series 2018E
07/01/2034	5.000%	1,000,000	1,214,710
Norman Y. Mineta San Jose International Airport
Refunding Revenue Bonds
Series 2014B
03/01/2027	5.000%	2,000,000	2,306,160
Series 2014C
03/01/2030	5.000%	2,500,000	2,856,475
San Diego County Regional Airport Authority
Refunding Revenue Bonds
Subordinated Series 2017A
07/01/2033	5.000%	1,000,000	1,193,810
07/01/2034	5.000%	700,000	833,140
Subordinated Revenue Bonds
Series 2010A
07/01/2024	5.000%	1,000,000	1,041,590
San Francisco City & County Airport Commission - San Francisco International Airport
Prerefunded 05/01/21 Revenue Bonds
2nd Series 2011
05/01/2026	5.250%	555,000	595,876
San Francisco City & County Airports Commission - San Francisco International Airport
Refunding Revenue Bonds
2nd Series 2016A
05/01/2026	5.000%	1,975,000	2,420,382
San Francisco Airport Commission Project
05/01/2036	5.000%	3,205,000	3,918,016
Total			31,497,127
Charter Schools 4.3%
California School Finance Authority(c)
Refunding Revenue Bonds
Aspire Public Schools
Series 2016
08/01/2029	5.000%	1,100,000	1,236,631
08/01/2030	5.000%	1,505,000	1,683,553
08/01/2031	5.000%	925,000	1,028,202
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia California Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Alliance College-Ready Public Schools
Series 2015
07/01/2030	5.000%	3,400,000	3,810,142
Green Dot Public School Project
Series 2015A
08/01/2035	5.000%	1,010,000	1,110,950
Series 2018
08/01/2038	5.000%	1,000,000	1,128,530
KIPP Los Angeles Projects
Series 2015A
07/01/2035	5.000%	1,250,000	1,384,650
Series 2017
07/01/2037	5.000%	3,090,000	3,498,498
River Springs Charter School Project
Series 2015
07/01/2025	5.250%	1,810,000	1,927,089
California School Finance Authority
Revenue Bonds
KIPP Los Angeles Projects
Series 2014A
07/01/2034	5.000%	600,000	656,142
Total			17,464,387
Health Services 0.3%
California Municipal Finance Authority
Refunding Revenue Bonds
Harbor Regional Center Project
Series 2015
11/01/2032	5.000%	1,120,000	1,292,390
Higher Education 6.1%
California Educational Facilities Authority
Refunding Revenue Bonds
Loma Linda University
Series 2017A
04/01/2034	5.000%	1,485,000	1,751,439
04/01/2035	5.000%	2,000,000	2,352,660
Series 2018-A
12/01/2036	5.000%	1,000,000	1,168,760
Revenue Bonds
Chapman University
Series 2015
04/01/2026	5.000%	1,000,000	1,182,670
Green Bond-Loyola Marymount University
Series 2018
10/01/2036	5.000%	760,000	912,471
University of Southern California
Series 2009C
10/01/2024	5.250%	3,000,000	3,604,890
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Municipal Finance Authority
Refunding Revenue Bonds
Azusa Pacific University
Series 2015B
04/01/2025	5.000%	395,000	432,576
04/01/2026	5.000%	1,000,000	1,091,190
Biola University
Series 2017
10/01/2031	5.000%	540,000	635,396
10/01/2032	5.000%	615,000	720,737
10/01/2033	5.000%	625,000	730,213
10/01/2034	5.000%	570,000	663,041
California Lutheran University
Series 2018
10/01/2035	5.000%	225,000	263,498
10/01/2036	5.000%	250,000	291,513
Revenue Bonds
Biola University
Series 2013
10/01/2024	5.000%	505,000	570,453
10/01/2028	5.000%	840,000	940,472
National University
Series 2019A
04/01/2035	5.000%	1,780,000	2,122,472
04/01/2036	5.000%	1,120,000	1,331,915
California Municipal Finance Authority(c)
Revenue Bonds
California Baptist University
Series 2016A
11/01/2026	4.000%	1,000,000	1,065,280
California Statewide Communities Development Authority(c)
Refunding Revenue Bonds
California Baptist University
Series 2017A
11/01/2032	5.000%	1,135,000	1,308,746
Revenue Bonds
California Baptist University
Series 2014A
11/01/2023	5.125%	715,000	761,017
Lancer Plaza Project
Series 2013
11/01/2023	5.125%	565,000	608,313
Total			24,509,722
Hospital 11.0%
ABAG Finance Authority for Nonprofit Corps.
Revenue Bonds
Sharp Healthcare
Series 2011A
08/01/2024	5.250%	2,750,000	2,975,995

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia California Intermediate Municipal Bond Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Health Facilities Financing Authority
Refunding Revenue Bonds
Cedars Sinai Medical Center
Series 2015
11/15/2028	5.000%	1,000,000	1,206,280
El Camino Hospital
Series 2015A
02/01/2027	5.000%	1,500,000	1,755,405
Marshall Medical Center
Series 2015
11/01/2023	5.000%	325,000	372,665
Sutter Health
Series 2017A
11/15/2033	5.000%	1,000,000	1,209,810
Sutter Health Obligation Group
Series 2011D
08/15/2026	5.000%	2,250,000	2,421,742
Revenue Bonds
Children’s Hospital of Orange County
Series 2009
11/01/2021	6.000%	2,000,000	2,046,940
City of Hope Obligation Group
Series 2012A
11/15/2021	5.000%	600,000	650,064
Dignity Health
Series 2009E
07/01/2025	5.625%	1,500,000	1,509,195
El Camino Hospital
Series 2017
02/01/2033	5.000%	2,500,000	2,944,200
02/01/2034	5.000%	500,000	586,355
Kaiser Permanente
Subordinated Series 2017A-1-G
11/01/2027	5.000%	1,875,000	2,385,900
Lucile Salter Packard Children’s Hospital
Series 2014
08/15/2028	5.000%	300,000	344,289
Series 2017
11/15/2034	5.000%	250,000	296,448
11/15/2035	5.000%	270,000	318,541
Providence Health & Services
Series 2014A
10/01/2030	5.000%	1,500,000	1,741,260
Sutter Health
Series 2018A
11/15/2034	5.000%	1,000,000	1,202,780
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Municipal Finance Authority
Refunding Revenue Bonds
Community Medical Centers
Series 2015A
02/01/2027	5.000%	1,200,000	1,385,304
Series 2017A
02/01/2033	5.000%	2,770,000	3,180,071
California Statewide Communities Development Authority
Refunding Revenue Bonds
Enloe Medical Center
Series 2015
08/15/2030	5.000%	1,990,000	2,347,364
Huntington Memorial Hospital
Series 2014B
07/01/2033	5.000%	2,300,000	2,571,446
Revenue Bonds
Green - Marin General Hospital Project
Series 2018
08/01/2033	5.000%	425,000	511,041
08/01/2034	5.000%	650,000	777,991
Henry Mayo Newhall Memorial
Series 2014A (AGM)
10/01/2027	5.000%	1,000,000	1,140,910
Loma Linda University Medical Center
Series 2014
12/01/2034	5.250%	3,000,000	3,322,560
Methodist Hospital of Southern California
01/01/2036	5.000%	3,000,000	3,427,650
City of Upland
Refunding Certificate of Participation
San Antonio Regional Hospital
Series 2017
01/01/2034	5.000%	500,000	576,740
01/01/2036	4.000%	1,000,000	1,046,210
Total			44,255,156
Joint Power Authority 0.4%
Northern California Transmission Agency
Refunding Revenue Bonds
California-Oregon Project
Series 2016
05/01/2032	5.000%	1,500,000	1,774,875
Local Appropriation 1.9%
Anaheim Public Financing Authority
Refunding Revenue Bonds
Anaheim Public Improvement Projects
Series 2019 BAM
09/01/2031	5.000%	1,470,000	1,854,670

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia California Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Riverside Public Financing Authority
Refunding Revenue Bonds
Series 2012A
11/01/2027	5.000%	2,145,000	2,362,589
11/01/2028	5.000%	1,155,000	1,275,513
San Rafael Joint Powers Financing Authority
Revenue Bonds
Public Safety Facilities Project
Series 2018
06/01/2033	5.000%	850,000	1,051,203
06/01/2034	5.000%	775,000	953,792
Total			7,497,767
Local General Obligation 10.4%
Compton Community College District
Unlimited General Obligation Refunding Bonds
Series 2012
07/01/2022	5.000%	2,095,000	2,317,719
Compton Unified School District(d)
Unlimited General Obligation Bonds
Election of 2002 - Capital Appreciation
Series 2006C (AMBAC)
06/01/2023	0.000%	2,025,000	1,863,709
06/01/2024	0.000%	1,925,000	1,725,628
Conejo Valley Unified School District
Unlimited General Obligation Bonds
Series 2018B
08/01/2032	4.000%	2,000,000	2,259,580
Corona-Norco Unified School District
Unlimited General Obligation Bonds
Election 2014
Series 2018B
08/01/2034	4.000%	500,000	557,130
Culver City School Facilities Financing Authority
Revenue Bonds
Unified School District
Series 2005 (AGM)
08/01/2023	5.500%	1,490,000	1,735,701
East Side Union High School District
Unlimited General Obligation Refunding Bonds
2012 Crossover
Series 2006 (AGM)
09/01/2020	5.250%	1,280,000	1,344,358
Long Beach Unified School District(d)
Unlimited General Obligation Bonds
Series 2015D-1
08/01/2031	0.000%	1,375,000	898,370
Los Angeles Unified School District
Unlimited General Obligation Bonds
Election 2008
Series 2018B-1
07/01/2032	5.000%	4,000,000	4,850,560
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Monterey Peninsula Community College District(d)
Unlimited General Obligation Refunding Bonds
Series 2016
08/01/2028	0.000%	2,125,000	1,705,143
Napa Valley Community College District(d)
Unlimited General Obligation Refunding Bonds
Series 2018
08/01/2034	0.000%	1,595,000	1,612,800
Oakland Unified School District/Alameda County
Unlimited General Obligation Bonds
Series 2015A
08/01/2025	5.000%	650,000	762,424
Palomar Community College District(d)
Unlimited General Obligation Bonds
Capital Appreciation-Election of 2006
Series 2010B
08/01/2022	0.000%	2,140,000	2,022,642
Pomona Unified School District(d)
Unlimited General Obligation Bonds
Election 2008
Series 2016G (AGM)
08/01/2032	0.000%	1,000,000	652,900
Rancho Santiago Community College District(d)
Unlimited General Obligation Bonds
Capital Appreciation-Election of 2002
Series 2006C (AGM)
09/01/2031	0.000%	3,785,000	2,729,212
Rescue Union School District(d)
Unlimited General Obligation Bonds
Capital Appreciation-Election of 1998
Series 2005 (NPFGC)
09/01/2026	0.000%	1,100,000	940,126
San Mateo Foster City School District
Revenue Bonds
Series 2005 (AGM)
08/15/2019	5.500%	2,000,000	2,023,340
Santa Monica Community College District
Unlimited General Obligation Bonds
Election 2016
Series 2018A
08/01/2034	4.000%	500,000	560,625
Saugus Union School District
Unlimited General Obligation Refunding Bonds
Series 2006 (NPFGC)
08/01/2021	5.250%	2,375,000	2,570,724
Sierra Kings Health Care District
Unlimited General Obligation Refunding Bonds
Series 2015
08/01/2028	5.000%	1,000,000	1,156,190
08/01/2032	5.000%	1,500,000	1,700,340

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia California Intermediate Municipal Bond Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
West Contra Costa Unified School District
Unlimited General Obligation Refunding Bonds
Series 2011 (AGM)
08/01/2023	5.250%	3,000,000	3,249,300
Series 2012
08/01/2027	5.000%	2,365,000	2,614,082
Total			41,852,603
Multi-Family 0.8%
California Municipal Finance Authority
Revenue Bonds
Bowles Hall Foundation
Series 2015A
06/01/2035	5.000%	400,000	441,116
Caritas Affordable Housing
Series 2014
08/15/2030	5.000%	1,000,000	1,123,040
California Statewide Communities Development Authority
Revenue Bonds
NCCD-Hooper Street LLC
07/01/2039	5.250%	500,000	545,635
Series 2017
05/15/2032	5.000%	1,000,000	1,162,370
Total			3,272,161
Municipal Power 5.8%
City of Redding Electric System
Refunding Revenue Bonds
Series 2017
06/01/2029	5.000%	1,250,000	1,547,275
City of Riverside Electric
Refunding Revenue Bonds
Series 2019A
10/01/2037	5.000%	1,000,000	1,225,250
City of Santa Clara Electric
Refunding Revenue Bonds
Series 2011A
07/01/2029	5.375%	1,000,000	1,081,400
City of Vernon Electric System
Unrefunded Revenue Bonds
Series 2009A
08/01/2021	5.125%	1,440,000	1,451,477
Imperial Irrigation District Electric System
Refunding Revenue Bonds
Series 2011D
11/01/2022	5.000%	2,860,000	3,110,507
11/01/2023	5.000%	1,040,000	1,129,482
Los Angeles Department of Water & Power System
Refunding Revenue Bonds
Series 2018A
07/01/2035	5.000%	1,750,000	2,128,717
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Power System
Series 2014D
07/01/2033	5.000%	1,700,000	1,960,355
Los Angeles Department of Water & Power System(e)
Refunding Revenue Bonds
Series 2019B
07/01/2031	5.000%	5,000,000	6,318,950
Redding Joint Powers Financing Authority
Refunding Revenue Bonds
Series 2015A
06/01/2031	5.000%	1,045,000	1,227,018
Turlock Irrigation District
Refunding Revenue Bonds
First Priority
Subordinated Series 2014
01/01/2030	5.000%	850,000	976,030
01/01/2031	5.000%	1,000,000	1,147,290
Total			23,303,751
Other Bond Issue 1.4%
California Infrastructure & Economic Development Bank
Refunding Revenue Bonds
Salvation Army Western Territory (The)
Series 2016
09/01/2033	4.000%	400,000	436,820
09/01/2034	4.000%	600,000	651,348
Walt Disney Family Museum
Series 2016
02/01/2032	4.000%	350,000	383,061
02/01/2033	4.000%	500,000	543,830
City of Long Beach Marina System
Revenue Bonds
Series 2015
05/15/2028	5.000%	635,000	713,956
County of San Diego
Refunding Revenue Bonds
Sanford Burnham Prebys Medical Discovery Group
Series 2015
11/01/2025	5.000%	350,000	415,657
Long Beach Bond Finance Authority
Refunding Revenue Bonds
Aquarium of the Pacific
Series 2012
11/01/2027	5.000%	2,210,000	2,376,457
Total			5,521,129

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia California Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pool / Bond Bank 0.7%
California Infrastructure & Economic Development Bank(e)
Revenue Bonds
Green Bond
Series 2019
10/01/2031	5.000%	2,120,000	2,688,351
Ports 0.6%
San Diego Unified Port District
Refunding Revenue Bonds
Series 2013A
09/01/2027	5.000%	1,000,000	1,127,190
09/01/2028	5.000%	1,100,000	1,240,701
Total			2,367,891
Prepaid Gas 0.6%
M-S-R Energy Authority
Revenue Bonds
Series 2009B
11/01/2029	6.125%	2,000,000	2,497,540
Recreation 1.1%
California Infrastructure & Economic Development Bank
Refunding Revenue Bonds
Segerstrom Center for the Arts
Series 2016
07/01/2026	5.000%	2,000,000	2,412,900
Del Mar Race Track Authority
Refunding Revenue Bonds
Series 2015
10/01/2025	5.000%	1,665,000	1,884,647
Total			4,297,547
Refunded / Escrowed 5.1%
California Health Facilities Financing Authority
Prerefunded 07/01/19 Revenue Bonds
Dignity Health
Series 2009A
07/01/2029	6.000%	1,250,000	1,258,950
California State Public Works Board
Prerefunded 03/01/20 Revenue Bonds
Various Capital Projects
Subordinated Series 2010A-1
03/01/2022	5.250%	2,000,000	2,064,000
California Statewide Communities Development Authority
Prerefunded 08/15/20 Revenue Bonds
Sutter Health
Series 2011A
08/15/2026	5.500%	1,000,000	1,051,000
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City & County of San Francisco
Prerefunded 06/15/20 Unlimited General Obligation Bonds
Earthquake Safety
Series 2010E
06/15/2027	5.000%	3,380,000	3,515,403
City of Los Angeles
Prerefunded 09/01/21 Unlimited General Obligation Bonds
Series 2011A
09/01/2025	5.000%	3,000,000	3,251,070
City of Los Angeles Wastewater System
Prerefunded 06/01/19 Revenue Bonds
Series 2009A
06/01/2025	5.750%	1,110,000	1,113,741
City of Newport Beach
Prerefunded 12/01/21 Revenue Bonds
Hoag Memorial Hospital Presbyterian
Series 2011
12/01/2030	5.875%	1,000,000	1,111,670
Long Beach Community College District
Prerefunded 08/01/22 Unlimited General Obligation Bonds
2008 Election
Series 2012B
08/01/2023	5.000%	700,000	780,654
Pasadena Public Financing Authority
Prerefunded 03/01/21 Revenue Bonds
Rose Bowl Renovation
Series 2010A
03/01/2026	5.000%	2,500,000	2,664,875
Pico Rivera Public Financing Authority
Prerefunded 09/01/19 Revenue Bonds
Series 2009
09/01/2026	5.250%	1,085,000	1,098,736
San Francisco City & County Airport Commission - San Francisco International Airport
Prerefunded 05/03/21 Revenue Bonds
Series 2011-2
05/01/2026	5.250%	1,445,000	1,553,303
Sulphur Springs Union School District
Prerefunded 09/01/22 Special Tax Bonds
Community Facilities District
Series 2012
09/01/2028	5.000%	520,000	578,723
09/01/2029	5.000%	585,000	651,064
Total			20,693,189
Retirement Communities 6.0%
ABAG Finance Authority for Nonprofit Corps.
Refunding Revenue Bonds
Episcopal Senior Communities
Series 2011
07/01/2024	5.375%	2,795,000	3,023,715
Series 2012
07/01/2021	5.000%	1,000,000	1,069,030

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia California Intermediate Municipal Bond Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Odd Fellows Home of California
Series 2012-A
04/01/2032	5.000%	4,750,000	5,268,795
California Health Facilities Financing Authority
Refunding Revenue Bonds
Northern California Presbyterian Homes
Series 2015
07/01/2028	5.000%	310,000	366,944
07/01/2029	5.000%	300,000	353,958
California Municipal Finance Authority
Refunding Revenue Bonds
Retirement Housing Foundation
Series 2017
11/15/2029	5.000%	390,000	478,834
11/15/2030	5.000%	600,000	739,782
11/15/2032	5.000%	850,000	1,057,629
California Statewide Communities Development Authority(c)
Refunding Revenue Bonds
899 Charleston Project
Series 2014A
11/01/2019	5.000%	200,000	202,644
California Statewide Communities Development Authority
Refunding Revenue Bonds
American Baptist Homes West
Series 2015
10/01/2024	5.000%	2,575,000	2,902,823
10/01/2026	5.000%	1,000,000	1,144,150
Episcopal Communities and Services
Series 2012
05/15/2027	5.000%	1,520,000	1,654,201
Front Porch Communities and Services
Series 2017
04/01/2030	5.000%	150,000	178,082
Revenue Bonds
Insured Redwoods Project
Series 2013
11/15/2028	5.000%	1,000,000	1,130,960
Viamonte Senior Living 1, Inc.
Series 2018
07/01/2035	4.000%	300,000	326,685
07/01/2036	4.000%	430,000	469,521
City of La Verne
Refunding Certificate of Participation
Brethren Hillcrest Homes
Series 2014
05/15/2024	5.000%	310,000	332,283
05/15/2025	5.000%	530,000	566,337
05/15/2026	5.000%	700,000	744,415
05/15/2029	5.000%	1,135,000	1,192,828
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Los Angeles County Regional Financing Authority
Revenue Bonds
Montecedro, Inc. Project
Series 2014A
11/15/2034	5.000%	1,000,000	1,105,790
Total			24,309,406
Sales Tax 1.0%
California Statewide Communities Development Authority
Certificate of Participation
Total Road Improvement Program
Series 2018B (AGM)
12/01/2035	5.000%	1,405,000	1,707,103
City of Sacramento Transient Occupancy
Revenue Bonds
Convention Center Complex
Subordinated Series 2018
06/01/2035	5.000%	615,000	740,073
06/01/2036	5.000%	1,180,000	1,414,206
Total			3,861,382
Special Non Property Tax 0.2%
Berkeley Joint Powers Financing Authority
Revenue Bonds
Series 2016 (BAM)
06/01/2033	4.000%	415,000	450,379
06/01/2034	4.000%	250,000	270,062
Total			720,441
Special Property Tax 15.5%
Chino Public Financing Authority
Refunding Special Tax Bonds
Series 2012
09/01/2023	5.000%	1,070,000	1,161,367
City of Irvine
Refunding Special Assessment Bonds
Limited Obligation Reassessment District
Series 2015
09/02/2025	5.000%	1,295,000	1,553,119
Concord Redevelopment Agency Successor Agency
Refunding Tax Allocation Bonds
Series 2014 (BAM)
03/01/2025	5.000%	840,000	989,965
County of El Dorado
Refunding Special Tax Bonds
Community Facilities District No. 92-1
Series 2012
09/01/2026	5.000%	630,000	692,855
09/01/2027	5.000%	805,000	883,938

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia California Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Emeryville Redevelopment Agency Successor Agency
Refunding Tax Allocation Bonds
Series 2014A (AGM)
09/01/2023	5.000%	2,415,000	2,759,162
09/01/2026	5.000%	1,000,000	1,169,670
09/01/2027	5.000%	1,000,000	1,166,340
09/01/2030	5.000%	815,000	942,466
09/01/2031	5.000%	590,000	680,659
Garden Grove Agency Community Development Successor Agency
Refunding Tax Allocation Bonds
Garden Grove Community Project
Series 2016 (BAM)
10/01/2030	5.000%	1,040,000	1,246,232
10/01/2031	5.000%	1,640,000	1,954,536
Glendale Redevelopment Agency Successor Agency
Refunding Tax Allocation Bonds
Central Glendale Redevelopment
Subordinated Series 2013 (AGM)
12/01/2021	5.000%	755,000	821,463
Inglewood Redevelopment Agency Successor Agency
Refunding Tax Allocation Bonds
Merged Redevelopment Project
Subordinated Series 2017 (BAM)
05/01/2032	5.000%	500,000	590,745
05/01/2033	5.000%	1,000,000	1,177,300
Irvine Unified School District
Refunding Special Tax Bonds
Series 2015
09/01/2030	5.000%	2,065,000	2,365,623
09/01/2031	5.000%	2,720,000	3,110,538
Jurupa Public Financing Authority
Refunding Special Tax Bonds
Series 2014A
09/01/2029	5.000%	530,000	608,997
09/01/2030	5.000%	625,000	713,706
09/01/2032	5.000%	625,000	709,250
La Quinta Redevelopment Agency Successor Agency
Refunding Tax Allocation Bonds
Redevelopment Project
Subordinated Series 2013A
09/01/2030	5.000%	1,500,000	1,688,280
Long Beach Bond Finance Authority
Tax Allocation Bonds
Industrial Redevelopment Project Areas
Series 2002B (AMBAC)
11/01/2019	5.500%	1,070,000	1,091,496
Los Angeles Community Facilities District
Refunding Special Tax Bonds
Playa Vista-Phase 1
Series 2014
09/01/2030	5.000%	1,000,000	1,143,020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Los Angeles County Redevelopment Authority
Refunding Tax Allocation Bonds
Los Angeles Bunker Hill Project
Series 2014C (AGM)
12/01/2028	5.000%	3,000,000	3,504,510
Oakland Redevelopment Successor Agency
Subordinated Refunding Tax Allocation Bonds
Series 2013
09/01/2022	5.000%	2,000,000	2,211,740
Oakley Redevelopment Agency
Refunding Tax Allocation Bonds
Oakley Redevelopment Project Area
Series 2018 (BAM)
09/01/2032	5.000%	335,000	403,437
09/01/2033	5.000%	730,000	876,204
09/01/2034	5.000%	500,000	598,165
Palm Desert Redevelopment Agency
Refunding Tax Allocation Bonds
Series 2017A (BAM)
10/01/2029	5.000%	890,000	1,085,782
10/01/2030	5.000%	350,000	423,563
Poway Unified School District
Special Tax Bonds
Community Facilities District No. 6-4S Ranch
Series 2012
09/01/2028	5.000%	1,770,000	1,956,788
09/01/2029	5.000%	1,195,000	1,319,878
Poway Unified School District Public Financing Authority
Special Tax Refunding Bonds
Series 2015B
09/01/2026	5.000%	995,000	1,198,557
Rancho Cucamonga Redevelopment Agency Successor Agency
Tax Allocation Bonds
Rancho Redevelopment Project Area
Series 2014
09/01/2030	5.000%	700,000	806,204
Series 2014 (AGM)
09/01/2027	5.000%	2,200,000	2,556,202
Riverside County Public Financing Authority
Tax Allocation Bonds
Project Area #1-Desert Communities
Series 2016 (BAM)
10/01/2031	4.000%	2,500,000	2,697,200
San Francisco City & County Redevelopment Agency
Refunding Tax Allocation Bonds
Mission Bay North Redevelopment Project
Series 2016
08/01/2030	5.000%	275,000	329,192
08/01/2031	5.000%	355,000	421,616

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia California Intermediate Municipal Bond Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Mission Bay South Redevelopment Project
Series 2016
08/01/2031	5.000%	670,000	794,741
08/01/2032	5.000%	580,000	683,356
Tax Allocation Bonds
Mission Bay South Redevelopment Project
Series 2014A
08/01/2029	5.000%	225,000	257,168
08/01/2030	5.000%	175,000	199,351
San Mateo Redevelopment Agency Successor Agency
Refunding Tax Allocation Bonds
Series 2015A
08/01/2028	5.000%	1,860,000	2,162,269
08/01/2029	5.000%	1,000,000	1,158,960
Semitropic Improvement District
Refunding Revenue Bonds
Series 2015A 2nd Lien (AGM)
12/01/2023	5.000%	300,000	344,886
12/01/2024	5.000%	400,000	471,688
Sulphur Springs Union School District
Unrefunded Special Tax Bonds
Community Facilities District
Series 2012
09/01/2028	5.000%	530,000	584,118
09/01/2029	5.000%	595,000	655,755
Tustin Community Facilities District
Refunding Special Tax Bonds
Legacy Villages of Columbus #06-1
Series 2015
09/01/2029	5.000%	1,200,000	1,408,764
Tustin Community Redevelopment Agency Successor Agency
Refunding Tax Allocation Bonds
Series 2016
09/01/2032	4.000%	2,295,000	2,502,055
Vista Redevelopment Agency Successor Agency
Tax Allocation Refunding Bonds
Series 2015B1 (AGM)
09/01/2024	5.000%	580,000	676,477
09/01/2026	5.000%	700,000	828,387
Total			62,337,740
State Appropriated 3.9%
California State Public Works Board
Refunding Revenue Bonds
Various Capital Projects
Series 2012G
11/01/2028	5.000%	1,500,000	1,662,150
Revenue Bonds
Department of Corrections and Rehabilitation
Series 2014C
10/01/2022	5.000%	1,925,000	2,138,444
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015A
06/01/2028	5.000%	1,175,000	1,385,654
Various Capital Projects
Series 2011A
10/01/2020	5.000%	2,000,000	2,095,520
Series 2013I
11/01/2028	5.250%	3,000,000	3,430,980
Series 2014E
09/01/2030	5.000%	1,500,000	1,722,675
Various Correctional Facilities
Series 2014A
09/01/2031	5.000%	3,000,000	3,434,880
Total			15,870,303
State General Obligation 2.8%
State of California
Unlimited General Obligation Bonds
Series 2010
11/01/2024	5.000%	5,000,000	5,260,300
Series 2019
04/01/2031	5.000%	1,000,000	1,255,670
Various Purpose
Series 2009
10/01/2029	5.250%	1,500,000	1,522,215
Unlimited General Obligation Refunding Bonds
Series 2014
08/01/2032	5.000%	3,000,000	3,440,580
Total			11,478,765
Tobacco 3.1%
Golden State Tobacco Securitization Corp.
Asset-Backed Refunding Revenue Bonds
Series 2015A
06/01/2033	5.000%	4,000,000	4,580,120
Refunding Revenue Bonds
Series 2017A-1
06/01/2024	5.000%	4,000,000	4,502,720
Series 2018A
06/01/2022	5.000%	3,000,000	3,294,660
Total			12,377,500
Transportation 0.2%
Peninsula Corridor Joint Powers Board
Refunding Revenue Bonds
Series 2019A
10/01/2036	5.000%	315,000	384,697
10/01/2037	5.000%	300,000	364,716
Total			749,413

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia California Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Turnpike / Bridge / Toll Road 2.2%
Bay Area Toll Authority
Refunding Revenue Bonds
Subordinated Series 2017
04/01/2031	4.000%	2,000,000	2,271,660
Foothill-Eastern Transportation Corridor Agency(d)
Refunding Revenue Bonds
Series 2015
01/15/2033	0.000%	5,000,000	3,093,850
Foothill-Eastern Transportation Corridor Agency
Subordinated Refunding Revenue Bonds
Series 2014B-3
01/15/2053	5.500%	3,000,000	3,335,460
Total			8,700,970
Water & Sewer 3.2%
Beaumont Public Improvement Authority
Revenue Bonds
Series 2018-A AGM
09/01/2033	5.000%	500,000	596,625
09/01/2035	5.000%	830,000	984,737
City of Fresno Sewer System
Revenue Bonds
Series 2008A
09/01/2023	5.000%	170,000	170,486
City of Riverside Water
Refunding Revenue Bonds
Series 2019A
10/01/2032	5.000%	1,500,000	1,884,180
City of Tulare Sewer
Refunding Revenue Bonds
Series 2015 (AGM)
11/15/2025	5.000%	700,000	840,070
11/15/2026	5.000%	1,000,000	1,196,010
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Livermore Valley Water Financing Authority
Refunding Revenue Bonds
Series 2018A
07/01/2034	4.000%	920,000	1,017,143
Los Angeles County Sanitation Districts Financing Authority
Subordinated Refunding Revenue Bonds
Capital Projects - District #14
Series 2015
10/01/2024	5.000%	1,050,000	1,240,838
Semitropic Improvement District
Refunding Revenue Bonds
Series 2012A
12/01/2023	5.000%	2,850,000	3,181,882
Stockton Public Financing Authority
Refunding Revenue Bonds
Series 2014 (BAM)
09/01/2028	5.000%	1,500,000	1,732,140
Total			12,844,111
Total Municipal Bonds (Cost $368,440,456)			388,035,617

Money Market Funds 0.9%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 1.981%(f)	3,673,451	3,673,451
Total Money Market Funds (Cost $3,673,451)		3,673,451
Total Investments in Securities (Cost: $390,258,907)		409,854,068
Other Assets & Liabilities, Net		(7,272,886)
Net Assets		402,581,182

Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of April 30, 2019.
(c)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2019, the total value of these securities amounted to $21,829,245, which represents 5.42% of total net assets.
(d)	Zero coupon bond.
(e)	Represents a security purchased on a when-issued basis.
(f)	The rate shown is the seven-day current annualized yield at April 30, 2019.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia California Intermediate Municipal Bond Fund | Annual Report 2019	17

Portfolio of Investments  (continued)
April 30, 2019
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	18,145,000	—	18,145,000
Municipal Bonds	—	388,035,617	—	388,035,617
Money Market Funds	3,673,451	—	—	3,673,451
Total Investments in Securities	3,673,451	406,180,617	—	409,854,068
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia California Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia California Intermediate Municipal Bond Fund | Annual Report 2019	19

Statement of Assets and Liabilities
April 30, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $390,258,907)	$409,854,068
Cash	43,021
Receivable for:
Investments sold	135,125
Capital shares sold	667,046
Interest	4,503,230
Expense reimbursement due from Investment Manager	1,343
Prepaid expenses	769
Total assets	415,204,602
Liabilities
Payable for:
Investments purchased	1,935,816
Investments purchased on a delayed delivery basis	8,997,545
Capital shares purchased	600,620
Distributions to shareholders	913,281
Management services fees	5,149
Distribution and/or service fees	525
Transfer agent fees	44,593
Compensation of board members	82,956
Other expenses	42,935
Total liabilities	12,623,420
Net assets applicable to outstanding capital stock	$402,581,182
Represented by
Paid in capital	387,444,375
Total distributable earnings (loss) (Note 2)	15,136,807
Total - representing net assets applicable to outstanding capital stock	$402,581,182
Class A
Net assets	$31,997,772
Shares outstanding	3,058,396
Net asset value per share	$10.46
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.78
Advisor Class
Net assets	$2,253,541
Shares outstanding	215,963
Net asset value per share	$10.43
Class C
Net assets	$11,160,798
Shares outstanding	1,067,385
Net asset value per share	$10.46
Institutional Class
Net assets	$343,275,709
Shares outstanding	32,885,684
Net asset value per share	$10.44
Institutional 2 Class
Net assets	$10,662,209
Shares outstanding	1,024,366
Net asset value per share	$10.41
Institutional 3 Class
Net assets	$3,231,153
Shares outstanding	309,709
Net asset value per share	$10.43
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia California Intermediate Municipal Bond Fund | Annual Report 2019

Statement of Operations
Year Ended April 30, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$47,927
Interest	13,518,743
Total income	13,566,670
Expenses:
Management services fees	1,865,900
Distribution and/or service fees
Class A	71,874
Class C	122,947
Transfer agent fees
Class A	34,789
Advisor Class	2,403
Class C	14,862
Institutional Class	416,766
Institutional 2 Class	5,502
Institutional 3 Class	320
Compensation of board members	18,141
Custodian fees	3,899
Printing and postage fees	14,765
Registration fees	18,097
Audit fees	34,650
Legal fees	10,397
Compensation of chief compliance officer	85
Other	14,795
Total expenses	2,650,192
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(520,039)
Expense reduction	(40)
Total net expenses	2,130,113
Net investment income	11,436,557
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	339,238
Net realized gain	339,238
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	8,178,888
Net change in unrealized appreciation (depreciation)	8,178,888
Net realized and unrealized gain	8,518,126
Net increase in net assets resulting from operations	$19,954,683
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia California Intermediate Municipal Bond Fund | Annual Report 2019	21

Statement of Changes in Net Assets
	Year Ended April 30, 2019	Year Ended April 30, 2018
Operations
Net investment income	$11,436,557	$11,803,160
Net realized gain	339,238	306,351
Net change in unrealized appreciation (depreciation)	8,178,888	(6,764,353)
Net increase in net assets resulting from operations	19,954,683	5,345,158
Distributions to shareholders
Net investment income and net realized gains
Class A	(766,498)
Advisor Class	(57,996)
Class C	(235,470)
Institutional Class	(10,042,410)
Institutional 2 Class	(269,809)
Institutional 3 Class	(64,374)
Net investment income
Class A		(768,273)
Advisor Class		(36,558)
Class B		(48)
Class C		(255,849)
Institutional Class		(10,485,055)
Institutional 2 Class		(177,401)
Institutional 3 Class		(15,152)
Total distributions to shareholders (Note 2)	(11,436,557)	(11,738,336)
Decrease in net assets from capital stock activity	(22,401,162)	(839,608)
Total decrease in net assets	(13,883,036)	(7,232,786)
Net assets at beginning of year	416,464,218	423,697,004
Net assets at end of year	$402,581,182	$416,464,218
Excess of distributions over net investment income	$(51,885)	$(51,885)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia California Intermediate Municipal Bond Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2019		April 30, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,221,766	12,574,432	568,644	5,932,350
Distributions reinvested	66,432	684,127	63,662	663,365
Redemptions	(902,313)	(9,277,531)	(971,417)	(10,117,936)
Net increase (decrease)	385,885	3,981,028	(339,111)	(3,522,221)
Advisor Class
Subscriptions	95,131	974,459	131,476	1,369,845
Distributions reinvested	5,598	57,516	3,502	36,274
Redemptions	(74,024)	(760,670)	(32,922)	(342,003)
Net increase	26,705	271,305	102,056	1,064,116
Class B
Redemptions	—	—	(971)	(10,245)
Net decrease	—	—	(971)	(10,245)
Class C
Subscriptions	121,594	1,247,406	188,393	1,963,830
Distributions reinvested	17,202	176,928	18,690	194,585
Redemptions	(392,556)	(4,036,023)	(379,798)	(3,963,125)
Net decrease	(253,760)	(2,611,689)	(172,715)	(1,804,710)
Institutional Class
Subscriptions	11,652,199	119,527,666	7,019,542	73,010,509
Distributions reinvested	227,694	2,339,160	203,148	2,109,952
Redemptions	(14,798,720)	(151,356,387)	(7,240,569)	(75,190,123)
Net decrease	(2,918,827)	(29,489,561)	(17,879)	(69,662)
Institutional 2 Class
Subscriptions	962,491	9,856,030	324,509	3,368,093
Distributions reinvested	26,300	269,512	17,102	177,111
Redemptions	(687,725)	(6,997,453)	(89,403)	(924,442)
Net increase	301,066	3,128,089	252,208	2,620,762
Institutional 3 Class
Subscriptions	355,216	3,652,149	86,753	911,412
Distributions reinvested	6,236	64,072	1,437	14,857
Redemptions	(136,640)	(1,396,555)	(4,267)	(43,917)
Net increase	224,812	2,319,666	83,923	882,352
Total net decrease	(2,234,119)	(22,401,162)	(92,489)	(839,608)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia California Intermediate Municipal Bond Fund | Annual Report 2019	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 4/30/2019	$10.23	0.27	0.23	0.50	(0.27)	(0.27)
Year Ended 4/30/2018	$10.38	0.27	(0.15)	0.12	(0.27)	(0.27)
Year Ended 4/30/2017	$10.72	0.26	(0.34)	(0.08)	(0.26)	(0.26)
Year Ended 4/30/2016	$10.50	0.27	0.22	0.49	(0.27)	(0.27)
Year Ended 4/30/2015	$10.42	0.29	0.08	0.37	(0.29)	(0.29)
Advisor Class
Year Ended 4/30/2019	$10.20	0.30	0.23	0.53	(0.30)	(0.30)
Year Ended 4/30/2018	$10.36	0.29	(0.16)	0.13	(0.29)	(0.29)
Year Ended 4/30/2017	$10.69	0.29	(0.33)	(0.04)	(0.29)	(0.29)
Year Ended 4/30/2016	$10.46	0.29	0.24	0.53	(0.30)	(0.30)
Year Ended 4/30/2015	$10.39	0.32	0.07	0.39	(0.32)	(0.32)
Class C
Year Ended 4/30/2019	$10.22	0.20	0.24	0.44	(0.20)	(0.20)
Year Ended 4/30/2018	$10.38	0.19	(0.16)	0.03	(0.19)	(0.19)
Year Ended 4/30/2017	$10.72	0.18	(0.34)	(0.16)	(0.18)	(0.18)
Year Ended 4/30/2016	$10.49	0.19	0.23	0.42	(0.19)	(0.19)
Year Ended 4/30/2015	$10.42	0.21	0.07	0.28	(0.21)	(0.21)
Institutional Class
Year Ended 4/30/2019	$10.21	0.30	0.23	0.53	(0.30)	(0.30)
Year Ended 4/30/2018	$10.36	0.29	(0.15)	0.14	(0.29)	(0.29)
Year Ended 4/30/2017	$10.70	0.28	(0.33)	(0.05)	(0.29)	(0.29)
Year Ended 4/30/2016	$10.47	0.30	0.23	0.53	(0.30)	(0.30)
Year Ended 4/30/2015	$10.40	0.32	0.07	0.39	(0.32)	(0.32)
Institutional 2 Class
Year Ended 4/30/2019	$10.18	0.30	0.23	0.53	(0.30)	(0.30)
Year Ended 4/30/2018	$10.33	0.30	(0.15)	0.15	(0.30)	(0.30)
Year Ended 4/30/2017	$10.67	0.29	(0.34)	(0.05)	(0.29)	(0.29)
Year Ended 4/30/2016	$10.44	0.31	0.23	0.54	(0.31)	(0.31)
Year Ended 4/30/2015	$10.37	0.32	0.08	0.40	(0.33)	(0.33)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia California Intermediate Municipal Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2019	$10.46	5.00%	0.87%	0.74% (c)	2.67%	17%	$31,998
Year Ended 4/30/2018	$10.23	1.10%	0.88%	0.74% (c)	2.56%	5%	$27,341
Year Ended 4/30/2017	$10.38	(0.75%)	0.92%	0.74% (c)	2.45%	17%	$31,273
Year Ended 4/30/2016	$10.72	4.76%	0.94%	0.74% (c)	2.58%	8%	$51,869
Year Ended 4/30/2015	$10.50	3.60%	0.95%	0.74% (c)	2.76%	6%	$47,317
Advisor Class
Year Ended 4/30/2019	$10.43	5.28%	0.62%	0.49% (c)	2.92%	17%	$2,254
Year Ended 4/30/2018	$10.20	1.25%	0.63%	0.49% (c)	2.83%	5%	$1,931
Year Ended 4/30/2017	$10.36	(0.42%)	0.67%	0.49% (c)	2.71%	17%	$903
Year Ended 4/30/2016	$10.69	5.13%	0.69%	0.49% (c)	2.81%	8%	$1,457
Year Ended 4/30/2015	$10.46	3.76%	0.70%	0.49% (c)	3.02%	6%	$529
Class C
Year Ended 4/30/2019	$10.46	4.32%	1.62%	1.49% (c)	1.92%	17%	$11,161
Year Ended 4/30/2018	$10.22	0.25%	1.63%	1.49% (c)	1.81%	5%	$13,508
Year Ended 4/30/2017	$10.38	(1.49%)	1.67%	1.49% (c)	1.71%	17%	$15,503
Year Ended 4/30/2016	$10.72	4.08%	1.69%	1.49% (c)	1.83%	8%	$14,549
Year Ended 4/30/2015	$10.49	2.72%	1.70%	1.49% (c)	2.01%	6%	$12,965
Institutional Class
Year Ended 4/30/2019	$10.44	5.27%	0.62%	0.49% (c)	2.92%	17%	$343,276
Year Ended 4/30/2018	$10.21	1.35%	0.63%	0.49% (c)	2.82%	5%	$365,455
Year Ended 4/30/2017	$10.36	(0.51%)	0.67%	0.49% (c)	2.71%	17%	$371,130
Year Ended 4/30/2016	$10.70	5.12%	0.69%	0.49% (c)	2.83%	8%	$378,630
Year Ended 4/30/2015	$10.47	3.76%	0.70%	0.49% (c)	3.02%	6%	$329,535
Institutional 2 Class
Year Ended 4/30/2019	$10.41	5.34%	0.56%	0.43%	2.98%	17%	$10,662
Year Ended 4/30/2018	$10.18	1.42%	0.56%	0.42%	2.89%	5%	$7,363
Year Ended 4/30/2017	$10.33	(0.42%)	0.55%	0.41%	2.80%	17%	$4,867
Year Ended 4/30/2016	$10.67	5.23%	0.55%	0.39%	2.93%	8%	$2,829
Year Ended 4/30/2015	$10.44	3.85%	0.55%	0.40%	3.09%	6%	$1,738
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia California Intermediate Municipal Bond Fund | Annual Report 2019	25

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 4/30/2019	$10.20	0.31	0.23	0.54	(0.31)	(0.31)
Year Ended 4/30/2018	$10.35	0.30	(0.15)	0.15	(0.30)	(0.30)
Year Ended 4/30/2017(d)	$10.27	0.05	0.08	0.13	(0.05)	(0.05)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia California Intermediate Municipal Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 4/30/2019	$10.43	5.39%	0.51%	0.38%	3.02%	17%	$3,231
Year Ended 4/30/2018	$10.20	1.46%	0.52%	0.38%	2.95%	5%	$866
Year Ended 4/30/2017(d)	$10.35	1.27%	0.52% (e)	0.36% (e)	2.98% (e)	17%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia California Intermediate Municipal Bond Fund | Annual Report 2019	27

Notes to Financial Statements
April 30, 2019
Note 1. Organization
Columbia California Intermediate Municipal Bond Fund (formerly known as Columbia AMT-Free California Intermediate Muni Bond Fund) (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Effective May 14, 2019, Columbia AMT-Free California Intermediate Muni Bond Fund was renamed Columbia California Intermediate Municipal Bond Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or
28	Columbia California Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia California Intermediate Municipal Bond Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
April 30, 2019
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
30	Columbia California Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2019 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended April 30, 2019, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $2,370,861 and $0, respectively.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia California Intermediate Municipal Bond Fund | Annual Report 2019	31

Notes to Financial Statements  (continued)
April 30, 2019
For the year ended April 30, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.02
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2019, these minimum account balance fees reduced total expenses of the Fund by $40.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2019, if any, are listed below:
Amount ($)
Class A	25,801
Class C	4,636
32	Columbia California Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2018 through August 31, 2019	Prior to September 1, 2018
Class A	0.74%	0.74%
Advisor Class	0.49	0.49
Class C	1.49	1.49
Institutional Class	0.49	0.49
Institutional 2 Class	0.43	0.43
Institutional 3 Class	0.39	0.38
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2019, these differences were primarily due to differing treatment for capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2019				Year Ended April 30, 2018
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
57,658	11,378,899	—	11,436,557	18,109	11,720,227	—	11,738,336
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
Columbia California Intermediate Municipal Bond Fund | Annual Report 2019	33

Notes to Financial Statements  (continued)
April 30, 2019
At April 30, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	943,223	—	(4,406,469)	19,595,161
At April 30, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
390,258,907	19,643,210	(48,049)	19,595,161
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended April 30, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
4,406,469	—	4,406,469	339,238	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $66,544,016 and $85,259,646, respectively, for the year ended April 30, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended April 30, 2019.
34	Columbia California Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended April 30, 2019.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Columbia California Intermediate Municipal Bond Fund | Annual Report 2019	35

Notes to Financial Statements  (continued)
April 30, 2019
Shareholder concentration risk
At April 30, 2019, one unaffiliated shareholder of record owned 65.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
36	Columbia California Intermediate Municipal Bond Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia California Intermediate Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia California Intermediate Municipal Bond Fund (formerly known as Columbia AMT-Free California Intermediate Muni Bond Fund) (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of April 30, 2019, the related statement of operations for the year ended April 30, 2019, the statement of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia California Intermediate Municipal Bond Fund | Annual Report 2019	37

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Exempt- interest dividends
99.50%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
38	Columbia California Intermediate Municipal Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	119	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	119	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	119	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia California Intermediate Municipal Bond Fund | Annual Report 2019	39

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	119	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
40	Columbia California Intermediate Municipal Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	117	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	188	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia California Intermediate Municipal Bond Fund | Annual Report 2019	41

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
42	Columbia California Intermediate Municipal Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia California Intermediate Municipal Bond Fund | Annual Report 2019	43

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
44	Columbia California Intermediate Municipal Bond Fund | Annual Report 2019

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Columbia California Intermediate Municipal Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN122_04_J01_(06/19)

Annual Report
April 30, 2019
Columbia Short Term Municipal Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Short Term Municipal Bond Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Short Term Municipal Bond Fund (the Fund) seeks current income exempt from federal income tax, consistent with minimal fluctuation of principal.
Portfolio management
Catherine Stienstra
Co-Portfolio Manager
Managed Fund since 2012
Anders Myhran, CFA
Co-Portfolio Manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended April 30, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/02/93	2.39	0.75	1.04
	Including sales charges		1.40	0.54	0.93
Advisor Class*		03/19/13	2.64	1.04	1.30
Class C	Excluding sales charges	05/19/94	1.62	0.00	0.28
	Including sales charges		0.62	0.00	0.28
Institutional Class		10/07/93	2.64	1.00	1.29
Institutional 2 Class*		11/08/12	2.69	1.10	1.35
Institutional 3 Class*		03/01/17	2.84	1.04	1.31
Bloomberg Barclays 1-3 Year Municipal Bond Index			2.64	1.05	1.37
Returns for Class A shares are shown with and without the maximum initial sales charge of 1.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays 1-3 Year Municipal Bond Index is an unmanaged index which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to three years.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Short Term Municipal Bond Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2009 — April 30, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Short Term Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at April 30, 2019)
AAA rating	7.2
AA rating	25.1
A rating	27.2
BBB rating	16.6
BB rating	0.8
B rating	0.9
Not rated	22.2
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Top Ten States/Territories (%) (at April 30, 2019)
New York	26.7
Illinois	17.3
New Jersey	5.4
Pennsylvania	5.4
Texas	3.8
Alabama	3.4
Connecticut	2.9
Colorado	2.9
Georgia	2.8
Minnesota	2.5
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

4	Columbia Short Term Municipal Bond Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2019, the Fund’s Class A shares returned 2.39% excluding sales charges, and its Institutional shares returned 2.64%. During the same time period, the Fund’s benchmark, the Bloomberg Barclays 1-3 Year Municipal Bond Index, returned 2.64%. Effective credit quality, yield curve and sector positioning overall contributed positively, slightly offset by the mixed results of security selection and the detracting effect of duration positioning.
Short-term tax-exempt bond market supported by positive fundamentals and technicals
The period was a decidedly positive one for the municipal bond market, with the broad Bloomberg Barclays Municipal Bond Index up 6.16%, posting positive absolute returns in 10 of the 12 months. Yields rallied across the yield curve, or spectrum of maturities, with one-year, three-year and five-year municipal bond yields down 19, 40 and 56 basis points, respectively. (A basis point is 1/100th of a percentage point. Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa.)
Among the major factors influencing the capital markets broadly, and the municipal bond market more specifically, was strength in the U.S. economy, which largely avoided the travails challenging other developed market economies around the world. Also, the U.S. Federal Reserve’s (Fed) pivot away from quarterly interest rate hikes to a more “patient” stance with less forward guidance and a more data-dependent strategy, sparked a rate rally that commenced mid-November 2018. Subdued U.S. inflation, U.S.-China trade tensions, Brexit concerns and overall eurozone weakness further served as backdrop during the period.
Amid these conditions, the municipal bond market was supported by generally positive credit fundamentals. Strong U.S. labor markets, improving wages and consumer spending, ongoing recovery in property values, and state and local governments enjoying improved revenues given higher property and sales tax collections all combined to provide a constructive foundation for the municipal bond market. There were pockets of weakness in some sectors, such as health care and higher education, but, overall, rating agency upgrades exceeded downgrades. Technicals, or the supply/demand scenario, were also favorable. Manageable supply was coupled with mostly positive flows into municipal bond investments, with the exception of the fourth quarter of 2018, when the sector experienced outflows during heightened volatility. The Tax Cuts and Jobs Act’s cap on state and local income tax deductions, which first affected taxpayers when filing their 2018 taxes, made municipal bonds more attractive, particularly to investors in high tax states. The reality of the impact of the U.S. Administration’s tax reform served as catalyst to a wave of buying to start 2019, as municipal bond mutual funds saw record inflows and the best start to a year since records began being kept in 1992. That said, tax reform also curtailed bank and property and casualty insurance companies’ participation in the longer term end of the municipal bond market, leading to short-lived periods of weakness and steepening of the municipal yield curve.
Toward the end of the period, a challenge for investors in the short-term municipal bond market was the unusually flat front, or short-term, end of the yield curve, meaning the differential in yields between shorter term and longer term maturities had narrowed significantly. Historically, the one- to five-year maturity range represented nearly 30% of the entire yield pickup across the 30-year term structure. However, by the end of the period, that had compressed down to less than 10%.
Credit quality, yield curve and sector positioning overall boosted results
Lower quality securities overall outperformed higher quality securities during the period. As such, having underweighted allocations to bonds rated AAA and AA, having overweighted allocations to lower rated bonds (i.e., A and BBB, investment-grade bonds), and having exposure to non-rated securities, added value.
Further, yield curve positioning proved beneficial, as the Fund had an emphasis on securities with greater than three-year maturities, which were not part of the benchmark but had outperformed the benchmark during the period. This was partially offset by the detracting effect of the Fund’s emphasis on securities with less than one-year maturities, which were also not part of the benchmark and had underperformed the benchmark during the period given the dramatic flattening of the yield curve.
Columbia Short Term Municipal Bond Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
From a sector perspective, having an underweight to pre-refunded bonds contributed positively to the Fund’s relative results. The pre-refunded sector is generally a higher quality one, which underperformed lower quality sectors during the period. Having an underweight to California-based credits, which generally underperformed the benchmark during the period, and an overweight to Illinois-based credits, which generally outperformed the benchmark during the period, also helped. Security selection among state general obligation bonds, education sector bonds and bonds rated AA2, proved effective as well.
Duration positioning hampered returns
The Fund’s duration positioning detracted from its relative results during the period. (Duration is a measure of interest-rate sensitivity.) The Fund had a shorter duration stance than that of the benchmark for most of the period, which hurt as interest rates fell. The Fund had a duration of approximately one-fourth of a year shorter than that of the benchmark during the first half of the period. Toward the end of 2018, when the rate cycle picture started to change, we began adding longer maturity securities to the Fund’s portfolio, shifting the Fund’s duration stance to about one-tenth of a year shorter than that of the benchmark. In the process, we began to re-establish the Fund’s barbell position, which we had allowed to diminish during the time when the Fed was more active and rates were moving higher. (A barbell position is one in which the Fund emphasizes securities at the shorter term end and longer term end of the benchmark, with a lesser focus on the intermediate-term segment.)
Security selection among bonds rated BBB also hampered the Fund’s relative results during the period.
Fundamental analysis drove portfolio changes
As discussed above, we adjusted the Fund’s duration during the period, though it was shorter than the benchmark throughout. From a credit quality perspective, we stayed disciplined in our up-in-quality bias during the period. More specifically, while the Fund’s exposure to non-rated notes increased as a percentage of total net assets, the Fund’s allocation to bonds rated A decreased, while its allocation to bonds rated AAA and AA increased.
Changes to sector allocations were modest, but, at the margin, reflected our tilt away from lower quality credit to more higher quality areas of the short-term municipal bond market. During the period, we increased the Fund’s allocations to airport, prepaid gas, student loan and housing bonds — each a sector generally considered of higher quality but still providing attractive yield.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Short Term Municipal Bond Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2018 — April 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,017.60	1,021.52	3.30	3.31	0.66
Advisor Class	1,000.00	1,000.00	1,019.90	1,022.76	2.05	2.06	0.41
Class C	1,000.00	1,000.00	1,013.80	1,017.80	7.04	7.05	1.41
Institutional Class	1,000.00	1,000.00	1,018.90	1,022.76	2.05	2.06	0.41
Institutional 2 Class	1,000.00	1,000.00	1,020.10	1,023.01	1.80	1.81	0.36
Institutional 3 Class	1,000.00	1,000.00	1,020.30	1,023.21	1.60	1.61	0.32
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Short Term Municipal Bond Fund | Annual Report 2019	7

Portfolio of Investments
April 30, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 0.8%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
New York 0.8%
New York City Transitional Finance Authority(a),(b),(c)
Subordinated Revenue Bonds
Future Tax Secured
Series 2016 (JPMorgan Chase Bank)
02/01/2045	2.300%	6,050,000	6,050,000
New York City Water & Sewer System(b),(c)
Revenue Bonds
2nd General Resolution
Series 2016BB (State Street Bank and Trust Co.)
06/15/2049	2.300%	800,000	800,000
Total			6,850,000
Total Floating Rate Notes (Cost $6,850,000)			6,850,000

Municipal Bonds 85.7%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 3.4%
Black Belt Energy Gas District
Revenue Bonds
Series 2016A
07/01/2046	4.000%	12,500,000	13,018,625
Series 2017-A
08/01/2047	4.000%	2,500,000	2,654,850
Series 2018A
12/01/2048	4.000%	4,970,000	5,305,028
Black Belt Energy Gas District(d)
Revenue Bonds
Series 2018B-2
Muni Swap Index Yield + 0.620% 12/01/2048	2.920%	5,000,000	5,000,000
Southeast Alabama Gas Supply District (The)
Revenue Bonds
Project #2
Series 2018A
06/01/2021	4.000%	1,000,000	1,036,930
State of Alabama Docks Department
Refunding Revenue Bonds
Docks Facilities
Series 2017B
10/01/2019	5.000%	1,275,000	1,290,389
10/01/2020	5.000%	1,280,000	1,333,427
Total			29,639,249
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alaska 1.0%
Alaska Industrial Development & Export Authority
Revenue Bonds
Yukon-Kuskokwim Health Corp. Project
Series 2017
12/01/2020	3.500%	5,300,000	5,332,118
City of Valdez
Refunding Revenue Bonds
BP Pipelines, Inc. Project
Series 2003B
01/01/2021	5.000%	3,350,000	3,516,964
Total			8,849,082
Arizona 0.8%
City of Phoenix Civic Improvement Corp.(e)
Revenue Bonds
Series 2017A AMT
07/01/2032	5.000%	2,000,000	2,352,420
Maricopa County Industrial Development Authority
Revenue Bonds
Banner Health
Series 2017B
01/01/2048	5.000%	4,500,000	4,976,820
Total			7,329,240
Arkansas 0.6%
Arkansas Development Finance Authority
Refunding Revenue Bonds
Baptist Health
Series 2015A
12/01/2019	5.000%	5,095,000	5,188,086
California 1.0%
California Municipal Finance Authority
Refunding Revenue Bonds
Community Medical Centers
Series 2017A
02/01/2036	5.000%	1,745,000	1,986,717
California Statewide Communities Development Authority(a)
Refunding Revenue Bonds
California Baptist University
Series 2017A
11/01/2022	3.000%	1,680,000	1,696,565
County of Riverside(e)
Revenue Bonds
Series 1989A Escrowed to Maturity (GNMA) AMT
05/01/2021	7.800%	1,500,000	1,674,525
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Short Term Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Palomar Health
Refunding Revenue Bonds
Series 2016
11/01/2019	4.000%	1,500,000	1,512,240
11/01/2020	5.000%	2,235,000	2,323,931
Total			9,193,978
Colorado 2.9%
City & County of Denver Airport System(e)
Refunding Revenue Bonds
Series 2017A AMT
11/15/2030	5.000%	1,925,000	2,295,505
Revenue Bonds
Series 2011A AMT
11/15/2021	5.000%	5,000,000	5,389,950
Colorado Health Facilities Authority
Refunding Revenue Bonds
Evangelical Lutheran Good Samaritan Society
Series 2015
06/01/2019	4.000%	900,000	901,482
Series 2017
06/01/2019	5.000%	950,000	952,243
06/01/2021	5.000%	700,000	740,306
Dawson Ridge Metropolitan District No. 1(f)
Limited General Obligation Refunding Bonds
Series 1992B Escrowed to maturity
10/01/2022	0.000%	3,375,000	3,172,568
E-470 Public Highway Authority
Refunding Revenue Bonds
Series 2015A
09/01/2019	5.000%	1,000,000	1,009,800
Regional Transportation District
Certificate of Participation
Series 2010A
06/01/2020	5.000%	2,105,000	2,179,959
University of Colorado Hospital Authority
Revenue Bonds
Obligation Group
Series 2017
11/15/2038	5.000%	3,650,000	3,912,179
11/15/2047	4.000%	4,700,000	4,732,524
Total			25,286,516
Connecticut 2.9%
City of Waterbury
Unlimited General Obligation Bonds
Series 2017A
11/15/2020	4.000%	350,000	361,774
11/15/2021	5.000%	500,000	538,610
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unlimited General Obligation Refunding Bonds
Series 2017B
09/01/2020	4.000%	330,000	339,630
09/01/2021	5.000%	425,000	455,022
Connecticut Housing Finance Authority(e)
Refunding Revenue Bonds
Subordinated Series 2018A-2 AMT
05/15/2021	2.150%	1,595,000	1,592,352
11/15/2021	2.250%	1,625,000	1,628,656
05/15/2022	2.375%	1,460,000	1,465,650
Revenue Bonds
Subordinated Series 2017 C-2 AMT
05/15/2020	2.750%	2,300,000	2,315,203
05/15/2021	3.000%	2,680,000	2,725,989
11/15/2021	3.000%	4,435,000	4,505,428
State of Connecticut
Unlimited General Obligation Bonds
Series 2012B
04/15/2027	5.000%	3,000,000	3,242,100
State of Connecticut Special Tax
Revenue Bonds
Series 2018B
10/01/2031	5.000%	3,535,000	4,166,846
State of Connecticut Special Tax Revenue
Revenue Bonds
Transportation Infrastructure
Series 2016A
09/01/2021	5.000%	2,000,000	2,145,560
Total			25,482,820
District of Columbia 0.6%
District of Columbia
Revenue Bonds
Federal Highway Grant Anticipation
12/01/2023	5.250%	1,750,000	1,844,098
Metropolitan Washington Airports Authority(e)
Refunding Revenue Bonds
Series 2018A AMT
10/01/2023	5.000%	3,000,000	3,394,080
Total			5,238,178
Florida 2.3%
City of Cape Coral Water & Sewer
Refunding Special Assessment Bonds
Various Areas
Series 2017 (AGM)
09/01/2019	1.650%	960,000	959,270
09/01/2020	1.900%	955,000	952,994

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Jacksonville
Revenue Bonds
Series 2011A
10/01/2024	5.000%	3,010,000	3,230,061
10/01/2025	5.000%	2,935,000	3,148,140
County of Broward Airport System(e)
Refunding Revenue Bonds
Series 2015C AMT
10/01/2020	5.000%	1,885,000	1,966,112
Revenue Bonds
Series 2017 AMT
10/01/2021	5.000%	1,480,000	1,588,203
County of Lee Solid Waste System(e)
Refunding Revenue Bonds
Series 2016 (NPFGC) AMT
10/01/2022	5.000%	3,100,000	3,353,487
County of Miami-Dade Aviation(e)
Refunding Revenue Bonds
Series 2014 AMT
10/01/2020	5.000%	2,000,000	2,086,060
Florida Housing Finance Corp.
Revenue Bonds
Homeowner Mortgage Special Program
Series 2010A (GNMA / FNMA / FHLMC)
07/01/2028	5.000%	155,000	155,698
Florida Ports Financing Commission(e)
Refunding Revenue Bonds
Transportation Fund
Seris 2011B AMT
06/01/2023	5.000%	3,000,000	3,189,780
Total			20,629,805
Georgia 2.8%
Burke County Development Authority
Refunding Revenue Bonds
Georgia Power Co. Plant Vogtle
Series 2015
10/01/2032	2.350%	7,700,000	7,704,774
Series 2017
12/01/2049	1.850%	4,350,000	4,346,215
City of Atlanta
Refunding Tax Allocation Bonds
Atlantic Station Project
Series 2017
12/01/2020	5.000%	1,000,000	1,046,110
Georgia Housing & Finance Authority
Refunding Revenue Bonds
Single Family Mortgage
Series 2016A-1
12/01/2046	3.500%	2,520,000	2,593,559
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Main Street Natural Gas, Inc.
Revenue Bonds
Series 2007A
03/15/2021	5.000%	5,000,000	5,263,350
Monroe County Development Authority
Revenue Bonds
Georgia Power Co. Plant Scherer
Series 2015
10/01/2048	2.350%	4,000,000	3,986,160
Total			24,940,168
Illinois 17.0%
Chicago Board of Education
Unlimited General Obligation Refunding Bonds
Dedicated
Series 2017F
12/01/2019	5.000%	6,000,000	6,080,220
Chicago O’Hare International Airport(e)
Refunding Revenue Bonds
General Senior Lien
Series 2012B AMT
01/01/2022	5.000%	5,000,000	5,396,700
Series 2013A AMT
01/01/2022	5.000%	5,675,000	6,125,254
Chicago Park District
Limited Tax General Obligation Refunding Bonds
Series 2014D
01/01/2020	5.000%	1,000,000	1,018,720
01/01/2021	5.000%	1,000,000	1,044,090
Chicago Transit Authority
Refunding Revenue Bonds
Federal Transit Administration Section 5307 Urbanized Area Formula Funds
Series 2015
06/01/2020	5.000%	11,250,000	11,597,737
City of Chicago
Prerefunded 01/01/20 Revenue Bonds
Series 2009A
01/01/2022	5.000%	2,090,000	2,136,273
Refunding General Obligation Unlimited Bonds
Project
Series 2014A
01/01/2020	4.000%	1,175,000	1,186,891
Series 2015
01/01/2020	5.000%	1,625,000	1,652,072
Unlimited General Obligation Bonds
Series 2015A
01/01/2020	5.000%	3,480,000	3,537,977
Unlimited General Obligation Notes
Series 2015A Escrowed to Maturity
01/01/2021	5.000%	5,000,000	5,268,600

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Short Term Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unlimited General Obligation Refunding Bonds
Project
Series 2014A Escrowed to Maturity
01/01/2021	5.000%	4,875,000	5,136,885
Series 2016C
01/01/2022	5.000%	5,000,000	5,277,000
City of Chicago(f)
Unlimited General Obligation Refunding Bonds
Series 2009C
01/01/2022	0.000%	2,700,000	2,487,618
City of Chicago Wastewater Transmission
Refunding Revenue Bonds
2nd Lien
Series 2015C
01/01/2020	5.000%	1,000,000	1,019,990
01/01/2021	5.000%	1,000,000	1,049,160
Second Lien
01/01/2024	5.000%	2,200,000	2,468,290
Revenue Bonds
Second Lien
01/01/2021	3.000%	1,795,000	1,823,307
City of Chicago Waterworks
Refunding Revenue Bonds
2nd Lien
Series 2016
11/01/2019	5.000%	3,000,000	3,045,510
11/01/2020	5.000%	5,000,000	5,222,450
11/01/2021	5.000%	2,115,000	2,266,794
Series 2016
11/01/2022	5.000%	3,220,000	3,533,628
Revenue Bonds
Second Lien
Series 2012
11/01/2021	4.000%	1,500,000	1,571,310
City of Chicago Waterworks(f)
Revenue Bonds
Capital Appreciation Senior Lien
Series 2000 (AMBAC)
11/01/2019	0.000%	5,550,000	5,489,394
City of Granite City(e),(g)
Revenue Bonds
Waste Management, Inc. Project
Series 2019 AMT
05/01/2027	2.200%	5,000,000	5,000,000
City of Springfield Electric
Refunding Revenue Bonds
Senior Lien
Series 2015
03/01/2020	5.000%	2,000,000	2,050,960
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Winnebago
Unlimited General Obligation Refunding Bonds
Public Safety Sales Tax
12/30/2024	5.000%	4,000,000	4,450,160
DeKalb County Community Unit School District No. 424 Genoa-Kingston(f)
Unlimited General Obligation Bonds
Capital Appreciation
Series 2001 (AMBAC)
01/01/2021	0.000%	1,500,000	1,446,480
Illinois Development Finance Authority(f)
Revenue Bonds
Zero Regency Park
Series 1991 Escrowed to Maturity
07/15/2023	0.000%	1,890,000	1,742,693
Illinois Finance Authority
Refunding Revenue Bonds
Advocate Health Care
Series 2014
08/01/2019	5.000%	600,000	604,872
Swedish Covenant Hospital
Series 2016
08/15/2019	5.000%	495,000	498,693
08/15/2020	5.000%	400,000	413,096
08/15/2021	5.000%	455,000	480,981
Illinois Finance Authority(d)
Refunding Revenue Bonds
Presbyterian Home
Series 2016
0.7 x 1-month USD LIBOR + 1.350% 05/01/2036	3.101%	2,400,000	2,407,128
Kane Cook & DuPage Counties School District No. U-46 Elgin
Unlimited General Obligation Refunding Bonds
Series 2015C
01/01/2020	5.000%	1,500,000	1,531,395
Kendall Kane & Will Counties Community Unit School District No. 308(f)
Unlimited General Obligation Bonds
Capital Appreciation-School
Series 2018 AGM
02/01/2022	0.000%	1,950,000	1,838,245
Kendall Kane & Will Counties Community Unit School District No. 308
Unlimited General Obligation Refunding Bonds
Series 2011A
02/01/2023	5.500%	2,000,000	2,241,480
Regional Transportation Authority
Revenue Bonds
Series 2003A (NPFGC)
07/01/2022	5.500%	3,470,000	3,854,719
Series 2016A
06/01/2031	5.000%	1,785,000	2,060,729
Series 2018B
06/01/2033	5.000%	1,815,000	2,134,712

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Illinois
Unlimited General Obligation Bonds
Series 2013CR (AGM)
04/01/2021	5.000%	7,180,000	7,531,174
Series 2016
01/01/2020	5.000%	2,500,000	2,544,800
Series 2017B
11/01/2019	5.000%	5,000,000	5,073,100
Series 2017D
11/01/2021	5.000%	5,000,000	5,296,100
11/01/2022	5.000%	4,865,000	5,233,183
Unlimited General Obligation Refunding Bonds
Series 2018-A
10/01/2021	5.000%	2,000,000	2,114,600
Unrefunded Revenue Bonds
Build Illinois
Series 2009B
06/15/2020	5.000%	1,415,000	1,420,066
University of Illinois
Refunding Revenue Bonds
Auxiliary Facilities System
Series 2013A
04/01/2026	5.000%	2,000,000	2,209,580
Total			149,614,816
Indiana 1.3%
Indiana Health & Educational Facilities Financing Authority
Revenue Bonds
Ascension Senior Credit
Series 2016
11/15/2031	1.750%	5,000,000	5,005,150
Indiana Health Facility Financing Authority
Revenue Bonds
Ascension Health Subordinated Credit Group
Series 2016
11/01/2027	1.250%	3,245,000	3,224,881
Indiana Housing & Community Development Authority(e)
Refunding Revenue Bonds
Series 2017A-2 (GNMA) AMT
01/01/2039	4.000%	1,630,000	1,688,517
Series 2017C-2 (GNMA) AMT
01/01/2037	4.000%	1,815,000	1,881,538
Total			11,800,086
Iowa 0.3%
Iowa Student Loan Liquidity Corp.(e)
Revenue Bonds
Series 2015A AMT
12/01/2022	5.000%	2,000,000	2,185,440
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Kentucky 1.5%
Kentucky Economic Development Finance Authority
Refunding Revenue Bonds
Owensboro Health System
Series 2017A
06/01/2021	5.000%	1,000,000	1,049,440
06/01/2022	5.000%	1,000,000	1,071,430
Kentucky Public Energy Authority
Revenue Bonds
Gas Supply
06/01/2020	4.000%	650,000	662,122
12/01/2020	4.000%	1,070,000	1,099,179
06/01/2021	4.000%	1,065,000	1,101,253
12/01/2024	4.000%	3,000,000	3,220,500
Kentucky State Property & Building Commission
Refunding Revenue Bonds
Project #112
Series 2016B
11/01/2021	5.000%	3,000,000	3,219,090
Louisville Regional Airport Authority(e)
Refunding Revenue Bonds
Series 2014-A AMT
07/01/2022	5.000%	1,625,000	1,767,772
Total			13,190,786
Maine 0.4%
Maine State Housing Authority
Revenue Bonds
Series 2016B-1
11/15/2046	3.500%	3,060,000	3,137,724
Maryland 0.1%
Maryland Health & Higher Educational Facilities Authority
Refunding Revenue Bonds
Meritus Medical Center Issue
Series 2015
07/01/2019	5.000%	500,000	502,475
Massachusetts 1.4%
Massachusetts Educational Financing Authority(e)
Refunding Revenue Bonds
Issue K
Series 2017A AMT
07/01/2020	4.000%	375,000	383,955
07/01/2021	4.000%	1,000,000	1,042,450
Series 2016J AMT
07/01/2020	4.000%	2,150,000	2,201,342
Series 2018B AMT
07/01/2021	5.000%	1,150,000	1,223,059
Revenue Bonds
Series 2015A AMT
01/01/2022	5.000%	3,500,000	3,771,075

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Short Term Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Housing Finance Agency(e)
Refunding Revenue Bonds
Single Family
Series 2017-188 AMT
12/01/2020	1.700%	885,000	875,796
06/01/2021	1.800%	685,000	676,369
Massachusetts Housing Finance Agency
Revenue Bonds
Construction Loan Notes
Series 2017B
12/01/2021	2.050%	2,000,000	2,003,000
Total			12,177,046
Michigan 0.5%
Michigan Finance Authority(e)
Refunding Revenue Bonds
Student Loan
Series 2014 25-A AMT
11/01/2019	5.000%	1,250,000	1,267,213
Wayne County Airport Authority(e)
Refunding Revenue Bonds
Junior Lien
Series 2017B AMT
12/01/2019	5.000%	500,000	509,045
12/01/2021	5.000%	1,000,000	1,075,640
12/01/2022	5.000%	1,100,000	1,211,551
Total			4,063,449
Minnesota 2.5%
City of Maple Grove
Refunding Revenue Bonds
Maple Grove Hospital Corp.
Series 2017
05/01/2020	4.000%	785,000	800,896
05/01/2021	4.000%	500,000	520,050
05/01/2022	4.000%	500,000	529,075
City of Minneapolis
Revenue Bonds
Housing - 1500 Nicollet Apartments Project
Series 2017
05/01/2021	3.000%	1,450,000	1,445,694
Duluth Independent School District No. 709(g)
Refunding Certificate of Participation
School District Credit Enhancement Project
Series 2019B
02/01/2022	5.000%	965,000	1,037,587
Hastings Independent School District No. 200(f)
Unlimited General Obligation Bonds
Student Credit Enhancement Program School Building
Series 2018A
02/01/2023	0.000%	800,000	744,736
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Fairview Health Services
Series 2017
11/15/2022	5.000%	600,000	664,026
Revenue Bonds
Millberry Apartments Project
Series 2018B
03/01/2021	3.750%	3,915,000	3,916,879
Union Flats Apartments Project
Series 2017B
02/01/2022	2.750%	2,125,000	2,115,459
Minnesota Housing Finance Agency
Refunding Revenue Bonds
Non-Ace Residential Housing
Series 2016S (GNMA)
07/01/2046	3.500%	5,545,000	5,737,412
Minnesota Housing Finance Agency(e)
Refunding Revenue Bonds
Residential Housing
Series 2014C (GNMA) AMT
07/01/2019	1.800%	1,300,000	1,299,831
Series 2017D (FNMA) AMT
01/01/2020	2.000%	925,000	922,743
Series 2017D (GNMA) AMT
07/01/2019	1.800%	930,000	929,126
01/01/2021	2.200%	1,455,000	1,450,591
Total			22,114,105
Mississippi 0.3%
Mississippi Development Bank
Refunding Revenue Bonds
Jackson Public School District Project
Series 2015A
04/01/2020	5.000%	1,000,000	1,029,600
State of Mississippi
Revenue Bonds
Series 2019A
10/15/2022	5.000%	750,000	829,290
10/15/2023	5.000%	750,000	848,625
Total			2,707,515
Missouri 0.4%
Cape Girardeau County Industrial Development Authority
Refunding Revenue Bonds
SoutheastHEALTH
Series 2017
03/01/2020	5.000%	325,000	332,277
03/01/2021	5.000%	400,000	418,360

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Springfield(e)
Refunding Revenue Bonds
Series 2017-B AMT
07/01/2020	5.000%	2,810,000	2,906,748
Total			3,657,385
Nevada 1.9%
County of Clark Department of Aviation(e)
Refunding Revenue Bonds
Airport System Junior Subordinated Lien
Series 2017C AMT
07/01/2021	5.000%	5,000,000	5,320,950
Las Vegas McCarran International Airport
Series 2017 AMT
07/01/2021	5.000%	2,500,000	2,663,200
07/01/2022	5.000%	2,240,000	2,449,037
Subordinated Series 2017A-1 AMT
07/01/2022	5.000%	3,000,000	3,279,960
Nevada Housing Division
Revenue Bonds
Desert Properties Apartments Project
06/01/2020	2.150%	2,960,000	2,968,732
Total			16,681,879
New Hampshire 0.6%
New Hampshire Business Finance Authority(d),(e)
Refunding Revenue Bonds
Waste Management, Inc. Project
Series 2018 AMT
Muni Swap Index Yield + 0.750% 10/01/2033	3.050%	5,000,000	4,986,750
New Jersey 4.5%
City of Atlantic City
Unlimited General Obligation Bonds
Tax Appeal
Series 2017B (AGM)
03/01/2020	5.000%	400,000	409,656
03/01/2021	5.000%	650,000	683,059
03/01/2022	5.000%	500,000	539,050
New Jersey Economic Development Authority
Refunding Revenue Bonds
School Facilities Construction
Series 2013
03/01/2023	5.000%	2,520,000	2,756,376
Series 2017B
11/01/2022	5.000%	2,285,000	2,501,092
Revenue Bonds
Series 2017DDD
06/15/2019	5.000%	500,000	501,949
06/15/2020	5.000%	500,000	516,345
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Health Care Facilities Financing Authority
Refunding Revenue Bonds
Princeton HealthCare System
Series 2016
07/01/2020	5.000%	650,000	674,681
New Jersey Higher Education Student Assistance Authority(e)
Refunding Revenue Bonds
Series 2018B AMT
12/01/2020	5.000%	1,500,000	1,567,635
Revenue Bonds
Series 2013-1A AMT
12/01/2019	5.000%	3,500,000	3,559,430
Series 2015-1A AMT
12/01/2019	5.000%	2,500,000	2,542,450
Series 2016-1A AMT
12/01/2020	5.000%	1,250,000	1,306,362
Series 2017-1A AMT
12/01/2023	5.000%	2,100,000	2,352,987
New Jersey Housing & Mortgage Finance Agency
Refunding Revenue Bonds
Series 2017B
05/01/2021	2.000%	7,675,000	7,687,971
New Jersey Transportation Trust Fund Authority
Refunding Revenue Bonds
Federal Highway Reimbursement
Series 2018
06/15/2022	5.000%	3,000,000	3,256,260
Revenue Bonds
Transportation System
Series 1999A
06/15/2020	5.750%	5,000,000	5,116,300
Series 2006A (AGM)
12/15/2020	5.250%	2,360,000	2,482,720
Tobacco Settlement Financing Corp.
Refunding Revenue Bonds
Series 2018A
06/01/2022	5.000%	1,000,000	1,084,490
Total			39,538,813
New York 15.4%
Board of Cooperative Educational Services for the Sole Supervisory District
Revenue Notes
RAN Series 2018
06/18/2019	2.750%	7,000,000	7,004,892
Bolivar-Richburg Central School District
Unlimited General Obligation Notes
BAN Series 2018
07/12/2019	2.750%	5,730,000	5,736,876

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Short Term Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Campbell-Savona Central School District
Unlimited General Obligation Notes
BAN Series 2018
06/28/2019	2.750%	7,570,000	7,577,541
Center Moriches Union Free School District
Unlimited General Obligation Notes
BAN Series 2018
08/07/2019	2.750%	5,000,000	5,010,300
City of New York
Unlimited General Obligation Refunding Bonds
Fiscal 2019
08/01/2022	5.000%	3,150,000	3,482,829
City of Poughkeepsie
Limited General Obligation Notes
BAN Series 2018A
05/03/2019	4.000%	1,820,000	1,820,149
City of Poughkeepsie(g)
Limited General Obligation Notes
BAN Series 2019A
05/02/2020	3.000%	1,410,000	1,416,923
County of Clinton
Limited General Obligation Notes
BAN Series 2018B
08/02/2019	2.750%	6,873,412	6,885,303
General Brown Central School District
Unlimited General Obligation Notes
BAN Series 2018
07/11/2019	2.750%	5,000,000	5,006,100
Housing Development Corp.
Revenue Bonds
Series 2017C-2
07/01/2021	1.700%	3,000,000	2,991,420
Sustainable Neighborhood
Series 2017G
11/01/2057	2.000%	3,000,000	3,001,470
Metropolitan Transportation Authority
Revenue Bonds
BAN Series 2018B-1J
05/15/2020	5.000%	5,250,000	5,422,672
Subordinated BAN Series 2018B-2
05/15/2021	5.000%	5,000,000	5,305,400
New York City Industrial Development Agency(e)
Refunding Revenue Bonds
Senior Trips
Series 2012A AMT
07/01/2019	5.000%	1,730,000	1,738,529
New York State Urban Development Corp.
Refunding Revenue Bonds
Personal Income Tax
Series 2017
03/15/2024	5.000%	5,000,000	5,786,500
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York Transportation Development Corp.(e)
Refunding Revenue Bonds
Terminal One Group Association
Series 2015 AMT
01/01/2021	5.000%	5,500,000	5,773,185
Revenue Bonds
Delta Air Lines, Inc., LaGuardia
Series 2018 AMT
01/01/2022	5.000%	2,465,000	2,646,596
North Syracuse Central School District
Unlimited General Obligation Notes
BAN Series 2018
08/09/2019	2.750%	7,931,602	7,947,227
Onondaga Central School District
Unlimited General Obligation Notes
BAN Series 2018
07/19/2019	2.750%	4,013,185	4,018,242
Owego Apalachin Central School District
Unlimited General Obligation Notes
RAN Series 2018
06/27/2019	2.375%	4,000,000	4,000,837
Port Authority of New York & New Jersey(e)
Revenue Bonds
Series 2011-106 AMT
10/15/2021	5.000%	2,250,000	2,424,375
Schenevus Central School District
Unlimited General Obligation Notes
BAN Series 2018
06/28/2019	2.750%	3,495,000	3,497,873
State of New York Mortgage Agency(e)
Refunding Revenue Bonds
Series 2014-189 AMT
04/01/2021	2.450%	1,000,000	1,003,310
Series 2017-206 AMT
10/01/2019	1.450%	1,470,000	1,465,855
04/01/2020	1.500%	1,340,000	1,332,027
10/01/2020	1.600%	1,490,000	1,478,229
04/01/2021	1.700%	1,730,000	1,712,856
10/01/2021	1.800%	1,165,000	1,154,993
04/01/2022	1.950%	1,300,000	1,284,361
Revenue Bonds
55th Series 2017 AMT
10/01/2019	1.650%	845,000	843,741
04/01/2020	1.750%	960,000	957,744
10/01/2020	1.800%	1,725,000	1,716,634
04/01/2021	1.950%	1,815,000	1,811,207
10/01/2021	2.050%	505,000	504,202
Thousand Islands Central School District
Unlimited General Obligation Notes
BAN Series 2018
06/28/2019	2.750%	3,735,000	3,738,071

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2019	15

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tioga Central School District
Unlimited General Obligation Notes
BAN Series 2018
08/16/2019	2.750%	4,000,000	4,008,920
Town of Lancaster
Limited General Obligation Notes
BAN Series 2018
07/25/2019	2.750%	4,840,000	4,846,582
TSASC, Inc.
Refunding Revenue Bonds
Series 2017A
06/01/2020	5.000%	1,000,000	1,032,440
Waterford Halfmoon Union Free School District
Unlimited General Obligation Notes
BAN Series 2018
06/28/2019	2.750%	4,379,902	4,383,926
Westchester County Healthcare Corp.
Revenue Bonds
Senior Lien
Series 2010B
11/01/2019	5.000%	3,135,000	3,180,677
Total			134,951,014
North Carolina 0.5%
North Carolina Housing Finance Agency(e)
Refunding Revenue Bonds
Series 2016-37A AMT
07/01/2039	3.500%	1,715,000	1,761,579
North Carolina Turnpike Authority
Refunding Revenue Bonds
Senior Lien
01/01/2025	5.000%	1,500,000	1,720,800
01/01/2025	5.000%	1,110,000	1,273,392
Total			4,755,771
North Dakota 0.3%
North Dakota Housing Finance Agency
Refunding Revenue Bonds
Housing and Home Mortgage Finance Program
Series 2017
07/01/2019	1.700%	435,000	434,883
01/01/2020	1.750%	900,000	899,559
07/01/2020	1.850%	730,000	729,876
01/01/2021	1.950%	645,000	645,251
Total			2,709,569
Ohio 0.3%
Ohio Housing Finance Agency
Refunding Revenue Bonds
Housing and Urban Development Corp., Ltd.
Series 2018A
04/01/2021	3.000%	2,110,000	2,151,736
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Series 2010-1 (GNMA / FNMA)
11/01/2028	5.000%	175,000	177,464
Total			2,329,200
Oklahoma 0.3%
Cleveland County Educational Facilities Authority
Revenue Bonds
Moore Public Schools Project
Series 2016
06/01/2020	5.000%	500,000	517,475
Norman Regional Hospital Authority
Refunding Revenue Bonds
Series 2016
09/01/2019	4.000%	1,005,000	1,011,723
Oklahoma County Finance Authority
Revenue Bonds
Midwest City Public Schools
Series 2018
10/01/2022	5.000%	1,000,000	1,102,120
Total			2,631,318
Oregon 0.1%
County of Gilliam(e),(g)
Revenue Bonds
Waste Management
Series 2019A AMT
08/01/2025	2.400%	1,000,000	1,000,000
Pennsylvania 5.1%
City of Philadelphia Airport(e)
Refunding Revenue Bonds
Series 2011A AMT
06/15/2023	5.000%	1,540,000	1,639,530
Series 2017B AMT
07/01/2022	5.000%	500,000	545,055
Commonwealth Financing Authority
Revenue Bonds
Tobacco Master Settlement Payment
Series 2018
06/01/2020	5.000%	1,000,000	1,033,620
Pennsylvania Economic Development Financing Authority(e)
Revenue Bonds
PA Bridges Finco LP
Series 2015 AMT
12/31/2021	5.000%	1,170,000	1,249,291
06/30/2022	5.000%	5,000,000	5,394,350
Waste Management, Inc. Project
Series 2014 AMT
07/01/2041	2.250%	5,275,000	5,277,796
Series 2017A AMT
08/01/2037	1.700%	2,000,000	1,991,780

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Short Term Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania Housing Finance Agency
Refunding Revenue Bonds
Series 2016-119
10/01/2041	3.500%	3,810,000	3,917,670
Series 2016-120
10/01/2046	3.500%	2,085,000	2,150,240
Pennsylvania Housing Finance Agency(e)
Refunding Revenue Bonds
Series 2017-124A AMT
10/01/2019	1.350%	835,000	832,386
04/01/2020	1.450%	1,000,000	994,050
10/01/2020	1.550%	1,000,000	992,100
04/01/2021	1.650%	1,000,000	991,010
10/01/2021	1.750%	725,000	718,431
Pennsylvania Turnpike Commission(d)
Refunding Revenue Bonds
Series 2018A-1
Muni Swap Index Yield + 0.600% 12/01/2023	2.900%	5,000,000	4,985,150
Revenue Bonds
Series 2013B
Muni Swap Index Yield + 1.150% 12/01/2019	3.450%	3,070,000	3,072,180
Pennsylvania Turnpike Commission
Refunding Revenue Bonds
Subordinated Series 2017B-2
06/01/2031	5.000%	1,000,000	1,161,450
Subordinated Series 2017B-2 (AGM)
ASSURED GUARANTY MUNICIPAL CORP
06/01/2035	5.000%	2,275,000	2,628,558
Quakertown General Authority
Refunding Revenue Bonds
USDA Loan Anticipation Notes
Series 2017
07/01/2021	3.125%	2,500,000	2,474,400
Redevelopment Authority of the City of Philadelphia(e)
Refunding Revenue Bonds
Series 2015B AMT
04/15/2020	5.000%	1,425,000	1,464,316
School District of Philadelphia (The)
Limited General Obligation Bonds
Series 2018A
09/01/2022	5.000%	560,000	612,808
09/01/2023	5.000%	450,000	503,307
Total			44,629,478
Rhode Island 0.8%
Rhode Island Health & Educational Building Corp.
Refunding Revenue Bonds
Hospital Financing - Lifespan Obligation
Series 2016G
05/15/2022	5.000%	1,250,000	1,352,537
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rhode Island Housing & Mortgage Finance Corp.
Revenue Bonds
Series 2016
10/01/2046	3.500%	1,065,000	1,089,783
Rhode Island Student Loan Authority(e)
Refunding Revenue Bonds
Series 2018A AMT
12/01/2022	5.000%	1,300,000	1,428,999
Revenue Bonds
Senior Program
Series 2019A AMT
12/01/2023	5.000%	650,000	729,508
12/01/2024	5.000%	875,000	1,000,160
12/01/2035	2.875%	1,500,000	1,503,585
Total			7,104,572
South Carolina 1.1%
South Carolina Jobs-Economic Development Authority(a)
Revenue Bonds
Royal Live Oaks Academy Project
Series 2018
08/01/2020	3.000%	2,700,000	2,705,886
South Carolina Ports Authority(e)
Revenue Bonds
Series 2018 AMT
07/01/2020	5.000%	500,000	518,395
07/01/2024	5.000%	850,000	973,785
South Carolina State Housing Finance & Development Authority
Refunding Revenue Bonds
Series 2016B-1
07/01/2043	3.500%	1,445,000	1,491,529
South Carolina State Housing Finance & Development Authority(e)
Refunding Revenue Bonds
Series 2016B-2 AMT
07/01/2043	4.000%	3,610,000	3,769,454
Total			9,459,049
Tennessee 1.1%
Memphis Health Educational & Housing Facility Board
Revenue Bonds
Forum Flats Apartments Project
Series 2017
12/01/2020	1.800%	1,350,000	1,350,769
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board
Revenue Bonds
Ascension Senior Credit
Series 2016
11/15/2030	1.550%	3,000,000	2,985,390
East Webster Street Apartments
Series 2018
04/01/2021	2.050%	1,250,000	1,254,838

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2019	17

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tennessee Energy Acquisition Corp.
Revenue Bonds
Series 2006C
02/01/2020	5.000%	4,300,000	4,382,775
Total			9,973,772
Texas 3.6%
City of Houston
Limited General Obligation Refunding & Public Improvement Bonds
Series 2013A
03/01/2023	5.000%	4,845,000	5,420,053
Houston Independent School District Public Facility Corp.(f)
Revenue Bonds
Capital Appreciation-Cesar E. Chavez
Series 1998A (AMBAC)
09/15/2020	0.000%	2,685,000	2,619,593
Lewisville Independent School District(f)
Unlimited General Obligation Refunding Bonds
Series 2014B
08/15/2022	0.000%	3,175,000	2,974,531
Matagorda County Navigation District No. 1(e)
Refunding Revenue Bonds
Central Power and Light Co.
Series 2017 AMT
05/01/2030	1.750%	3,000,000	2,973,420
State of Texas(e)
Unlimited General Obligation Bonds
Series 2014 AMT
08/01/2023	6.000%	3,475,000	4,050,599
Unlimited General Obligation Refunding Bonds
College Student Loan
Series 2018 AMT
08/01/2020	4.000%	3,000,000	3,080,970
Texas Department of Housing & Community Affairs
Revenue Bonds
EMLI Liberty Crossing Housing
Series 2017
12/01/2020	1.800%	3,600,000	3,597,084
Travis County Housing Finance Corp.
Revenue Bonds
McKinney Falls Apartments
Series 2018
04/01/2021	2.000%	2,500,000	2,504,225
University of Texas System (The)
Revenue Bonds
Series 2017J
08/15/2021	5.000%	3,895,000	4,188,644
Total			31,409,119
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Utah 0.7%
County of Utah
Revenue Bonds
IHC Health Services, Inc.
Series 2018B
05/15/2056	5.000%	3,750,000	4,094,963
Salt Lake City Corp. Airport(e)
Revenue Bonds
Series 2017A AMT
07/01/2032	5.000%	2,105,000	2,472,554
Total			6,567,517
Vermont 1.1%
Vermont Economic Development Authority
Revenue Bonds
Bennington College Real Estate Project
RAN Series 2017
07/01/2020	2.000%	10,000,000	9,898,700
Virgin Islands, U.S. 0.1%
Virgin Islands Public Finance Authority(a),(h)
Revenue Bonds
Series 2015
09/01/2020	5.000%	750,000	771,795
Virginia 1.9%
Wise County Industrial Development Authority
Revenue Bonds
Series 2015A
10/01/2040	2.150%	11,875,000	11,899,700
Virginia Electric & Power Co.
Series 2015A
11/01/2040	1.875%	5,000,000	4,993,850
Total			16,893,550
Washington 0.7%
Port of Seattle(e)
Revenue Bonds
Series 2018B AMT
05/01/2023	5.000%	2,000,000	2,225,160
State of Washington
Unlimited General Obligation Bonds
Various Purpose
Series 2013D
02/01/2027	3.000%	1,925,000	1,994,800
Washington State Housing Finance Commission(e)
Refunding Revenue Bonds
Single Family Program
Series 2015 AMT
12/01/2022	2.600%	1,030,000	1,042,051
Series 2017 AMT
06/01/2039	4.000%	1,020,000	1,064,146

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Short Term Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Washington State Housing Finance Commission
Revenue Bonds
Series 2010A (GNMA / FNMA / FHLMC)
10/01/2028	4.700%	110,000	111,342
Total			6,437,499
Wisconsin 1.4%
Public Finance Authority
Loan Anticipation Notes
Lake Ocone Academy
Series 2017
10/01/2019	2.300%	3,585,000	3,579,874
Wisconsin Health & Educational Facilities Authority
Revenue Bonds
Tomah Memorial Hospital, Inc.
BAN Series 2017A
11/01/2020	2.650%	2,200,000	2,201,914
Wisconsin Housing & Economic Development Authority(e)
Refunding Revenue Bonds
Series 2015A AMT
03/01/2020	2.150%	1,795,000	1,795,718
Series 2017B (FHA) AMT
09/01/2019	1.500%	400,000	399,152
03/01/2020	1.600%	350,000	348,523
03/01/2021	1.850%	525,000	521,231
09/01/2022	2.150%	870,000	867,625
Revenue Bonds
Series 2018A AMT
03/01/2021	2.250%	390,000	390,624
03/01/2022	2.500%	1,265,000	1,273,589
09/01/2022	2.600%	710,000	716,205
Total			12,094,455
Wyoming 0.2%
Wyoming Community Development Authority(e)
Refunding Revenue Bonds
Series 2016-1 AMT
12/01/2038	3.500%	1,590,000	1,634,472
Total Municipal Bonds (Cost $751,946,953)			753,386,241

Municipal Short Term 13.3%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
California 0.6%
California Pollution Control Financing Authority(a),(e)
Refunding Revenue Bonds
Republic Services, Inc.
Series 2010A AMT
08/01/2023	1.900%	3,000,000	3,000,000
Municipal Short Term (continued)
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Revenue Bonds
Republic Services, Inc. Project
Series 2018 AMT
11/01/2042	1.900%	2,000,000	1,999,960
Total			4,999,960
Illinois 0.2%
Chicago Board of Education
Unlimited General Obligation Refunding Bonds
Series 2018C
12/01/2019	2.680%	1,700,000	1,722,729
Indiana 0.1%
Indiana Finance Authority(e)
Revenue Bonds
Republic Services, Inc. Project
Series 2012 AMT
12/01/2037	2.100%	1,125,000	1,125,180
Michigan 0.5%
Waterford School District
Limited General Obligation Notes
Series 2018
09/25/2019	1.920%	4,640,000	4,659,302
New Jersey 0.9%
City of Newark
Unlimited General Obligation Notes
Series 2018
10/09/2019	2.070%	4,700,000	4,728,529
Tax Appeal
12/20/2019	2.070%	3,000,000	3,026,550
Total			7,755,079
New York 10.5%
Board of Cooperative Educational Services for the Sole Supervisory District
Revenue Notes
Erie #2 Chautauqua and Cattaraugus
Series 2018
06/28/2019	2.170%	7,000,000	7,005,958
RAN Series 2018
06/21/2019	2.150%	5,500,000	5,504,267
06/28/2019	2.180%	4,000,000	4,004,991
City of Batavia
Unlimited General Obligation Notes
BAN Series 2018
05/02/2019	2.240%	1,600,000	1,600,018
City of Yonkers
Limited General Obligation Notes
BAN Series 2018-A
05/15/2019	2.520%	5,000,000	5,000,885

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2019	19

Portfolio of Investments  (continued)
April 30, 2019
Municipal Short Term (continued)
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Frewsburg Central School District
Unlimited General Obligation Notes
BAN Series 2018
06/26/2019	2.080%	5,131,000	5,135,938
Greater Southern Tier Board of Cooperative Educational Services District
Revenue Notes
RAN Series 2018
06/28/2019	2.240%	5,000,000	5,007,786
Holland Patent Central School District
Unlimited General Obligation Notes
BAN Series 2018
06/28/2019	2.170%	2,800,000	2,802,383
Lisbon Central School District
Unlimited General Obligation Notes
BAN Series 2018
06/28/2019	2.140%	4,900,000	4,904,408
Norwich City School District
Unlimited General Obligation Notes
BAN Series 2018
06/28/2019	2.160%	8,025,000	8,031,986
Olean City School District
Unlimited General Obligation Notes
BAN Series 2018
06/28/2019	2.080%	6,800,000	6,806,906
Remsen Central School District
Unlimited General Obligation Notes
BAN Series 2018
06/28/2019	2.130%	4,000,000	4,007,003
Susquehanna Valley Central School District
Unlimited General Obligation Notes
BAN Series 2018
06/28/2019	1.850%	4,000,000	4,005,571
Town of Windham
Limited General Obligation Notes
BAN Series 2018
05/21/2019	2.210%	3,669,000	3,670,566
Town of York
Limited General Obligation Notes
BAN Series 2018
08/29/2019	2.100%	2,836,620	2,842,350
Utica School District
Unlimited General Obligation Notes
BAN Series 2019A
07/19/2019	2.160%	4,750,000	4,755,985
Village of Lowville
Limited General Obligation Notes
BAN Series 2018
09/25/2019	2.540%	4,702,000	4,705,244
Municipal Short Term (continued)
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Village of Springville
Limited General Obligation Notes
BAN Series 2018
07/03/2019	2.220%	4,040,000	4,043,394
West Islip Fire District
Unlimited General Obligation Notes
BAN Series 2018
07/12/2019	2.200%	3,400,000	3,406,936
Wyandanch Union Free School District
Unlimited General Obligation Notes
TAN Series 2018
06/21/2019	2.220%	5,000,000	5,001,662
Total			92,244,237
Pennsylvania 0.3%
Pennsylvania Economic Development Financing Authority(c),(e)
Revenue Bonds
Waste Management, Inc. Project
Series 2013 AMT
08/01/2045	1.950%	2,500,000	2,500,000
Texas 0.2%
Mission Economic Development Corp.(e),(g)
Refunding Revenue Bonds
Republic Services, Inc. Project
Series 2019 AMT
01/01/2026	1.900%	1,500,000	1,500,000
Total Municipal Short Term (Cost $116,488,654)			116,506,487

Money Market Funds 0.0%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 1.981%(i)	86,800	86,800
Total Money Market Funds (Cost $86,792)		86,800
Total Investments in Securities (Cost $875,372,399)		876,829,528
Other Assets & Liabilities, Net		1,934,766
Net Assets		$878,764,294

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Short Term Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2019, the total value of these securities amounted to $16,224,206, which represents 1.85% of total net assets.
(b)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(c)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of April 30, 2019.
(d)	Variable rate security. The interest rate shown was the current rate as of April 30, 2019.
(e)	Income from this security may be subject to alternative minimum tax.
(f)	Zero coupon bond.
(g)	Represents a security purchased on a when-issued basis.
(h)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2019, the total value of these securities amounted to $771,795, which represents 0.09% of total net assets.
(i)	The rate shown is the seven-day current annualized yield at April 30, 2019.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
FHA	Federal Housing Authority
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
TAN	Tax Anticipation Note
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2019	21

Portfolio of Investments  (continued)
April 30, 2019
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	6,850,000	—	6,850,000
Municipal Bonds	—	753,386,241	—	753,386,241
Municipal Short Term	—	116,506,487	—	116,506,487
Money Market Funds	86,800	—	—	86,800
Total Investments in Securities	86,800	876,742,728	—	876,829,528
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Short Term Municipal Bond Fund | Annual Report 2019

Statement of Assets and Liabilities
April 30, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $875,372,399)	$876,829,528
Cash	35,709
Receivable for:
Investments sold	771,467
Capital shares sold	301,797
Interest	11,795,314
Expense reimbursement due from Investment Manager	3,485
Prepaid expenses	1,202
Total assets	889,738,502
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	8,454,184
Capital shares purchased	887,997
Distributions to shareholders	1,390,693
Management services fees	10,311
Distribution and/or service fees	642
Transfer agent fees	22,627
Compensation of board members	159,715
Other expenses	48,039
Total liabilities	10,974,208
Net assets applicable to outstanding capital stock	$878,764,294
Represented by
Paid in capital	882,613,796
Total distributable earnings (loss) (Note 2)	(3,849,502)
Total - representing net assets applicable to outstanding capital stock	$878,764,294
Class A
Net assets	$68,355,119
Shares outstanding	6,604,512
Net asset value per share	$10.35
Maximum sales charge	1.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.45
Advisor Class
Net assets	$2,026,551
Shares outstanding	195,604
Net asset value per share	$10.36
Class C
Net assets	$6,322,097
Shares outstanding	611,259
Net asset value per share	$10.34
Institutional Class
Net assets	$104,299,526
Shares outstanding	10,077,744
Net asset value per share	$10.35
Institutional 2 Class
Net assets	$27,328,774
Shares outstanding	2,641,351
Net asset value per share	$10.35
Institutional 3 Class
Net assets	$670,432,227
Shares outstanding	64,806,258
Net asset value per share	$10.35
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2019	23

Statement of Operations
Year Ended April 30, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$41,716
Interest	21,093,935
Interfund lending	2,344
Total income	21,137,995
Expenses:
Management services fees	4,291,515
Distribution and/or service fees
Class A	185,918
Class C	80,278
Transfer agent fees
Class A	75,802
Advisor Class	1,455
Class C	8,178
Institutional Class	108,481
Institutional 2 Class	11,606
Institutional 3 Class	58,470
Compensation of board members	29,036
Custodian fees	10,501
Printing and postage fees	18,195
Registration fees	126,149
Audit fees	34,650
Legal fees	15,898
Compensation of chief compliance officer	227
Other	25,189
Total expenses	5,081,548
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,404,854)
Expense reduction	(40)
Total net expenses	3,676,654
Net investment income	17,461,341
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(3,463,090)
Net realized loss	(3,463,090)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	12,199,546
Net change in unrealized appreciation (depreciation)	12,199,546
Net realized and unrealized gain	8,736,456
Net increase in net assets resulting from operations	$26,197,797
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Short Term Municipal Bond Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended April 30, 2019	Year Ended April 30, 2018
Operations
Net investment income	$17,461,341	$18,067,125
Net realized loss	(3,463,090)	(1,135,370)
Net change in unrealized appreciation (depreciation)	12,199,546	(9,538,429)
Net increase in net assets resulting from operations	26,197,797	7,393,326
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,100,433)
Advisor Class	(25,479)
Class C	(57,844)
Institutional Class	(1,850,159)
Institutional 2 Class	(351,280)
Institutional 3 Class	(14,457,188)
Net investment income
Class A		(1,103,543)
Advisor Class		(13,684)
Class B		(8)
Class C		(43,285)
Institutional Class		(6,394,562)
Institutional 2 Class		(205,669)
Institutional 3 Class		(10,736,230)
Total distributions to shareholders (Note 2)	(17,842,383)	(18,496,981)
Decrease in net assets from capital stock activity	(267,210,033)	(354,956,693)
Total decrease in net assets	(258,854,619)	(366,060,348)
Net assets at beginning of year	1,137,618,913	1,503,679,261
Net assets at end of year	$878,764,294	$1,137,618,913
Undistributed net investment income	$346,496	$727,538
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2019	25

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2019		April 30, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	5,549,430	57,137,206	2,449,058	25,363,429
Distributions reinvested	91,113	938,366	89,887	929,330
Redemptions	(7,183,034)	(73,938,052)	(4,698,890)	(48,652,288)
Net decrease	(1,542,491)	(15,862,480)	(2,159,945)	(22,359,529)
Advisor Class
Subscriptions	341,970	3,523,934	112,053	1,163,795
Distributions reinvested	1,462	15,076	1,307	13,526
Redemptions	(206,901)	(2,134,146)	(154,797)	(1,602,924)
Net increase (decrease)	136,531	1,404,864	(41,437)	(425,603)
Class B
Redemptions	—	—	(1,591)	(16,497)
Net decrease	—	—	(1,591)	(16,497)
Class C
Subscriptions	196,085	2,012,868	109,723	1,132,629
Distributions reinvested	3,945	40,613	2,693	27,796
Redemptions	(595,991)	(6,136,830)	(518,913)	(5,367,897)
Net decrease	(395,961)	(4,083,349)	(406,497)	(4,207,472)
Institutional Class
Subscriptions	4,294,471	44,184,155	12,544,502	130,090,046
Distributions reinvested	145,824	1,502,190	130,328	1,347,487
Redemptions	(5,347,389)	(55,060,061)	(133,629,684)	(1,389,556,931)
Net decrease	(907,094)	(9,373,716)	(120,954,854)	(1,258,119,398)
Institutional 2 Class
Subscriptions	1,969,551	20,327,164	2,095,745	21,578,811
Distributions reinvested	17,250	177,688	18,515	191,293
Redemptions	(1,179,839)	(12,137,714)	(1,675,981)	(17,254,744)
Net increase	806,962	8,367,138	438,279	4,515,360
Institutional 3 Class
Subscriptions	3,780,277	38,902,377	112,105,218	1,165,355,248
Distributions reinvested	5,028	51,775	1,815	18,690
Redemptions	(27,872,296)	(286,616,642)	(23,214,750)	(239,717,492)
Net increase (decrease)	(24,086,991)	(247,662,490)	88,892,283	925,656,446
Total net decrease	(25,989,044)	(267,210,033)	(34,233,762)	(354,956,693)
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Short Term Municipal Bond Fund | Annual Report 2019

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Columbia Short Term Municipal Bond Fund | Annual Report 2019	27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 4/30/2019	$10.26	0.15	0.09	0.24	(0.15)	(0.15)
Year Ended 4/30/2018	$10.36	0.11	(0.09)	0.02	(0.12)	(0.12)
Year Ended 4/30/2017	$10.43	0.09	(0.06)	0.03	(0.10)	(0.10)
Year Ended 4/30/2016	$10.42	0.07	0.01	0.08	(0.07)	(0.07)
Year Ended 4/30/2015	$10.48	0.08	(0.06)	0.02	(0.08)	(0.08)
Advisor Class
Year Ended 4/30/2019	$10.27	0.18	0.09	0.27	(0.18)	(0.18)
Year Ended 4/30/2018	$10.36	0.14	(0.09)	0.05	(0.14)	(0.14)
Year Ended 4/30/2017	$10.43	0.12	(0.07)	0.05	(0.12)	(0.12)
Year Ended 4/30/2016	$10.41	0.09	0.02	0.11	(0.09)	(0.09)
Year Ended 4/30/2015	$10.47	0.11	(0.06)	0.05	(0.11)	(0.11)
Class C
Year Ended 4/30/2019	$10.25	0.07	0.10	0.17	(0.08)	(0.08)
Year Ended 4/30/2018	$10.35	0.03	(0.09)	(0.06)	(0.04)	(0.04)
Year Ended 4/30/2017	$10.42	0.01	(0.06)	(0.05)	(0.02)	(0.02)
Year Ended 4/30/2016	$10.42	(0.01)	0.01	0.00 (d)	(0.00) (d)	(0.00) (d)
Year Ended 4/30/2015	$10.48	0.00 (d)	(0.06)	(0.06)	(0.00) (d)	(0.00) (d)
Institutional Class
Year Ended 4/30/2019	$10.26	0.18	0.09	0.27	(0.18)	(0.18)
Year Ended 4/30/2018	$10.36	0.13	(0.09)	0.04	(0.14)	(0.14)
Year Ended 4/30/2017	$10.43	0.12	(0.07)	0.05	(0.12)	(0.12)
Year Ended 4/30/2016	$10.42	0.09	0.01	0.10	(0.09)	(0.09)
Year Ended 4/30/2015	$10.48	0.11	(0.06)	0.05	(0.11)	(0.11)
Institutional 2 Class
Year Ended 4/30/2019	$10.26	0.18	0.09	0.27	(0.18)	(0.18)
Year Ended 4/30/2018	$10.35	0.15	(0.09)	0.06	(0.15)	(0.15)
Year Ended 4/30/2017	$10.42	0.13	(0.07)	0.06	(0.13)	(0.13)
Year Ended 4/30/2016	$10.41	0.10	0.01	0.11	(0.10)	(0.10)
Year Ended 4/30/2015	$10.47	0.12	(0.06)	0.06	(0.12)	(0.12)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Short Term Municipal Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2019	$10.35	2.39%	0.81%	0.66% (c)	1.44%	55%	$68,355
Year Ended 4/30/2018	$10.26	0.16%	0.81%	0.67% (c)	1.08%	36%	$83,580
Year Ended 4/30/2017	$10.36	0.26%	0.86%	0.71% (c)	0.86%	46%	$106,751
Year Ended 4/30/2016	$10.43	0.74%	0.89%	0.72% (c)	0.64%	37%	$127,769
Year Ended 4/30/2015	$10.42	0.22%	0.89%	0.73% (c)	0.79%	28%	$130,876
Advisor Class
Year Ended 4/30/2019	$10.36	2.64%	0.56%	0.41% (c)	1.74%	55%	$2,027
Year Ended 4/30/2018	$10.27	0.51%	0.56%	0.42% (c)	1.33%	36%	$607
Year Ended 4/30/2017	$10.36	0.51%	0.62%	0.45% (c)	1.15%	46%	$1,041
Year Ended 4/30/2016	$10.43	1.09%	0.64%	0.47% (c)	0.89%	37%	$544
Year Ended 4/30/2015	$10.41	0.47%	0.65%	0.48% (c)	1.04%	28%	$568
Class C
Year Ended 4/30/2019	$10.34	1.62%	1.55%	1.41% (c)	0.69%	55%	$6,322
Year Ended 4/30/2018	$10.25	(0.59%)	1.56%	1.42% (c)	0.33%	36%	$10,327
Year Ended 4/30/2017	$10.35	(0.48%)	1.61%	1.46% (c)	0.11%	46%	$14,630
Year Ended 4/30/2016	$10.42	0.00% (d)	1.64%	1.47% (c)	(0.10%)	37%	$19,074
Year Ended 4/30/2015	$10.42	(0.53%)	1.64%	1.48% (c)	0.04%	28%	$21,184
Institutional Class
Year Ended 4/30/2019	$10.35	2.64%	0.56%	0.41% (c)	1.70%	55%	$104,300
Year Ended 4/30/2018	$10.26	0.40%	0.58%	0.44% (c)	1.21%	36%	$112,699
Year Ended 4/30/2017	$10.36	0.51%	0.61%	0.46% (c)	1.11%	46%	$1,366,779
Year Ended 4/30/2016	$10.43	0.99%	0.64%	0.47% (c)	0.89%	37%	$1,623,807
Year Ended 4/30/2015	$10.42	0.47%	0.64%	0.48% (c)	1.04%	28%	$1,699,650
Institutional 2 Class
Year Ended 4/30/2019	$10.35	2.69%	0.51%	0.36%	1.76%	55%	$27,329
Year Ended 4/30/2018	$10.26	0.55%	0.51%	0.37%	1.41%	36%	$18,813
Year Ended 4/30/2017	$10.35	0.61%	0.50%	0.36%	1.21%	46%	$14,452
Year Ended 4/30/2016	$10.42	1.10%	0.49%	0.37%	1.00%	37%	$22,159
Year Ended 4/30/2015	$10.41	0.57%	0.49%	0.38%	1.14%	28%	$15,024
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2019	29

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 4/30/2019	$10.25	0.18	0.11	0.29	(0.19)	(0.19)
Year Ended 4/30/2018	$10.36	0.15	(0.11)	0.04	(0.15)	(0.15)
Year Ended 4/30/2017(e)	$10.35	0.02	0.01 (f)	0.03	(0.02)	(0.02)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Short Term Municipal Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 4/30/2019	$10.35	2.84%	0.46%	0.32%	1.78%	55%	$670,432
Year Ended 4/30/2018	$10.25	0.41%	0.46%	0.33%	1.50%	36%	$911,594
Year Ended 4/30/2017(e)	$10.36	0.33%	0.50% (g)	0.31% (g)	1.42% (g)	46%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short Term Municipal Bond Fund | Annual Report 2019	31

Notes to Financial Statements
April 30, 2019
Note 1. Organization
Columbia Short Term Municipal Bond Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 1.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.50% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
32	Columbia Short Term Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Short Term Municipal Bond Fund | Annual Report 2019	33

Notes to Financial Statements  (continued)
April 30, 2019
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.43% to 0.28% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2019 was 0.43% of the Fund’s average daily net assets.
34	Columbia Short Term Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended April 30, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2019, these minimum account balance fees reduced total expenses of the Fund by $40.
Columbia Short Term Municipal Bond Fund | Annual Report 2019	35

Notes to Financial Statements  (continued)
April 30, 2019
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2019, if any, are listed below:
Amount ($)
Class A	34,544
Class C	52
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2018 through August 31, 2019	Prior to September 1, 2018
Class A	0.67%	0.67%
Advisor Class	0.42	0.42
Class C	1.42	1.42
Institutional Class	0.42	0.42
Institutional 2 Class	0.36	0.39
Institutional 3 Class	0.32	0.33
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above.
36	Columbia Short Term Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2019, these differences were primarily due to differing treatment for tax straddles, capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2019				Year Ended April 30, 2018
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
—	17,842,383	—	17,842,383	—	18,496,981	—	18,496,981
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	1,895,240	—	(5,647,653)	1,451,655
At April 30, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
875,377,873	3,498,750	(2,047,095)	1,451,655
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended April 30, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
718,691	4,928,962	5,647,653	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Short Term Municipal Bond Fund | Annual Report 2019	37

Notes to Financial Statements  (continued)
April 30, 2019
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $489,900,398 and $669,126,024, respectively, for the year ended April 30, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended April 30, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	12,850,000	3.19	2
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at April 30, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended April 30, 2019.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
38	Columbia Short Term Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
New York geographic concentration risk
To the extent that the Fund concentrates its investments in the municipal securities issued by a particular state and political sub-divisions of the state, the Fund will be particularly affected by political and economic conditions and developments in such state in which it invests. The Fund may, therefore, have a greater risk than that of a municipal bond fund which is more geographically diversified. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Municipal securities risk
Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state’s (state and its instrumentalities’) financial, economic or other condition and prospects. Because the Fund invests significantly in municipal securities issued by the State of New York and its political sub-divisions, the Fund will be particularly affected by any such changes in or otherwise impacting New York and its political sub-divisions.
Shareholder concentration risk
At April 30, 2019, one unaffiliated shareholder of record owned 78.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates
Columbia Short Term Municipal Bond Fund | Annual Report 2019	39

Notes to Financial Statements  (continued)
April 30, 2019
to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
40	Columbia Short Term Municipal Bond Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Short Term Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Short Term Municipal Bond Fund (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of April 30, 2019, the related statement of operations for the year ended April 30, 2019, the statement of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Short Term Municipal Bond Fund | Annual Report 2019	41

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Exempt- interest dividends
100.00%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
42	| Annual Report 2019

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	119	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	119	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	119	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Short Term Municipal Bond Fund | Annual Report 2019	43

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	119	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
44	Columbia Short Term Municipal Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	117	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	188	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Short Term Municipal Bond Fund | Annual Report 2019	45

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
46	Columbia Short Term Municipal Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Short Term Municipal Bond Fund | Annual Report 2019	47

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
48	Columbia Short Term Municipal Bond Fund | Annual Report 2019

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Columbia Short Term Municipal Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN223_04_J01_(06/19)

Annual Report
April 30, 2019
Columbia Virginia Intermediate Municipal Bond Fund
(formerly Columbia AMT-Free Virginia Intermediate Muni Bond Fund)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Virginia Intermediate Municipal Bond Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Virginia Intermediate Municipal Bond Fund (the Fund) seeks current income exempt from U.S. federal income tax and Virginia individual income tax, consistent with moderate fluctuation of principal.
Portfolio management
Paul Fuchs, CFA
Lead Portfolio Manager
Managed Fund since 2016
Anders Myhran, CFA
Portfolio Manager
Managed Fund since May 2019
Deborah Vargo
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended April 30, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/05/89	4.69	2.11	2.96
	Including sales charges		1.58	1.49	2.65
Advisor Class*		03/19/13	4.95	2.38	3.23
Class C	Excluding sales charges	06/17/92	3.81	1.33	2.20
	Including sales charges		2.81	1.33	2.20
Institutional Class		09/20/89	4.86	2.34	3.22
Institutional 3 Class*		03/01/17	5.04	2.40	3.25
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			5.91	3.09	3.99
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2009 — April 30, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Virginia Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at April 30, 2019)
AAA rating	11.8
AA rating	58.0
A rating	17.4
BBB rating	6.9
B rating	0.7
Not rated	5.2
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2019, the Fund’s Class A shares returned 4.69% excluding sales charges, and its Institutional shares returned 4.86%. The Fund’s benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, returned 5.91% for the same time period. Virginia municipals underperformed the national benchmark, largely as a result of their above-average credit quality.
Market overview
Municipal bonds generated healthy gains in the 12-month reporting period, with the bulk of the rally occurring from November 2018 onward. Municipals performed reasonably well from May through August on the strength of falling U.S. Treasury yields and the combination of strong investor demand and reduced new-issue supply in the tax-exempt market. Conditions became less favorable in September 2018, when U.S. Treasury yields climbed on indications of continued strength in the U.S. economy and fears about inflation pressures that could result from a trade war with China. The negative trend persisted in October, as yields continued to rise on concerns that the U.S. Federal Reserve (Fed) would take a more aggressive approach to raising interest rates in 2019 than investors had been expecting.
Sentiment again shifted abruptly in early November, causing yields to fall sharply through the end of 2018. The fixed-income markets rallied significantly due to signs of slowing global growth, volatility in the higher risk assets, and expectations that the Fed would in fact adopt a more accommodative stance. In addition, various geopolitical factors, including uncertainty surrounding the U.S.-China trade dispute, Brexit negotiations, and the U.S. government shutdown, fueled a “flight to quality” into bonds. Municipals rallied as a result, helping the major national indexes finish 2018 in positive territory.
The rally continued into the New Year, leading to the largest first-quarter gain for the tax-exempt market since 2014. The first quarter of 2019 was also the sixth-best for municipals in the past 30 years. During this time, bonds were well supported by the backdrop of slow global growth and the increasingly accommodative policies of the world’s major central banks. Supply-and-demand factors also remained highly favorable. Municipals rallied further in April, helping them to post a solid gain for the full 12 months.
Longer term bonds outpaced shorter term issues in the period, mirroring trends in the Treasury market, while lower quality bonds strongly outperformed their higher rated counterparts. The “risk-on” environment of January to April led to robust investor demand for higher risk assets, lifting the returns of higher yielding bonds in all fixed-income categories.
Virginia’s municipal market underperformed
Virginia’s intermediate municipal market lagged the broader U.S. indexes in the period. The state’s market was of a much higher quality level than the nation as a whole, with about 95% of its debt rated AAA and AA. This translated to both a smaller contribution from yield and less ability to benefit from the outperformance of lower rated bonds.
The state’s economic fundamentals remained robust with positive population growth, a falling unemployment rate, and personal income growth of about 4% annually. In addition, state revenues were up 3% year-over-year through the end of March. The state legislature amended the 2019/2020 biannual budget for the 2020 fiscal year. Adjustments to the state tax code, which were made to conform to the Tax Cuts and Jobs Act, were expected to boost revenues by about $1.6 billion, but the legislature implemented about $1 billion in tax relief through an increase in the standard deduction, an across-the-board tax refund, and other measures. The budget included about $1 billion in deposits to state reserves that would bring total reserves to $1.45 billion (approximately 6% of revenue) at the close of fiscal year 2020. Market sentiment was also boosted by Amazon.com’s announcement that Arlington County would be home to one of the company’s two new headquarters, which should add about 25,000 jobs and result in the company investing roughly $2.5 billion in the state.
Contributors and detractors
The Fund’s overweight in 4% coupon bonds, particularly local general obligation debt, was a strong contributor to performance. The bonds’ longer duration profile enabled them to outperform the national market during the strong rally that occurred from November through the end of the period. (Duration is a measure of interest rate sensitivity). Emphasizing sub-5% coupons is one way we were able to embed additional yield into the portfolio despite the extremely high-quality profile of the Virginia municipal market.
Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Bonds that we added to the portfolio from late October to mid-December performed exceptionally well, as yields fell through the remainder of the period. The Fund’s holdings in bonds issued by correctional facilities also added value.
Positions in pre-refunded securities, hospitals, and pooled/bank water-related sectors detracted from performance. Pre-refunded securities underperformed because of their high credit quality, short maturities, and low yields, while hospitals lagged due to modestly shorter duration and maturity profiles than their benchmark counterparts. Lastly, the shortfall in the pooled/bank sector reflected our decision to sell some positions early in the period prior to the strong second-half rally.
Fund positioning
At the close of the period, we were fairly comfortable with the overall interest rate environment due to the combination of muted inflation, the late stage of the economic expansion, and the Fed’s signals that it intends to remain on hold through the end of 2019. In addition, ongoing geopolitical issues, including trade negotiations with China, Brexit uncertainty, and Washington infighting, continued to put downward pressure on interest rates. With this as the backdrop, we favored opportunities on the longer end of the intermediate-term range due to their higher income. The Fund’s quality profile was neutral relative to the benchmark, but we remained on the lookout for opportunities to add lower rated, investment-grade bonds. The Fund continued to have meaningful weighting in the transportation, hospital, and local general obligation sectors.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2018 — April 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,045.40	1,020.78	4.11	4.06	0.81
Advisor Class	1,000.00	1,000.00	1,046.60	1,022.02	2.84	2.81	0.56
Class C	1,000.00	1,000.00	1,041.50	1,017.06	7.90	7.80	1.56
Institutional Class	1,000.00	1,000.00	1,046.70	1,022.02	2.84	2.81	0.56
Institutional 3 Class	1,000.00	1,000.00	1,047.10	1,022.46	2.39	2.36	0.47
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019	7

Portfolio of Investments
April 30, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 0.7%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 0.7%
Virginia College Building Authority(a),(b)
Revenue Bonds
University of Richmond Project
Series 2009 (Wells Fargo Bank)
11/01/2036	2.230%	1,000,000	1,000,000
Total Floating Rate Notes (Cost $1,000,000)			1,000,000

Municipal Bonds 98.2%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 6.5%
Capital Region Airport Commission
Refunding Revenue Bonds
Series 2016A
07/01/2034	4.000%	1,125,000	1,215,214
Metropolitan Washington Airports Authority
Revenue Bonds
Series 2009B
10/01/2021	5.000%	2,500,000	2,537,925
Series 2010A
10/01/2023	5.000%	2,475,000	2,598,577
10/01/2027	5.000%	1,515,000	1,585,402
Norfolk Airport Authority
Refunding Revenue Bonds
Series 2011 (AGM)
07/01/2024	5.000%	1,000,000	1,067,480
Total			9,004,598
Higher Education 9.3%
Amherst Industrial Development Authority
Refunding Revenue Bonds
Educational Facilities Sweet Briar Institute
Series 2006
09/01/2026	5.000%	1,000,000	999,920
Virginia College Building Authority
Refunding Revenue Bonds
University of Richmond Project
Series 2011A
03/01/2022	5.000%	1,245,000	1,321,505
Revenue Bonds
Liberty University Projects
Series 2010
03/01/2022	5.000%	1,455,000	1,494,765
03/01/2023	5.000%	2,000,000	2,055,000
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Washington & Lee University Project
Series 1998 (NPFGC)
01/01/2026	5.250%	3,115,000	3,572,812
Virginia Commonwealth University
Refunding Revenue Bonds
General Pledge
Series 2018-A
11/01/2031	5.000%	400,000	495,584
Virginia Polytechnic Institute & State University
Revenue Bonds
General Dorm and Dining Hall
Series 2015A
06/01/2027	4.000%	2,650,000	2,950,245
Total			12,889,831
Hospital 12.0%
Fairfax County Industrial Development Authority
Refunding Revenue Bonds
Inova Health System
Series 2018
05/15/2026	5.000%	1,500,000	1,812,000
Inova Health System Project
Series 1993I (NPFGC)
08/15/2019	5.250%	275,000	277,822
Fredericksburg Economic Development Authority
Refunding Revenue Bonds
MediCorp Health Systems Obligation
Series 2007
06/15/2020	5.250%	4,000,000	4,142,960
Norfolk Economic Development Authority
Refunding Revenue Bonds
Sentara Healthcare
Series 2012B
11/01/2027	5.000%	1,735,000	1,921,322
Series 2018A
11/01/2048	5.000%	300,000	370,716
Roanoke Economic Development Authority
Refunding Revenue Bonds
Carilion Clinic Obligation Group
Series 2010
07/01/2025	5.000%	3,500,000	3,636,430
Stafford County Economic Development Authority
Refunding Revenue Bonds
Mary Washington Healthcare
Series 2016
06/15/2030	5.000%	1,300,000	1,522,014
06/15/2033	5.000%	200,000	230,978
06/15/2035	5.000%	1,000,000	1,147,610
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Winchester Economic Development Authority
Refunding Revenue Bonds
Valley Health System Obligation Group
Series 2015
01/01/2032	5.000%	1,250,000	1,437,637
Total			16,499,489
Investor Owned 1.5%
Chesterfield County Economic Development Authority
Refunding Revenue Bonds
Virginia Electric & Power Co.
Series 2009A
05/01/2023	5.000%	2,000,000	2,004,700
Local Appropriation 3.3%
Appomattox County Economic Development Authority
Unrefunded Revenue Bonds
Series 2010
05/01/2022	5.000%	175,000	179,912
Arlington County Industrial Development Authority
Refunding Revenue Bonds
Series 2017
02/15/2029	5.000%	1,000,000	1,218,920
Fairfax County Economic Development Authority
Revenue Bonds
Metrorail Parking Systems
Series 2017
04/01/2033	5.000%	745,000	885,440
Henry County Industrial Development Authority
Revenue Bonds
Public Facility Lease
Series 2018
11/01/2036	4.000%	1,000,000	1,060,080
Loudoun County Economic Development Authority
Revenue Bonds
Series 2015
12/01/2028	5.000%	1,035,000	1,205,475
Total			4,549,827
Local General Obligation 8.5%
City of Alexandria Virginia
Unlimited General Obligation Refunding Bonds
Series 2017C
07/01/2030	4.000%	1,000,000	1,139,310
City of Norfolk
Unlimited General Obligation Bonds
Capital Improvement
08/01/2033	5.000%	1,000,000	1,227,660
Unlimited General Obligation Refunding Bonds
Series 2017C
09/01/2033	4.000%	1,380,000	1,509,734
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Richmond
Unlimited General Obligation Bonds
Public Improvement
Series 2015B
03/01/2028	4.000%	2,000,000	2,214,300
City of Suffolk
Unlimited General Obligation Refunding Bonds
Series 2014
02/01/2029	4.000%	2,000,000	2,182,840
County of Arlington
Unlimited General Obligation Bonds
Series 2017
08/15/2034	4.000%	2,000,000	2,211,700
County of Fairfax
Unlimited General Obligation Public Improvement Bonds
Series 2019A
10/01/2035	5.000%	1,000,000	1,244,250
Total			11,729,794
Multi-Family 0.8%
Farmville Industrial Development Authority
Refunding Revenue Bonds
Longwood University Student Project
01/01/2038	5.000%	1,000,000	1,100,500
Other Bond Issue 5.2%
Montgomery County Economic Development Authority
Refunding Revenue Bonds
Virginia Tech Foundation
Series 2017A
06/01/2029	5.000%	200,000	244,536
Rappahannock Regional Jail Authority
Refunding Revenue Bonds
Series 2015
10/01/2030	5.000%	1,725,000	2,034,724
Riverside Regional Jail Authority
Refunding Revenue Bonds
Series 2015
07/01/2028	5.000%	2,685,000	3,166,205
Western Regional Jail Authority
Refunding Revenue Bonds
Series 2015
12/01/2027	5.000%	1,500,000	1,790,610
Total			7,236,075
Pool / Bond Bank 5.5%
Virginia Public School Authority
Refunding Revenue Bonds
School Financing
Series 2009C
08/01/2025	4.000%	1,250,000	1,257,662

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Virginia Resources Authority
Refunding Revenue Bonds
Revolving Fund
Series 2011A
08/01/2024	5.000%	1,395,000	1,497,463
State Revolving Fund
Subordinated Series 2005
10/01/2020	5.500%	3,500,000	3,692,570
Virginia Infrastructure Pooled
Series 2017F
11/01/2034	4.000%	1,000,000	1,107,640
Total			7,555,335
Refunded / Escrowed 10.5%
Chesapeake Bay Bridge & Tunnel District
Refunding Revenue Bonds
General Resolution
Series 1998 Escrowed to Maturity (NPFGC)
07/01/2025	5.500%	4,000,000	4,731,440
County of Fairfax
Prerefunded 04/01/21 Unlimited General Obligation Refunding Bonds
Public Improvement
Series 2011A
04/01/2024	4.000%	2,000,000	2,089,720
County of Smyth
Prerefunded 11/01/21 Unlimited General Obligation Bonds
Public Improvement
Series 2011A
11/01/2031	5.000%	4,000,000	4,325,480
Virginia Commonwealth Transportation Board
Prerefunded 05/15/22 Revenue Bonds
Capital Projects
Series 2012
05/15/2029	5.000%	3,000,000	3,302,040
Total			14,448,680
Retirement Communities 4.6%
Albermarle County Economic Development Authority
Revenue Bonds
Westminster-Canterbury of the Blue Ridge
Series 2012
01/01/2032	4.625%	2,000,000	2,058,600
Hanover County Economic Development Authority
Refunding Revenue Bonds
Covenant Woods
Series 2018
07/01/2038	5.000%	380,000	408,698
Revenue Bonds
Covenant Woods
Series 2012A
07/01/2022	4.000%	795,000	809,890
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Henrico County Economic Development Authority
Refunding Revenue Bonds
Westminster Canterbury Project
10/01/2037	5.000%	1,500,000	1,683,960
Westminster-Canterbury Corp.
Series 2015
10/01/2035	4.000%	1,320,000	1,330,652
Total			6,291,800
Sales Tax 1.7%
Northern Virginia Transportation Authority
Revenue Bonds
Series 2014
06/01/2032	5.000%	2,000,000	2,291,200
Special Non Property Tax 3.4%
Greater Richmond Convention Center Authority
Refunding Revenue Bonds
Series 2015
06/15/2029	5.000%	1,350,000	1,569,253
06/15/2030	5.000%	1,540,000	1,787,709
Hampton Roads Transportation Accountability Commission
Revenue Bonds
Senior Lien Hampton Roads Transportation Fund
Series 2018A
07/01/2032	5.000%	1,150,000	1,398,573
Total			4,755,535
Special Property Tax 4.3%
Dulles Town Center Community Development Authority
Refunding Special Assessment Bonds
Dulles Town Center Project
Series 2012
03/01/2023	4.000%	1,000,000	1,004,210
Fairfax County Economic Development Authority
Refunding Special Tax Bonds
Silver Line Phase I Project
Series 2016
04/01/2031	4.000%	1,000,000	1,098,290
04/01/2032	4.000%	1,000,000	1,092,720
Marquis Community Development Authority of York County(c),(d)
Revenue Bonds
Convertible
Series 2015
09/01/2045	0.000%	644,000	461,201
Marquis Community Development Authority of York County
Tax Allocation Bonds
Series 2007B
09/01/2041	5.625%	2,084,000	1,368,292

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Marquis Community Development Authority of York County(d)
Tax Allocation Bonds
Series 2007C
09/01/2041	0.000%	3,164,000	171,457
Virginia Gateway Community Development Authority
Refunding Special Assessment Bonds
Series 2012
03/01/2025	5.000%	690,000	703,993
Total			5,900,163
State Appropriated 4.7%
Virginia College Building Authority
Revenue Bonds
21st Century College Program
Series 2017
02/01/2034	4.000%	1,500,000	1,637,595
Virginia Commonwealth Transportation Board(e)
Refunding Revenue Bonds
Northern Virginia Transportation District Program
Series 2019
05/15/2031	5.000%	1,000,000	1,254,640
Virginia Public Building Authority
Revenue Bonds
Series 2018A
08/01/2035	4.000%	1,500,000	1,676,610
Series 2019A
08/01/2031	5.000%	1,500,000	1,890,345
Total			6,459,190
Transportation 8.1%
Virginia Commonwealth Transportation Board
Refunding Revenue Bonds
GARVEE Notes
Series 2017
03/15/2028	5.000%	1,000,000	1,243,780
Revenue Bonds
Series 2016
05/15/2030	4.000%	500,000	553,535
Series 2018
05/15/2036	4.000%	2,000,000	2,194,360
Washington Metropolitan Area Transit Authority
Refunding Revenue Bonds
Series 2017A-1
07/01/2029	5.000%	2,500,000	3,056,100
Revenue Bonds
Series 2017B
07/01/2034	5.000%	2,000,000	2,386,940
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018
07/01/2036	5.000%	500,000	592,475
07/01/2037	5.000%	1,000,000	1,180,290
Total			11,207,480
Turnpike / Bridge / Toll Road 4.8%
City of Chesapeake Expressway Toll Road
Revenue Bonds
Transportation System
Series 2012A
07/15/2023	5.000%	1,025,000	1,114,974
07/15/2027	5.000%	1,000,000	1,081,990
Metropolitan Washington Airports Authority Dulles Toll Road(d)
Revenue Bonds
Capital Appreciation-2nd Senior Lien
Series 2009B (AGM)
10/01/2023	0.000%	5,000,000	4,464,250
Total			6,661,214
Water & Sewer 3.5%
Fairfax County Water Authority
Refunding Revenue Bonds
Series 2017
04/01/2029	5.000%	2,000,000	2,464,000
Hampton Roads Sanitation District
Refunding Subordinated Revenue Bonds
Series 2016A
08/01/2031	5.000%	2,000,000	2,384,160
Total			4,848,160
Total Municipal Bonds (Cost $131,376,030)			135,433,571

Money Market Funds 0.8%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 1.981%(f)	1,004,827	1,004,827
Total Money Market Funds (Cost $1,004,827)		1,004,827
Total Investments in Securities (Cost: $133,380,857)		137,438,398
Other Assets & Liabilities, Net		446,870
Net Assets		137,885,268

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
April 30, 2019
Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of April 30, 2019.
(c)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2019, the total value of these securities amounted to $461,201, which represents 0.33% of total net assets.
(d)	Zero coupon bond.
(e)	Represents a security purchased on a when-issued basis.
(f)	The rate shown is the seven-day current annualized yield at April 30, 2019.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	1,000,000	—	1,000,000
Municipal Bonds	—	135,433,571	—	135,433,571
Money Market Funds	1,004,827	—	—	1,004,827
Total Investments in Securities	1,004,827	136,433,571	—	137,438,398
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019	13

Statement of Assets and Liabilities
April 30, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $133,380,857)	$137,438,398
Cash	385,568
Receivable for:
Capital shares sold	440,750
Interest	1,593,000
Expense reimbursement due from Investment Manager	264
Prepaid expenses	606
Total assets	139,858,586
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	1,248,010
Capital shares purchased	230,110
Distributions to shareholders	331,360
Management services fees	1,772
Distribution and/or service fees	239
Transfer agent fees	5,328
Compensation of board members	116,568
Other expenses	39,931
Total liabilities	1,973,318
Net assets applicable to outstanding capital stock	$137,885,268
Represented by
Paid in capital	133,984,610
Total distributable earnings (loss) (Note 2)	3,900,658
Total - representing net assets applicable to outstanding capital stock	$137,885,268
Class A
Net assets	$23,706,050
Shares outstanding	2,247,995
Net asset value per share	$10.55
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.88
Advisor Class
Net assets	$273,750
Shares outstanding	25,954
Net asset value per share	$10.55
Class C
Net assets	$2,785,644
Shares outstanding	263,945
Net asset value per share	$10.55
Institutional Class
Net assets	$22,698,447
Shares outstanding	2,152,891
Net asset value per share	$10.54
Institutional 3 Class
Net assets	$88,421,377
Shares outstanding	8,365,922
Net asset value per share	$10.57
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019

Statement of Operations
Year Ended April 30, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$4,827
Interest	5,146,004
Total income	5,150,831
Expenses:
Management services fees	703,417
Distribution and/or service fees
Class A	63,777
Class C	32,468
Transfer agent fees
Class A	24,937
Advisor Class	1,465
Class C	3,172
Institutional Class	24,080
Institutional 3 Class	6,957
Compensation of board members	16,013
Custodian fees	1,927
Printing and postage fees	12,112
Registration fees	9,879
Audit fees	33,900
Legal fees	8,185
Compensation of chief compliance officer	33
Other	10,588
Total expenses	952,910
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(103,613)
Expense reduction	(20)
Total net expenses	849,277
Net investment income	4,301,554
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	461,192
Net realized gain	461,192
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	2,118,163
Net change in unrealized appreciation (depreciation)	2,118,163
Net realized and unrealized gain	2,579,355
Net increase in net assets resulting from operations	$6,880,909
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019	15

Statement of Changes in Net Assets
	Year Ended April 30, 2019	Year Ended April 30, 2018
Operations
Net investment income	$4,301,554	$5,146,836
Net realized gain	461,192	1,166,822
Net change in unrealized appreciation (depreciation)	2,118,163	(6,380,720)
Net increase (decrease) in net assets resulting from operations	6,880,909	(67,062)
Distributions to shareholders
Net investment income and net realized gains
Class A	(892,767)
Advisor Class	(58,206)
Class C	(87,303)
Institutional Class	(921,381)
Institutional 3 Class	(3,674,814)
Net investment income
Class A		(739,090)
Advisor Class		(48,373)
Class B		(47)
Class C		(82,833)
Institutional Class		(2,041,523)
Institutional 3 Class		(2,354,809)
Net realized gains
Class A		(78,523)
Advisor Class		(5,862)
Class C		(12,565)
Institutional Class		(93,227)
Institutional 3 Class		(313,338)
Total distributions to shareholders (Note 2)	(5,634,471)	(5,770,190)
Decrease in net assets from capital stock activity	(27,282,627)	(26,032,570)
Total decrease in net assets	(26,036,189)	(31,869,822)
Net assets at beginning of year	163,921,457	195,791,279
Net assets at end of year	$137,885,268	$163,921,457
Undistributed (excess of distributions over) net investment income	$(90,433)	$122,052
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2019		April 30, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	210,015	2,191,456	414,444	4,441,045
Distributions reinvested	49,361	513,621	44,301	473,707
Redemptions	(598,724)	(6,209,541)	(481,634)	(5,156,319)
Net decrease	(339,348)	(3,504,464)	(22,889)	(241,567)
Advisor Class
Subscriptions	13,021	136,213	150,640	1,624,026
Distributions reinvested	5,563	57,838	5,035	53,729
Redemptions	(167,258)	(1,751,805)	(56,357)	(596,030)
Net increase (decrease)	(148,674)	(1,557,754)	99,318	1,081,725
Class B
Redemptions	—	—	(904)	(9,878)
Net decrease	—	—	(904)	(9,878)
Class C
Subscriptions	35,389	369,924	76,389	821,561
Distributions reinvested	7,457	77,614	7,590	81,268
Redemptions	(144,956)	(1,504,859)	(175,272)	(1,881,579)
Net decrease	(102,110)	(1,057,321)	(91,293)	(978,750)
Institutional Class
Subscriptions	271,829	2,831,932	795,350	8,556,321
Distributions reinvested	69,807	726,441	72,645	777,323
Redemptions	(986,787)	(10,268,044)	(13,068,801)	(141,811,119)
Net decrease	(645,151)	(6,709,671)	(12,200,806)	(132,477,475)
Institutional 3 Class
Subscriptions	1,793,759	18,748,298	12,736,917	138,439,858
Distributions reinvested	9,905	103,267	5,105	54,205
Redemptions	(3,194,814)	(33,304,982)	(2,985,880)	(31,900,688)
Net increase (decrease)	(1,391,150)	(14,453,417)	9,756,142	106,593,375
Total net decrease	(2,626,433)	(27,282,627)	(2,460,432)	(26,032,570)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 4/30/2019	$10.44	0.27	0.21	0.48	(0.29)	(0.08)	(0.37)
Year Ended 4/30/2018	$10.79	0.27	(0.31)	(0.04)	(0.28)	(0.03)	(0.31)
Year Ended 4/30/2017	$11.18	0.28	(0.34)	(0.06)	(0.30)	(0.03)	(0.33)
Year Ended 4/30/2016	$11.13	0.30	0.10	0.40	(0.32)	(0.03)	(0.35)
Year Ended 4/30/2015	$11.09	0.31	0.04	0.35	(0.31)	(0.00) (d)	(0.31)
Advisor Class
Year Ended 4/30/2019	$10.44	0.30	0.20	0.50	(0.31)	(0.08)	(0.39)
Year Ended 4/30/2018	$10.79	0.30	(0.31)	(0.01)	(0.31)	(0.03)	(0.34)
Year Ended 4/30/2017	$11.18	0.31	(0.34)	(0.03)	(0.33)	(0.03)	(0.36)
Year Ended 4/30/2016	$11.12	0.33	0.11	0.44	(0.35)	(0.03)	(0.38)
Year Ended 4/30/2015	$11.08	0.34	0.04	0.38	(0.34)	(0.00) (d)	(0.34)
Class C
Year Ended 4/30/2019	$10.45	0.20	0.19	0.39	(0.21)	(0.08)	(0.29)
Year Ended 4/30/2018	$10.80	0.19	(0.31)	(0.12)	(0.20)	(0.03)	(0.23)
Year Ended 4/30/2017	$11.19	0.20	(0.34)	(0.14)	(0.22)	(0.03)	(0.25)
Year Ended 4/30/2016	$11.13	0.22	0.10	0.32	(0.23)	(0.03)	(0.26)
Year Ended 4/30/2015	$11.10	0.23	0.03	0.26	(0.23)	(0.00) (d)	(0.23)
Institutional Class
Year Ended 4/30/2019	$10.44	0.30	0.20	0.50	(0.32)	(0.08)	(0.40)
Year Ended 4/30/2018	$10.79	0.30	(0.31)	(0.01)	(0.31)	(0.03)	(0.34)
Year Ended 4/30/2017	$11.18	0.31	(0.34)	(0.03)	(0.33)	(0.03)	(0.36)
Year Ended 4/30/2016	$11.13	0.33	0.10	0.43	(0.35)	(0.03)	(0.38)
Year Ended 4/30/2015	$11.09	0.34	0.04	0.38	(0.34)	(0.00) (d)	(0.34)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2019	$10.55	4.69%	0.88%	0.81% (c)	2.63%	13%	$23,706
Year Ended 4/30/2018	$10.44	(0.39%)	0.89%	0.81% (c)	2.55%	14%	$27,005
Year Ended 4/30/2017	$10.79	(0.51%)	0.95%	0.81%	2.56%	7%	$28,168
Year Ended 4/30/2016	$11.18	3.65%	0.96%	0.81% (c)	2.72%	12%	$42,046
Year Ended 4/30/2015	$11.13	3.21%	0.97%	0.81% (c)	2.79%	9%	$47,324
Advisor Class
Year Ended 4/30/2019	$10.55	4.95%	0.63%	0.56% (c)	2.87%	13%	$274
Year Ended 4/30/2018	$10.44	(0.14%)	0.63%	0.56% (c)	2.80%	14%	$1,823
Year Ended 4/30/2017	$10.79	(0.26%)	0.70%	0.56%	2.81%	7%	$812
Year Ended 4/30/2016	$11.18	4.00%	0.72%	0.56% (c)	2.97%	12%	$506
Year Ended 4/30/2015	$11.12	3.47%	0.72%	0.56% (c)	3.06%	9%	$656
Class C
Year Ended 4/30/2019	$10.55	3.81%	1.63%	1.56% (c)	1.88%	13%	$2,786
Year Ended 4/30/2018	$10.45	(1.13%)	1.64%	1.56% (c)	1.79%	14%	$3,824
Year Ended 4/30/2017	$10.80	(1.25%)	1.70%	1.56%	1.82%	7%	$4,938
Year Ended 4/30/2016	$11.19	2.97%	1.72%	1.56% (c)	1.97%	12%	$5,141
Year Ended 4/30/2015	$11.13	2.35%	1.72%	1.56% (c)	2.03%	9%	$4,419
Institutional Class
Year Ended 4/30/2019	$10.54	4.86%	0.63%	0.56% (c)	2.88%	13%	$22,698
Year Ended 4/30/2018	$10.44	(0.15%)	0.65%	0.56% (c)	2.76%	14%	$29,199
Year Ended 4/30/2017	$10.79	(0.26%)	0.70%	0.56%	2.82%	7%	$161,853
Year Ended 4/30/2016	$11.18	3.91%	0.71%	0.56% (c)	2.97%	12%	$173,677
Year Ended 4/30/2015	$11.13	3.47%	0.72%	0.56% (c)	3.04%	9%	$171,775
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 4/30/2019	$10.46	0.31	0.21	0.52	(0.33)	(0.08)	(0.41)
Year Ended 4/30/2018	$10.82	0.31	(0.32)	(0.01)	(0.32)	(0.03)	(0.35)
Year Ended 4/30/2017(e)	$10.75	0.05	0.08 (f)	0.13	(0.06)	—	(0.06)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 4/30/2019	$10.57	5.04%	0.54%	0.47%	2.97%	13%	$88,421
Year Ended 4/30/2018	$10.46	(0.13%)	0.54%	0.48%	2.91%	14%	$102,071
Year Ended 4/30/2017(e)	$10.82	1.17%	0.55% (g)	0.42% (g)	3.04% (g)	7%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019	21

Notes to Financial Statements
April 30, 2019
Note 1. Organization
Columbia Virginia Intermediate Municipal Bond Fund (formerly known as Columbia AMT-Free Virginia Intermediate Muni Bond Fund) (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Effective May 14, 2019, Columbia AMT-Free Virginia Intermediate Muni Bond Fund was renamed Columbia Virginia Intermediate Municipal Bond Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or
22	Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
April 30, 2019
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
24	Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2019 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares.
For the year ended April 30, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 3 Class	0.01
Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
April 30, 2019
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2019, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2019, if any, are listed below:
Amount ($)
Class A	7,963
Class C	44
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2018 through August 31, 2019	Prior to September 1, 2018
Class A	0.81%	0.81%
Advisor Class	0.56	0.56
Class C	1.56	1.56
Institutional Class	0.56	0.56
Institutional 3 Class	0.47	0.48
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This
26	Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2019, these differences were primarily due to differing treatment for post-October capital losses, trustees’ deferred compensation, distributions and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(12,484)	12,484	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2019				Year Ended April 30, 2018
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
44,111	4,469,928	1,120,432	5,634,471	41,955	5,224,720	503,515	5,770,190
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	356,611	—	—	4,057,541
At April 30, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
133,380,857	5,757,930	(1,700,389)	4,057,541
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of April 30, 2019, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on May 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
—	66,450
Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
April 30, 2019
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $19,480,873 and $44,914,257, respectively, for the year ended April 30, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended April 30, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended April 30, 2019.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of
28	Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At April 30, 2019, one unaffiliated shareholder of record owned 72.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019	29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Virginia Intermediate Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Virginia Intermediate Municipal Bond Fund (formerly known as Columbia AMT-Free Virginia Intermediate Muni Bond Fund) (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of April 30, 2019, the related statement of operations for the year ended April 30, 2019, the statement of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
30	Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Capital gain dividend	Exempt- interest dividends
$554,024	99.02%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019	31

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	119	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	119	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	119	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
32	Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	119	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	117	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	188	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
34	Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Virginia Intermediate Municipal Bond Fund | Annual Report 2019	37

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Columbia Virginia Intermediate Municipal Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN239_04_J01_(06/19)

Annual Report
April 30, 2019
Columbia South Carolina Intermediate Municipal Bond Fund
(formerly Columbia AMT-Free South Carolina Intermediate Muni Bond Fund)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia South Carolina Intermediate Municipal Bond Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia South Carolina Intermediate Municipal Bond Fund (the Fund) seeks current income exempt from U.S. federal income tax and South Carolina individual income tax, consistent with moderate fluctuation of principal.
Portfolio management
Paul Fuchs, CFA
Lead Portfolio Manager
Managed Fund since 2016
Anders Myhran, CFA
Portfolio Manager
Managed Fund since May 2019
Deborah Vargo
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended April 30, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/05/92	4.93	2.33	3.30
	Including sales charges		1.75	1.71	2.99
Advisor Class*		03/19/13	5.09	2.56	3.56
Class C	Excluding sales charges	06/17/92	4.14	1.54	2.53
	Including sales charges		3.14	1.54	2.53
Institutional Class		01/06/92	5.19	2.56	3.56
Institutional 3 Class*		03/01/17	5.30	2.63	3.59
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			5.91	3.09	3.99
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2009 — April 30, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia South Carolina Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at April 30, 2019)
AAA rating	3.7
AA rating	37.6
A rating	54.6
BBB rating	1.7
BB rating	1.0
Not rated	1.4
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2019, the Fund’s Class A shares returned 4.93% excluding sales charges, and its Institutional shares returned 5.19%. The Fund’s benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, returned 5.91% for the same time period. The Fund’s underperformance of its benchmark was largely the result of having a duration (interest-rate sensitivity) below that of the benchmark.
Market overview
Municipal bonds generated healthy gains in the 12-month reporting period, with the bulk of the rally occurring from November 2018 onward. Municipals performed reasonably well from May through August on the strength of falling U.S. Treasury yields and the combination of strong investor demand and reduced new-issue supply in the tax-exempt market. Conditions became less favorable in September 2018, when U.S. Treasury yields climbed on indications of continued strength in the U.S. economy and fears about inflation pressures that could result from a trade war with China. The negative trend persisted in October, as yields continued to rise on concerns that the U.S. Federal Reserve (Fed) would take a more aggressive approach to raising interest rates in 2019 than investors had been expecting.
Sentiment again shifted abruptly in early November, causing yields to fall sharply through the end of 2018. The fixed-income markets rallied significantly due to signs of slowing global growth, volatility in the higher risk assets, and expectations that the Fed would in fact adopt a more accommodative stance. In addition, various geopolitical factors, including uncertainty surrounding the U.S.-China trade dispute, Brexit negotiations, and the U.S. government shutdown, fueled a “flight to quality” into bonds. Municipals rallied as a result, helping the major national indexes finish 2018 in positive territory.
The rally continued into the 2019, leading to the largest first-quarter gain for the tax-exempt market since 2014. The first quarter of 2019 was also the sixth-best for municipals in the past 30 years. During this time, bonds were well supported by the backdrop of slow global growth and the increasingly accommodative policies of the world’s major central banks. Supply-and-demand factors also remained highly favorable. Municipals rallied further in April 2019, helping them to post a solid gain for the full 12 months.
Longer term bonds outpaced shorter term issues in the period, mirroring trends in the Treasury market, while lower quality bonds strongly outperformed their higher rated counterparts. The “risk-on” environment of January to April led to robust investor demand for higher risk assets, lifting the returns of higher yielding bonds in all fixed-income categories.
South Carolina’s lower quality profile contributed to outperformance
South Carolina’s intermediate municipal market outperformed the broader national indexes during the period. The state’s market had a higher concentration in the lower rated end of the investment grade space, with A rated bonds making up 60% of the market — more than double the national average. This was driven by local appropriation bonds and two public power issuers: Santee Copper and Piedmont Municipal Power Agency.
South Carolina’s economic fundamentals remained strong, led by growth in the automotive and logistics sectors. The state was in a healthy financial position, with steady growth since the end of the last recession in 2009. Reserves were funded at their maximum levels, and revenues for the 2019 fiscal year were about 7% above projections at the end of March due to robust individual income tax collections. Total collections for the first nine months were 5.3% higher than the same period in fiscal year 2018. However, statewide income levels were below the U.S. average and the automotive sector remains vulnerable to a potential trade war.
Contributors and detractors
Given the outperformance for longer maturity and lower rated investment-grade bonds, the Fund benefitted from its overweight in A rated issues and bonds with maturities of 12 years and above. At the sector level, the Fund’s holdings in longer dated local appropriation, hospitals, and education issues — the three largest sector weightings in the portfolio — delivered returns well above the benchmark. All three areas benefited from a high representation of A rated securities.
The Fund’s allocation to bonds maturing in less than two years detracted from performance, as these holdings produced much smaller gains than the benchmark. We decreased the size of this position as the period progressed, and we made a corresponding increase to the Fund’s holdings in bonds with maturities of ten years and above. As part of this process, we reduced the Fund’s exposure to pre-refunded securities since they tend to have maturities of two years and less.
Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
At the sector level, the Fund’s investments in transportation and special non-property issues underperformed their benchmark counterparts due to their shorter maturity and duration profiles. (Duration is a measure of interest-rate sensitivity.)
The Fund’s underweight to duration detracted from performance at a time of falling yields. Opportunities to buy longer dated intermediate issues were limited, but we continued to look for investment candidates in this area.
Fund positioning
At the close of the period, we were fairly comfortable with the overall interest rate environment due to the combination of muted inflation, the late stage of the economic expansion, and the Fed’s signals that it intends to remain on hold through the end of 2019. In addition, ongoing geopolitical issues, including trade negotiations with China, Brexit uncertainty, and Washington infighting, continue to put downward pressure on interest rates. With this as the backdrop, our strategy remained consistent during the period. We targeted a roughly neutral duration with more emphasis on the longer part of the intermediate yield curve. The average maturity of the bonds we added to the portfolio was about 16 years, while the average maturity of those we sold was approximately six years. The goal of this shift was to reduce the potential effects of having a duration below that of the index. The Fund’s quality profile continued to favor the lower rated segment of the investment-grade market, with meaningful allocations to local appropriations, hospitals, and education.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2018 — April 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,047.20	1,020.78	4.11	4.06	0.81
Advisor Class	1,000.00	1,000.00	1,047.40	1,022.02	2.84	2.81	0.56
Class C	1,000.00	1,000.00	1,043.30	1,017.06	7.90	7.80	1.56
Institutional Class	1,000.00	1,000.00	1,048.50	1,022.02	2.84	2.81	0.56
Institutional 3 Class	1,000.00	1,000.00	1,048.90	1,022.56	2.29	2.26	0.45
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019	7

Portfolio of Investments
April 30, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 1.9%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 1.9%
South Carolina Educational Facilities Authority(a),(b)
Revenue Bonds
Furman University (Wells Fargo Bank)
10/01/2039	2.280%	2,000,000	2,000,000
Total Floating Rate Notes (Cost $2,000,000)			2,000,000

Municipal Bonds 96.6%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 1.7%
Charleston County Airport District
Revenue Bonds
Series 2019
07/01/2035	5.000%	500,000	609,660
County of Horry Airport
Revenue Bonds
Series 2010A
07/01/2020	5.000%	1,150,000	1,188,249
Total			1,797,909
Charter Schools 1.5%
South Carolina Jobs-Economic Development Authority(c)
Revenue Bonds
Series 2015A
08/15/2035	5.125%	1,000,000	1,047,010
South Carolina Jobs-Economic Development Authority
Revenue Bonds
York Preparatory Academy Project
Series 2014A
11/01/2033	7.000%	500,000	550,065
Total			1,597,075
Higher Education 8.4%
Clemson University
Revenue Bonds
Athletic Facility
Series 2014A
05/01/2028	5.000%	1,170,000	1,365,390
Coastal Carolina University
Revenue Bonds
Series 2015
06/01/2024	5.000%	1,500,000	1,719,960
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
South Carolina Jobs-Economic Development Authority
Refunding Revenue Bonds
Furman University
Series 2015
10/01/2032	5.000%	1,895,000	2,204,264
University of South Carolina
Refunding Revenue Bonds
Series 2017B
05/01/2034	5.000%	1,500,000	1,783,245
Revenue Bonds
Moore School of Business Project
Series 2012
05/01/2026	5.000%	1,500,000	1,640,280
Total			8,713,139
Hospital 11.6%
County of Florence
Refunding Revenue Bonds
McLeod Regional Medical Center Project
Series 2014
11/01/2031	5.000%	1,500,000	1,701,810
County of Greenwood
Refunding Revenue Bonds
Self Regional Healthcare
Series 2012B
10/01/2027	5.000%	1,750,000	1,891,592
10/01/2031	5.000%	2,000,000	2,154,760
Lexington County Health Services District, Inc.
Refunding Revenue Bonds
Lexington Medical Center Obligated Group
Series 2017
11/01/2032	4.000%	1,050,000	1,119,710
Revenue Bonds
Lexington Medical Center
Series 2016
11/01/2034	5.000%	1,500,000	1,686,960
South Carolina Jobs-Economic Development Authority
Refunding Revenue Bonds
Prisma Health Obligated Group
05/01/2036	5.000%	2,000,000	2,319,440
Revenue Bonds
McLeod Health Obligation Group
Series 2018
11/01/2033	5.000%	1,000,000	1,178,330
Total			12,052,602
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Joint Power Authority 3.6%
South Carolina Public Service Authority
Refunding Revenue Bonds
Series 2014B
12/01/2032	5.000%	1,250,000	1,388,200
Series 2016A
12/01/2028	5.000%	2,000,000	2,341,140
Total			3,729,340
Local Appropriation 27.4%
Berkeley County School District
Refunding Revenue Bonds
Securing Assets for Education
Series 2015A
12/01/2027	5.000%	1,500,000	1,693,965
Charleston Educational Excellence Finance Corp.
Refunding Revenue Bonds
Charleston County School
Series 2013
12/01/2025	5.000%	2,000,000	2,285,040
Charleston Public Facilities Corp.
Revenue Bonds
Series 2015A
09/01/2029	5.000%	1,000,000	1,180,470
City of Florence Accommodations Fee
Revenue Bonds
Series 2015
05/01/2030	4.000%	1,000,000	1,079,760
05/01/2035	5.000%	1,000,000	1,141,980
City of North Charleston
Revenue Bonds
Series 2012
06/01/2029	5.000%	2,280,000	2,472,455
County of Florence
Revenue Bonds
Series 2015
10/01/2028	5.000%	1,000,000	1,116,510
Dorchester County School District No. 2
Refunding Revenue Bonds
Growth Installment Purchase
Series 2013
12/01/2027	5.000%	1,000,000	1,131,650
Fort Mill School Facilities Corp.
Refunding Revenue Bonds
Fort Mills School District #4
Series 2015
12/01/2028	5.000%	1,000,000	1,167,280
Kershaw County School District
Refunding Revenue Bonds
Series 2015
12/01/2025	5.000%	1,000,000	1,180,830
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Lexington One School Facilities Corp.
Refunding Revenue Bonds
Lexington County School District
Series 2015
12/01/2026	5.000%	835,000	944,928
Lexington School District No. 2 Educational Facilities Corp.
Refunding Revenue Bonds
Series 2015B
12/01/2026	5.000%	1,815,000	2,098,267
Newberry Investing in Children’s Education
Refunding Revenue Bonds
Newberry County School District
Series 2014
12/01/2029	5.000%	1,500,000	1,720,410
SCAGO Educational Facilities Corp. for Calhoun School District
Refunding Revenue Bonds
Series 2015 (BAM)
12/01/2026	5.000%	520,000	617,151
SCAGO Educational Facilities Corp. for Cherokee School District No. 1
Refunding Revenue Bonds
Series 2015
12/01/2028	5.000%	1,830,000	2,129,296
SCAGO Educational Facilities Corp. for Colleton School District
Refunding Revenue Bonds
Series 2015
12/01/2027	5.000%	1,295,000	1,499,688
SCAGO Educational Facilities Corp. for Pickens School District
Refunding Revenue Bonds
Series 2015
12/01/2029	5.000%	1,500,000	1,730,580
12/01/2030	5.000%	1,275,000	1,465,600
Sumter Two School Facilities, Inc.
Refunding Revenue Bonds
Sumter County School District No. 2
Series 2016 (BAM)
12/01/2027	5.000%	1,500,000	1,733,340
Total			28,389,200
Local General Obligation 5.8%
Anderson County School District No. 5
Unlimited General Obligation Bonds
South Carolina School District Credit Enhancement Program
Series 2017
03/01/2030	4.000%	1,000,000	1,128,690
Beaufort County School District
Unlimited General Obligation Bonds
Series 2014B
03/01/2023	5.000%	1,190,000	1,337,358
Lexington County School District No. 1
Unlimited General Obligation Refunding Bonds
Series 2019A (School District Credit Enhancement Program)
02/01/2031	5.000%	1,000,000	1,236,720

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
South Carolina Jobs-Economic Development Authority
Refunding Revenue Bonds
Series 2015
04/01/2034	5.000%	940,000	1,071,308
Spartanburg County School District No. 7
Unlimited General Obligation Bonds
Series 2018-B
03/01/2036	5.000%	1,000,000	1,216,950
Total			5,991,026
Municipal Power 1.6%
City of Rock Hill Combined Utility System
Refunding Revenue Bonds
Series 2012A (AGM)
01/01/2023	5.000%	1,560,000	1,684,613
Refunded / Escrowed 6.2%
Anderson Regional Joint Water System
Prerefunded 07/15/22 Revenue Bonds
Series 2012
07/15/2028	5.000%	2,000,000	2,212,100
City of Columbia Waterworks & Sewer System
Prerefunded 02/01/21 Revenue Bonds
Series 2011A
02/01/2027	5.000%	1,000,000	1,059,040
County of Charleston
Prerefunded 08/01/19 Unlimited General Obligation Bonds
Improvement
Series 2009A
08/01/2023	5.000%	1,000,000	1,008,520
Renewable Water Resources
Prerefunded 01/01/22 Refunding Revenue Bonds
Series 2012
01/01/2024	5.000%	555,000	604,462
South Carolina Jobs-Economic Development Authority
Prerefunded 11/01/22 Revenue Bonds
Bon Secours Health System, Inc.
Series 2013
11/01/2024	5.000%	450,000	500,373
South Carolina Ports Authority
Prerefunded 07/01/20 Revenue Bonds
Series 2010
07/01/2023	5.250%	1,000,000	1,041,780
Total			6,426,275
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Resource Recovery 3.1%
Three Rivers Solid Waste Authority(d)
Revenue Bonds
Capital Appreciation-Landfill Gas Project
Series 2007
10/01/2024	0.000%	1,835,000	1,605,552
10/01/2025	0.000%	1,835,000	1,558,502
Total			3,164,054
Retirement Communities 0.9%
South Carolina Jobs-Economic Development Authority(c)
Refunding Revenue Bonds
Wesley Commons
Series 2016
10/01/2026	5.000%	835,000	890,845
Single Family 0.1%
South Carolina State Housing Finance & Development Authority
Revenue Bonds
Series 2010-1 (GNMA)
01/01/2028	5.000%	60,000	60,612
Special Non Property Tax 6.6%
City of Columbia
Revenue Bonds
Series 2014
02/01/2033	5.000%	1,195,000	1,345,929
City of Greenville Hospitality Tax
Improvement Refunding Revenue Bonds
Series 2011 (AGM)
04/01/2021	5.000%	1,290,000	1,370,057
City of Myrtle Beach
Revenue Bonds
Hospitality Fee
Series 2014B
06/01/2030	5.000%	560,000	632,839
City of Rock Hill
Revenue Bonds
Hospitality Fee Pledge
Series 2013
04/01/2023	5.000%	695,000	778,643
Greenville County Public Facilities Corp.
Refunding Certificate of Participation
Series 2014
04/01/2026	5.000%	890,000	1,011,280
Town of Hilton Head Island
Revenue Bonds
Beach Preservation Fee Pledge
Series 2017
08/01/2025	5.000%	400,000	474,340

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2011A
06/01/2023	5.000%	555,000	593,639
06/01/2024	5.000%	580,000	620,635
Total			6,827,362
Special Property Tax 1.1%
City of Myrtle Beach
Refunding Tax Allocation Bonds
Myrtle Beach Air Force Base
Series 2016
10/01/2030	5.000%	1,000,000	1,162,120
State General Obligation 1.1%
State of South Carolina
Unlimited General Obligation Bonds
Series 2014B
04/01/2025	5.000%	1,000,000	1,156,000
Student Loan 0.9%
South Carolina State Education Assistance Authority
Revenue Bonds
Student Loan
Series 2009I
10/01/2024	5.000%	955,000	965,085
Transportation 7.2%
South Carolina Transportation Infrastructure Bank
Refunding Revenue Bonds
Infrastructure Bank
Series 2015A
10/01/2024	5.000%	2,000,000	2,323,920
Series 2005A (AMBAC)
10/01/2020	5.250%	4,880,000	5,120,925
Total			7,444,845
Water & Sewer 7.8%
Beaufort-Jasper Water & Sewer Authority
Refunding Revenue Bonds
Series 2016B
03/01/2024	5.000%	1,000,000	1,153,580
City of Columbia Stormwater System
Revenue Bonds
Green Bond
02/01/2038	5.000%	350,000	418,303
City of Columbia Waterworks & Sewer System
Revenue Bonds
Series 2018
02/01/2035	4.000%	560,000	617,702
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Spartanburg Water System
Refunding Revenue Bonds
Series 2017B
06/01/2035	4.000%	1,375,000	1,499,355
City of Sumter Waterworks & Sewer System
Refunding Revenue Bonds
Series 2015
12/01/2027	4.000%	400,000	445,240
Georgetown County Water & Sewer District
Refunding Revenue Bonds
Series 2015
06/01/2027	4.000%	450,000	495,837
Renewable Water Resources
Refunding Revenue Bonds
Series 2010A
01/01/2020	5.000%	1,000,000	1,022,750
Unrefunded Refunding Revenue Bonds
Series 2012
01/01/2024	5.000%	445,000	483,577
Spartanburg Sanitation Sewer District
Refunding Revenue Bonds
Series 2014B
03/01/2034	5.000%	1,000,000	1,144,500
Town of Lexington Waterworks & Sewer System
Refunding Revenue Bonds
Series 2017
06/01/2034	4.000%	750,000	826,455
Total			8,107,299
Total Municipal Bonds (Cost $96,315,069)			100,159,401

Money Market Funds 0.3%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 1.981%(e)	358,342	358,342
Total Money Market Funds (Cost $358,342)		358,342
Total Investments in Securities (Cost: $98,673,411)		102,517,743
Other Assets & Liabilities, Net		1,200,282
Net Assets		103,718,025

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
April 30, 2019
Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of April 30, 2019.
(c)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2019, the total value of these securities amounted to $1,937,855, which represents 1.87% of total net assets.
(d)	Zero coupon bond.
(e)	The rate shown is the seven-day current annualized yield at April 30, 2019.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
GNMA	Government National Mortgage Association
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	2,000,000	—	2,000,000
Municipal Bonds	—	100,159,401	—	100,159,401
Money Market Funds	358,342	—	—	358,342
Total Investments in Securities	358,342	102,159,401	—	102,517,743
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019	13

Statement of Assets and Liabilities
April 30, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $98,673,411)	$102,517,743
Cash	276,744
Receivable for:
Investments sold	15,250
Capital shares sold	123,256
Interest	1,305,397
Expense reimbursement due from Investment Manager	326
Prepaid expenses	574
Total assets	104,239,290
Liabilities
Payable for:
Capital shares purchased	151,919
Distributions to shareholders	205,805
Management services fees	1,335
Distribution and/or service fees	387
Transfer agent fees	13,914
Compensation of board members	108,221
Audit fees	36,295
Other expenses	3,389
Total liabilities	521,265
Net assets applicable to outstanding capital stock	$103,718,025
Represented by
Paid in capital	100,139,964
Total distributable earnings (loss) (Note 2)	3,578,061
Total - representing net assets applicable to outstanding capital stock	$103,718,025
Class A
Net assets	$21,999,449
Shares outstanding	2,164,005
Net asset value per share	$10.17
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.48
Advisor Class
Net assets	$1,853,674
Shares outstanding	182,386
Net asset value per share	$10.16
Class C
Net assets	$8,669,337
Shares outstanding	852,168
Net asset value per share	$10.17
Institutional Class
Net assets	$70,343,284
Shares outstanding	6,916,114
Net asset value per share	$10.17
Institutional 3 Class
Net assets	$852,281
Shares outstanding	83,505
Net asset value per share	$10.21
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019

Statement of Operations
Year Ended April 30, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$26,486
Interest	3,430,947
Total income	3,457,433
Expenses:
Management services fees	511,026
Distribution and/or service fees
Class A	54,556
Class C	96,460
Transfer agent fees
Class A	28,155
Advisor Class	2,346
Class C	12,430
Institutional Class	96,239
Institutional 3 Class	144
Compensation of board members	15,176
Custodian fees	2,033
Printing and postage fees	11,418
Registration fees	3,724
Audit fees	33,900
Legal fees	7,821
Compensation of chief compliance officer	23
Other	9,934
Total expenses	885,385
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(127,521)
Expense reduction	(20)
Total net expenses	757,844
Net investment income	2,699,589
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(6,786)
Net realized loss	(6,786)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	2,501,025
Net change in unrealized appreciation (depreciation)	2,501,025
Net realized and unrealized gain	2,494,239
Net increase in net assets resulting from operations	$5,193,828
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019	15

Statement of Changes in Net Assets
	Year Ended April 30, 2019	Year Ended April 30, 2018
Operations
Net investment income	$2,699,589	$2,985,611
Net realized gain (loss)	(6,786)	28,612
Net change in unrealized appreciation (depreciation)	2,501,025	(2,297,426)
Net increase in net assets resulting from operations	5,193,828	716,797
Distributions to shareholders
Net investment income and net realized gains
Class A	(551,729)
Advisor Class	(50,398)
Class C	(171,766)
Institutional Class	(2,078,507)
Institutional 3 Class	(22,190)
Net investment income
Class A		(575,811)
Advisor Class		(41,779)
Class B		(44)
Class C		(230,029)
Institutional Class		(2,357,405)
Institutional 3 Class		(13,721)
Total distributions to shareholders (Note 2)	(2,874,590)	(3,218,789)
Decrease in net assets from capital stock activity	(12,914,590)	(3,335,695)
Total decrease in net assets	(10,595,352)	(5,837,687)
Net assets at beginning of year	114,313,377	120,151,064
Net assets at end of year	$103,718,025	$114,313,377
Undistributed net investment income	$70,635	$245,636
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2019		April 30, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	532,295	5,316,491	494,660	5,002,483
Distributions reinvested	43,259	432,321	44,160	448,031
Redemptions	(730,792)	(7,277,167)	(334,897)	(3,400,794)
Net increase (decrease)	(155,238)	(1,528,355)	203,923	2,049,720
Advisor Class
Subscriptions	28,762	285,176	95,247	968,400
Distributions reinvested	5,016	50,131	4,102	41,498
Redemptions	(51,123)	(506,948)	(18,261)	(183,610)
Net increase (decrease)	(17,345)	(171,641)	81,088	826,288
Class B
Redemptions	—	—	(965)	(9,865)
Net decrease	—	—	(965)	(9,865)
Class C
Subscriptions	44,787	447,851	54,342	552,727
Distributions reinvested	13,014	130,026	17,748	180,346
Redemptions	(287,479)	(2,874,005)	(337,944)	(3,434,290)
Net decrease	(229,678)	(2,296,128)	(265,854)	(2,701,217)
Institutional Class
Subscriptions	1,636,464	16,352,511	1,366,064	13,824,080
Distributions reinvested	51,777	517,362	60,784	617,249
Redemptions	(2,594,063)	(25,878,074)	(1,845,954)	(18,703,040)
Net decrease	(905,822)	(9,008,201)	(419,106)	(4,261,711)
Institutional 3 Class
Subscriptions	34,450	348,027	83,639	859,459
Distributions reinvested	2,183	21,904	1,326	13,420
Redemptions	(27,986)	(280,196)	(11,094)	(111,789)
Net increase	8,647	89,735	73,871	761,090
Total net decrease	(1,299,436)	(12,914,590)	(327,043)	(3,335,695)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 4/30/2019	$9.94	0.24	0.24	0.48	(0.25)	—	(0.25)
Year Ended 4/30/2018	$10.16	0.25	(0.20)	0.05	(0.27)	—	(0.27)
Year Ended 4/30/2017	$10.55	0.25	(0.35)	(0.10)	(0.28)	(0.01)	(0.29)
Year Ended 4/30/2016	$10.44	0.28	0.16	0.44	(0.30)	(0.03)	(0.33)
Year Ended 4/30/2015	$10.49	0.30	0.02 (d)	0.32	(0.30)	(0.07)	(0.37)
Advisor Class
Year Ended 4/30/2019	$9.94	0.26	0.24	0.50	(0.28)	—	(0.28)
Year Ended 4/30/2018	$10.15	0.27	(0.19)	0.08	(0.29)	—	(0.29)
Year Ended 4/30/2017	$10.54	0.28	(0.36)	(0.08)	(0.30)	(0.01)	(0.31)
Year Ended 4/30/2016	$10.43	0.30	0.17	0.47	(0.33)	(0.03)	(0.36)
Year Ended 4/30/2015	$10.49	0.33	0.00 (d),(e)	0.33	(0.32)	(0.07)	(0.39)
Class C
Year Ended 4/30/2019	$9.94	0.16	0.25	0.41	(0.18)	—	(0.18)
Year Ended 4/30/2018	$10.16	0.17	(0.20)	(0.03)	(0.19)	—	(0.19)
Year Ended 4/30/2017	$10.56	0.18	(0.37)	(0.19)	(0.20)	(0.01)	(0.21)
Year Ended 4/30/2016	$10.44	0.20	0.18	0.38	(0.23)	(0.03)	(0.26)
Year Ended 4/30/2015	$10.50	0.22	0.01 (d)	0.23	(0.22)	(0.07)	(0.29)
Institutional Class
Year Ended 4/30/2019	$9.94	0.26	0.25	0.51	(0.28)	—	(0.28)
Year Ended 4/30/2018	$10.16	0.27	(0.20)	0.07	(0.29)	—	(0.29)
Year Ended 4/30/2017	$10.56	0.28	(0.37)	(0.09)	(0.30)	(0.01)	(0.31)
Year Ended 4/30/2016	$10.44	0.31	0.17	0.48	(0.33)	(0.03)	(0.36)
Year Ended 4/30/2015	$10.50	0.33	0.00 (d),(e)	0.33	(0.32)	(0.07)	(0.39)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2019	$10.17	4.93%	0.93%	0.81% (c)	2.37%	9%	$21,999
Year Ended 4/30/2018	$9.94	0.43%	0.93%	0.81% (c)	2.41%	7%	$23,050
Year Ended 4/30/2017	$10.16	(0.98%)	0.98%	0.81% (c)	2.45%	11%	$21,486
Year Ended 4/30/2016	$10.55	4.33%	0.99%	0.81%	2.69%	16%	$21,972
Year Ended 4/30/2015	$10.44	3.05%	1.00%	0.81%	2.85%	16%	$23,975
Advisor Class
Year Ended 4/30/2019	$10.16	5.09%	0.68%	0.56% (c)	2.62%	9%	$1,854
Year Ended 4/30/2018	$9.94	0.78%	0.68%	0.56% (c)	2.66%	7%	$1,984
Year Ended 4/30/2017	$10.15	(0.74%)	0.73%	0.56% (c)	2.71%	11%	$1,205
Year Ended 4/30/2016	$10.54	4.59%	0.74%	0.56%	2.93%	16%	$758
Year Ended 4/30/2015	$10.43	3.21%	0.75%	0.56%	3.11%	16%	$703
Class C
Year Ended 4/30/2019	$10.17	4.14%	1.68%	1.56% (c)	1.62%	9%	$8,669
Year Ended 4/30/2018	$9.94	(0.32%)	1.68%	1.56% (c)	1.66%	7%	$10,759
Year Ended 4/30/2017	$10.16	(1.81%)	1.73%	1.56% (c)	1.70%	11%	$13,698
Year Ended 4/30/2016	$10.56	3.65%	1.74%	1.56%	1.94%	16%	$15,051
Year Ended 4/30/2015	$10.44	2.18%	1.75%	1.56%	2.10%	16%	$15,677
Institutional Class
Year Ended 4/30/2019	$10.17	5.19%	0.68%	0.56% (c)	2.62%	9%	$70,343
Year Ended 4/30/2018	$9.94	0.68%	0.68%	0.56% (c)	2.66%	7%	$77,773
Year Ended 4/30/2017	$10.16	(0.83%)	0.73%	0.56% (c)	2.70%	11%	$83,743
Year Ended 4/30/2016	$10.56	4.69%	0.74%	0.56%	2.93%	16%	$105,200
Year Ended 4/30/2015	$10.44	3.21%	0.75%	0.56%	3.10%	16%	$94,697
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 4/30/2019	$9.98	0.27	0.25	0.52	(0.29)	—	(0.29)
Year Ended 4/30/2018	$10.19	0.28	(0.19)	0.09	(0.30)	—	(0.30)
Year Ended 4/30/2017(f)	$10.13	0.05	0.06 (d)	0.11	(0.05)	—	(0.05)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(e)	Rounds to zero.
(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 4/30/2019	$10.21	5.30%	0.57%	0.45%	2.73%	9%	$852
Year Ended 4/30/2018	$9.98	0.91%	0.56%	0.45%	2.79%	7%	$747
Year Ended 4/30/2017(f)	$10.19	1.09%	0.57% (g)	0.43% (g)	2.85% (g)	11%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019	21

Notes to Financial Statements
April 30, 2019
Note 1. Organization
Columbia South Carolina Intermediate Municipal Bond Fund (formerly known as Columbia AMT-Free South Carolina Intermediate Muni Bond Fund) (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Effective May 14, 2019, Columbia AMT-Free South Carolina Intermediate Muni Bond Fund was renamed Columbia South Carolina Intermediate Municipal Bond Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or
22	Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
April 30, 2019
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2019 was 0.47% of the Fund’s average daily net assets.
24	Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares.
For the year ended April 30, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 3 Class	0.02
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2019, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the
Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
April 30, 2019
Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2019, if any, are listed below:
Amount ($)
Class A	2,512
Class C	29
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through August 31, 2019
Class A	0.81%
Advisor Class	0.56
Class C	1.56
Institutional Class	0.56
Institutional 3 Class	0.45
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
26	Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2019				Year Ended April 30, 2018
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
—	2,874,590	—	2,874,590	22	3,218,767	—	3,218,789
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	383,812	—	(270,491)	3,777,917
At April 30, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
98,739,826	3,835,202	(57,285)	3,777,917
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended April 30, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
263,447	7,044	270,491	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $9,188,545 and $18,930,774, respectively, for the year ended April 30, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
April 30, 2019
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended April 30, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended April 30, 2019.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity.
28	Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At April 30, 2019, one unaffiliated shareholder of record owned 55.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019	29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia South Carolina Intermediate Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia South Carolina Intermediate Municipal Bond Fund (formerly known as Columbia AMT-Free South Carolina Intermediate Muni Bond Fund) (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of April 30, 2019, the related statement of operations for the year ended April 30, 2019, the statement of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
30	Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Exempt- interest dividends
100.00%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019	31

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	119	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	119	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	119	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
32	Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	119	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	117	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	188	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
34	Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia South Carolina Intermediate Municipal Bond Fund | Annual Report 2019	37

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Columbia South Carolina Intermediate Municipal Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN231_04_J01_(06/19)

Annual Report
April 30, 2019
Columbia North Carolina Intermediate Municipal Bond Fund
(formerly Columbia AMT-Free North Carolina Intermediate Muni Bond Fund)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia North Carolina Intermediate Municipal Bond Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia North Carolina Intermediate Municipal Bond Fund (the Fund) seeks current income exempt from U.S. federal income tax and North Carolina individual income tax, consistent with moderate fluctuation of principal.
Portfolio management
Paul Fuchs, CFA
Lead Portfolio Manager
Managed Fund since 2016
Anders Myhran, CFA
Portfolio Manager
Managed Fund since May 2019
Deborah Vargo
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended April 30, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/14/92	4.26	1.94	3.09
	Including sales charges		1.17	1.32	2.77
Advisor Class*		03/19/13	4.62	2.20	3.34
Class C	Excluding sales charges	12/16/92	3.58	1.18	2.32
	Including sales charges		2.58	1.18	2.32
Institutional Class		12/11/92	4.52	2.19	3.34
Institutional 3 Class*		03/01/17	4.70	2.25	3.37
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			5.91	3.09	3.99
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products /mutual-funds/appended-performance for more information.
The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2009 — April 30, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia North Carolina Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at April 30, 2019)
AAA rating	18.1
AA rating	45.8
A rating	26.7
BBB rating	6.5
Not rated	2.9
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2019, the Fund’s Class A shares returned 4.26% excluding sales charges, and its Institutional shares returned 4.52%. The Fund’s benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, returned 5.91% for the same time period. North Carolina municipals underperformed the national benchmark, largely as a result of their above-average credit quality.
Market overview
Municipal bonds generated healthy gains in the 12-month reporting period, with the bulk of the rally occurring from November 2018 onward. Municipals performed reasonably well from May through August on the strength of falling U.S. Treasury yields and the combination of strong investor demand and reduced new-issue supply in the tax-exempt market. Conditions became less favorable in September 2018, when U.S. Treasury yields climbed on indications of continued strength in the U.S. economy and fears about inflation pressures that could result from a trade war with China. The negative trend persisted in October, as yields continued to rise on concerns that the U.S. Federal Reserve (Fed) would take a more aggressive approach to raising interest rates in 2019 than investors had been expecting.
Sentiment again shifted abruptly in early November, causing yields to fall sharply through the end of 2018. The fixed-income markets rallied significantly due to signs of slowing global growth, volatility in the higher risk assets, and expectations that the Fed would in fact adopt a more accommodative stance. In addition, various geopolitical factors, including uncertainty surrounding the U.S.-China trade dispute, Brexit negotiations, and the U.S. government shutdown, fueled a “flight to quality” into bonds. Municipals rallied as a result, helping the major national indexes finish 2018 in positive territory.
The rally continued into the New Year, leading to the largest first-quarter gain for the tax-exempt market since 2014. The first quarter of 2019 was also the sixth-best for municipals in the past 30 years. During this time, bonds were well supported by the backdrop of slow global growth and the increasingly accommodative policies of the world’s major central banks. Supply-and-demand factors also remained highly favorable. Municipals rallied further in April, helping them to post a solid gain for the full 12 months.
Longer term bonds outpaced shorter term issues in the period, mirroring trends in the Treasury market, while lower quality bonds strongly outperformed their higher rated counterparts. The “risk-on” environment of January to April led to robust investor demand for higher risk assets, lifting the returns of higher yielding bonds in all fixed-income categories.
Positive returns but relative underperformance for North Carolina municipals
North Carolina’s intermediate municipal market lagged the broader U.S. indexes in the period. The state’s market was of a much higher quality level than the nation as a whole, with more than 45% of its debt rated AAA. This translated to both a smaller contribution from yield and less ability to benefit from the outperformance of lower rated bonds.
Despite this performance shortfall, the state’s economic fundamentals remained robust. North Carolina’s economy experienced strong growth across a broad variety of sectors, and the state maintained a low unemployment rate even as migration from other U.S. states continued to increase the labor force. North Carolina has historically maintained strong financial characteristics, and this trend continued through the completion of its most recent fiscal year. Revenues were well above projections for the current fiscal year, driven primarily by individual income tax payments in April.
Contributors and detractors
Given the outperformance for longer maturity issues, the Fund benefitted from its overweight in bonds with maturities of 17 years and above. At the sector level, longer dated, intermediate-maturity holdings in student and state-sponsored housing projects produced returns meaningfully above the benchmark. Positions in several of the University of North Carolina campuses and other private colleges contributed positively, as well. The Fund’s holdings in the education sector were rated A on average, which helped performance given the stronger returns for bonds further down the quality spectrum.
Positions in pre-refunded bonds detracted from results. The category underperformed due to its higher quality, very short maturities (less than three years) and low yields. We reduced the Fund’s allocation to pre-refunded bonds during the course of the period.
Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
The Fund’s holdings in Mission Health also detracted. The bonds were called out of the portfolio at par after the system being acquired by a “for-profit” entity, meaning that it can no longer have tax-exempt debt outstanding. The bonds were trading well above par prior to the transaction, and their price dropped precipitously after the deal was announced.
Fund positioning
At the close of the period, we were fairly comfortable with the overall interest rate environment due to the combination of muted inflation, the late stage of the economic expansion, and the Fed’s signals that it intends to remain on hold through the end of 2019. In addition, ongoing geopolitical issues, including trade negotiations with China, Brexit uncertainty, and Washington infighting, continue to put downward pressure on interest rates. With this as the backdrop, our strategy remained consistent during the period. We targeted a roughly neutral duration with more emphasis on the longer part of the intermediate yield curve. The Fund’s quality profile continued to favor the lower rated segment of the investment-grade market, with meaningful allocations to hospital, housing, and special property tax issues.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2018 — April 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,043.60	1,020.78	4.10	4.06	0.81
Advisor Class	1,000.00	1,000.00	1,045.00	1,022.02	2.84	2.81	0.56
Class C	1,000.00	1,000.00	1,039.80	1,017.06	7.89	7.80	1.56
Institutional Class	1,000.00	1,000.00	1,045.00	1,022.02	2.84	2.81	0.56
Institutional 3 Class	1,000.00	1,000.00	1,046.30	1,022.41	2.44	2.41	0.48
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019	7

Portfolio of Investments
April 30, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 1.5%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 1.5%
City of Minneapolis/St. Paul Housing & Redevelopment Authority(a),(b)
Revenue Bonds
Allina Health Systems
Series 2009B-2 (JPMorgan Chase Bank)
11/15/2035	2.300%	2,500,000	2,500,000
Total Floating Rate Notes (Cost $2,500,000)			2,500,000

Municipal Bonds 97.2%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 1.6%
City of Charlotte Airport
Revenue Bonds
Series 2017A
07/01/2028	5.000%	500,000	614,400
Raleigh Durham Airport Authority
Refunding Revenue Bonds
Series 2010A
05/01/2023	5.000%	2,000,000	2,068,220
Total			2,682,620
Higher Education 9.7%
Appalachian State University
Refunding Revenue Bonds
Series 2016A
10/01/2026	5.000%	325,000	390,468
Series 2016B
10/01/2020	5.000%	1,380,000	1,444,915
Revenue Bonds
Series 2018
05/01/2035	5.000%	1,095,000	1,290,140
East Carolina University
Revenue Bonds
General
Series 2014A
10/01/2031	5.000%	1,900,000	2,134,992
North Carolina Agricultural & Technical State University
Refunding Revenue Bonds
General Purpose
Series 2015A
10/01/2032	5.000%	2,000,000	2,321,220
North Carolina Capital Facilities Finance Agency
Revenue Bonds
Wake Forest University
Series 2018
01/01/2034	5.000%	400,000	482,756
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Carolina Central University
Refunding Revenue Bonds
Series 2016
10/01/2029	4.000%	625,000	686,150
Revenue Bonds
Series 2019
04/01/2036	5.000%	500,000	595,560
04/01/2038	5.000%	500,000	591,890
North Carolina State University at Raleigh
Refunding Revenue Bonds
General
Series 2018
10/01/2027	5.000%	300,000	374,142
10/01/2028	5.000%	250,000	317,380
University of North Carolina at Charlotte (The)
Revenue Bonds
Board of Governors
Series 2017
10/01/2029	5.000%	500,000	609,885
Series 2014
04/01/2030	5.000%	1,000,000	1,128,780
University of North Carolina at Greensboro
Refunding Revenue Bonds
Series 2016
04/01/2029	5.000%	390,000	466,120
04/01/2030	5.000%	250,000	297,680
Revenue Bonds
General
Series 2014
04/01/2032	5.000%	2,000,000	2,275,540
Western Carolina University
Revenue Bonds
General
Series 2018
10/01/2033	5.000%	250,000	301,758
10/01/2034	5.000%	575,000	691,357
Total			16,400,733
Hospital 11.1%
County of New Hanover
Refunding Revenue Bonds
New Hanover Regional Medical Center
Series 2017
10/01/2030	5.000%	1,200,000	1,436,112
North Carolina Medical Care Commission
Refunding Revenue Bonds
Novant Health Obligation Group
Series 2013
11/01/2024	5.000%	530,000	589,201
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Southeastern Regional Medical Center
Series 2012
06/01/2026	5.000%	1,000,000	1,088,780
Vidant Health
Series 2012A
06/01/2025	5.000%	1,500,000	1,641,180
06/01/2036	5.000%	1,445,000	1,551,757
Series 2015
06/01/2030	5.000%	1,000,000	1,154,750
WakeMed
Series 2012A
10/01/2031	5.000%	2,000,000	2,181,380
Revenue Bonds
Duke University Health System
Series 2012A
06/01/2032	5.000%	3,635,000	3,974,836
Moses Cone Health System
Series 2011
10/01/2020	5.000%	3,215,000	3,366,233
Rex Hospital, Inc.
Series 2015A
07/01/2032	5.000%	1,000,000	1,141,700
Wake Forest Baptist Obligation Group
Series 2019
12/01/2033	5.000%	595,000	708,014
Total			18,833,943
Joint Power Authority 3.5%
North Carolina Municipal Power Agency No. 1
Refunding Revenue Bonds
Series 2015A
01/01/2026	5.000%	1,500,000	1,797,915
01/01/2031	5.000%	2,000,000	2,339,300
Series 2016A
01/01/2028	5.000%	1,500,000	1,797,570
Total			5,934,785
Local Appropriation 20.2%
City of Durham
Revenue Bonds
Series 2018
04/01/2034	4.000%	1,000,000	1,105,030
City of Kannapolis
Revenue Bonds
Series 2014
04/01/2031	5.000%	1,365,000	1,531,994
City of Monroe
Refunding Revenue Bonds
Series 2016
03/01/2035	5.000%	1,000,000	1,155,090
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Wilmington
Refunding Revenue Bonds
Series 2014A
06/01/2028	5.000%	500,000	574,105
City of Winston-Salem
Refunding Revenue Bonds
Series 2014C
06/01/2029	5.000%	750,000	859,200
County of Brunswick
Revenue Bonds
Series 2015A
06/01/2028	5.000%	250,000	293,878
06/01/2029	5.000%	250,000	292,870
County of Buncombe
Revenue Bonds
Series 2012
06/01/2028	5.000%	500,000	547,215
06/01/2029	5.000%	1,000,000	1,094,750
Series 2014A
06/01/2032	5.000%	1,635,000	1,865,421
County of Catawba
Revenue Bonds
Series 2011
10/01/2022	5.000%	400,000	430,424
Series 2018
12/01/2036	4.000%	1,940,000	2,133,806
County of Cumberland
Refunding Certificate of Participation
Improvement Projects
Series 2009-B1
12/01/2021	5.000%	2,775,000	2,827,808
County of Dare
Refunding Revenue Bonds
Series 2016A
06/01/2031	4.000%	225,000	248,816
County of Gaston
Revenue Bonds
Series 2019A
04/01/2034	5.000%	250,000	307,585
04/01/2035	5.000%	300,000	367,635
County of Johnston
Revenue Bonds
Series 2014
06/01/2028	5.000%	1,000,000	1,147,510
County of Lee
Revenue Bonds
Series 2018
05/01/2036	4.000%	500,000	545,995

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Martin
Refunding Revenue Bonds
Water & Sewer District
Series 2014
06/01/2030	4.000%	730,000	780,333
County of Onslow
Revenue Bonds
Series 2015
06/01/2027	4.000%	405,000	449,906
Series 2016
10/01/2028	5.000%	1,000,000	1,214,580
County of Pender
Revenue Bonds
Series 2015
04/01/2027	5.000%	1,165,000	1,355,734
04/01/2028	5.000%	1,290,000	1,495,755
County of Randolph
Refunding Revenue Bonds
Series 2013C
10/01/2026	5.000%	1,500,000	1,813,305
County of Sampson
Refunding Revenue Bonds
Series 2017
09/01/2035	4.000%	1,000,000	1,083,540
County of Surry(c)
Revenue Bonds
Series 2019
06/01/2032	5.000%	275,000	340,142
06/01/2033	5.000%	350,000	431,032
County of Union
Refunding Revenue Bonds
Series 2012
12/01/2024	5.000%	1,715,000	2,009,380
County of Wake
Refunding Revenue Bonds
Series 2018A
08/01/2036	4.000%	2,000,000	2,196,520
County of Wilkes
Refunding Revenue Bonds
Series 2015
06/01/2027	5.000%	500,000	582,315
06/01/2029	5.000%	500,000	579,840
Durham Capital Financing Corp.
Revenue Bonds
Series 2018
10/01/2035	4.000%	1,500,000	1,654,710
Orange County Public Facilities Co.
Unrefunded Revenue Bonds
Series 2012
10/01/2024	5.000%	835,000	927,986
Total			34,244,210
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local General Obligation 7.7%
City of Winston-Salem
Unlimited General Obligation Bonds
Series 2016B
06/01/2023	5.000%	1,000,000	1,133,590
County of Durham
Unlimited General Obligation Bonds
Series 2019
06/01/2032	5.000%	620,000	778,900
County of Forsyth
Unlimited General Obligation Bonds
Public Improvement
Series 2019B
03/01/2026	5.000%	1,000,000	1,212,890
County of Guilford
Unlimited General Obligation Bonds
Public Improvement
Series 2017B
05/01/2026	5.000%	1,000,000	1,217,380
County of Henderson
Revenue Bonds
Series 2015
10/01/2030	5.000%	500,000	585,825
County of Mecklenburg
Unlimited General Obligation Public Improvement Bonds
Series 2016B
12/01/2027	5.000%	1,180,000	1,451,353
County of Moore
Unlimited General Obligation Refunding Bonds
Series 2016
06/01/2028	5.000%	1,000,000	1,261,500
County of Pitt
Refunding Revenue Bonds
Series 2017
04/01/2022	5.000%	750,000	821,377
04/01/2024	5.000%	410,000	473,333
County of Wake
Unlimited General Obligation Public Improvement Bonds
Series 2019A
03/01/2033	5.000%	1,500,000	1,872,525
Unlimited General Obligation Refunding Bonds
Series 2010C
03/01/2022	5.000%	2,000,000	2,187,960
Total			12,996,633
Multi-Family 4.7%
North Carolina Capital Facilities Finance Agency
Refunding Revenue Bonds
North Carolina A&T University Foundation Project
Series 2015A
06/01/2028	5.000%	1,000,000	1,146,800

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
The Arc of North Carolina
Series 2017
10/01/2034	5.000%	1,500,000	1,701,540
University of North Carolina at Wilmington
Refunding Revenue Bonds
Series 2015
06/01/2029	5.000%	2,000,000	2,321,840
Western Carolina University
Limited General Obligation Refunding Revenue Bonds
Student Housing
Series 2016 (AGM)
06/01/2027	5.000%	500,000	595,625
06/01/2028	5.000%	1,000,000	1,185,010
06/01/2029	5.000%	800,000	945,456
Total			7,896,271
Municipal Power 1.7%
City of Concord Utilities Systems
Refunding Revenue Bonds
Series 2009B
12/01/2019	5.000%	1,500,000	1,529,595
City of Fayetteville Public Works Commission
Revenue Bonds
Series 2014
03/01/2027	4.000%	1,250,000	1,366,000
Total			2,895,595
Ports 1.2%
North Carolina State Ports Authority
Revenue Bonds
Senior Lien
Series 2010B
02/01/2025	5.000%	2,000,000	2,049,620
Refunded / Escrowed 8.7%
City of Raleigh Combined Enterprise System
Prerefunded 03/01/21 Revenue Bonds
Series 2011
03/01/2027	5.000%	800,000	849,456
City of Winston-Salem Water & Sewer System
Prerefunded 06/01/19 Revenue Bonds
Series 2009
06/01/2023	5.000%	1,000,000	1,002,740
County of Harnett
Prerefunded 06/01/19 Certificate of Participation
Series 2009
06/01/2022	5.000%	1,880,000	1,885,076
County of Moore
Prerefunded 06/01/20 Revenue Bonds
Series 2010
06/01/2024	5.000%	1,635,000	1,695,004
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Wake
Prerefunded 10/01/26 Revenue Bonds
Series 1993 Escrowed to Maturity (NPFGC)
10/01/2026	5.125%	1,885,000	2,119,117
Jacksonville Public Facilities Corp.
Prerefunded 04/01/22 Limited Obligation Revenue Bonds
Series 2012
04/01/2026	5.000%	1,075,000	1,177,351
North Carolina Eastern Municipal Power Agency
Prerefunded 01/01/22 Revenue Bonds
Series 1988A
01/01/2026	6.000%	1,000,000	1,115,110
Refunding Revenue Bonds
Series 1993B Escrowed to Maturity (NPFGC / IBC)
01/01/2022	6.000%	3,000,000	3,336,990
Series 1993B Escrowed to Maturity (NPFGC)
01/01/2022	6.000%	1,000,000	1,113,720
Orange County Public Facilities Co.
Prerefunded 10/01/22 Revenue Bonds
Series 2012
10/01/2024	5.000%	490,000	543,577
Total			14,838,141
Retirement Communities 4.0%
North Carolina Medical Care Commission
Refunding Revenue Bonds
1st Mortgage-United Church
Series 2015A
09/01/2030	4.500%	1,000,000	1,032,410
1st Mortgage-United Methodist
Series 2013A
10/01/2033	5.000%	1,595,000	1,706,475
Pennybyrn at Maryfield
Series 2015
10/01/2025	5.000%	750,000	841,095
Southminster, Inc.
Series 2016
10/01/2025	5.000%	1,260,000	1,392,073
United Methodist Retirement
Series 2016
10/01/2030	5.000%	700,000	789,306
Revenue Bonds
The Pines at Davidson Project
01/01/2038	5.000%	1,000,000	1,109,140
Total			6,870,499
Sales Tax 0.7%
City of Rocky Mount
Revenue Bonds
Series 2016
05/01/2028	5.000%	1,000,000	1,189,940

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019	11

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Single Family 1.7%
North Carolina Housing Finance Agency
Revenue Bonds
Series 2017-38B
07/01/2037	3.850%	2,000,000	2,077,960
Series 2019-41 (GNMA)
GINNIE MAE
07/01/2034	3.100%	750,000	751,875
Total			2,829,835
State Appropriated 1.4%
State of North Carolina
Refunding Revenue Bonds
Series 2014B
06/01/2025	5.000%	2,000,000	2,375,740
State General Obligation 0.7%
State of North Carolina
Unlimited General Obligation Refunding Bonds
Series 2016A
06/01/2026	5.000%	1,000,000	1,218,660
Transportation 0.6%
State of North Carolina
Revenue Bonds
Vehicle - GARVEE
Series 2015
03/01/2027	5.000%	900,000	1,049,715
Turnpike / Bridge / Toll Road 2.8%
North Carolina Turnpike Authority
Refunding Revenue Bonds
Senior Lien
Series 2017
01/01/2030	5.000%	1,700,000	1,963,143
01/01/2032	5.000%	1,450,000	1,658,191
Series 2017 (AGM)
01/01/2031	5.000%	750,000	879,187
North Carolina Turnpike Authority(d)
Revenue Bonds
Series 2017C
07/01/2031	0.000%	500,000	310,090
Total			4,810,611
Water & Sewer 15.2%
City of Charlotte Water & Sewer System
Refunding Revenue Bonds
Series 2015
07/01/2024	5.000%	1,010,000	1,178,114
Series 2018
07/01/2035	4.000%	2,000,000	2,216,980
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Series 2009B
07/01/2025	5.000%	5,835,000	6,061,106
City of Gastonia Combined Utilities System
Revenue Bonds
Series 2015
05/01/2029	5.000%	265,000	311,296
05/01/2030	5.000%	660,000	770,682
City of Greensboro Combined Water & Sewer System
Refunding Revenue Bonds
Series 2006
06/01/2022	5.250%	1,200,000	1,331,412
06/01/2023	5.250%	2,000,000	2,286,000
City of Jacksonville Enterprise System
Refunding Revenue Bonds
Series 2016
05/01/2028	5.250%	250,000	316,128
City of Raleigh Combined Enterprise System
Refunding Revenue Bonds
Series 2015B
12/01/2025	5.000%	1,200,000	1,449,000
City of Thomasville Combined Enterprise System
Refunding Revenue Bonds
Series 2012
05/01/2026	4.000%	860,000	907,670
City of Winston-Salem Water & Sewer System
Refunding Revenue Bonds
Series 2016A
06/01/2024	5.000%	1,300,000	1,512,511
06/01/2033	4.000%	2,165,000	2,380,374
Revenue Bonds
Series 2017
06/01/2031	4.000%	400,000	448,084
County of Brunswick Enterprise Systems
Refunding Revenue Bonds
Series 2015
04/01/2027	5.000%	1,500,000	1,763,415
County of Dare Utilities System
Refunding Revenue Bonds
Series 2017
02/01/2032	4.000%	300,000	333,270
County of Union Enterprise System
Revenue Bonds
Series 2015
06/01/2029	5.000%	500,000	598,475
Onslow Water & Sewer Authority
Refunding Revenue Bonds
Series 2016
12/01/2031	4.000%	820,000	904,296

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Town of Fuquay-Varina Combined Utilities System
Revenue Bonds
Series 2016
04/01/2030	5.000%	335,000	398,891
04/01/2031	5.000%	450,000	531,792
Total			25,699,496
Total Municipal Bonds (Cost $158,987,075)			164,817,047

Money Market Funds 0.6%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 1.981%(e)	1,002,934	1,002,934
Total Money Market Funds (Cost $1,002,934)		1,002,934
Total Investments in Securities (Cost: $162,490,009)		168,319,981
Other Assets & Liabilities, Net		1,196,957
Net Assets		169,516,938
Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of April 30, 2019.
(c)	Represents a security purchased on a when-issued basis.
(d)	Zero coupon bond.
(e)	The rate shown is the seven-day current annualized yield at April 30, 2019.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
GNMA	Government National Mortgage Association
IBC	Insurance Bond Certificate
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019	13

Portfolio of Investments  (continued)
April 30, 2019
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	2,500,000	—	2,500,000
Municipal Bonds	—	164,817,047	—	164,817,047
Money Market Funds	1,002,934	—	—	1,002,934
Total Investments in Securities	1,002,934	167,317,047	—	168,319,981
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019

Statement of Assets and Liabilities
April 30, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $162,490,009)	$168,319,981
Cash	615,134
Receivable for:
Capital shares sold	144,638
Interest	1,976,805
Expense reimbursement due from Investment Manager	240
Prepaid expenses	610
Total assets	171,057,408
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	765,453
Capital shares purchased	268,265
Distributions to shareholders	350,678
Management services fees	2,184
Distribution and/or service fees	225
Transfer agent fees	4,098
Compensation of board members	109,867
Other expenses	39,700
Total liabilities	1,540,470
Net assets applicable to outstanding capital stock	$169,516,938
Represented by
Paid in capital	164,137,489
Total distributable earnings (loss) (Note 2)	5,379,449
Total - representing net assets applicable to outstanding capital stock	$169,516,938
Class A
Net assets	$16,468,592
Shares outstanding	1,593,507
Net asset value per share	$10.33
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.65
Advisor Class
Net assets	$5,504,785
Shares outstanding	533,374
Net asset value per share	$10.32
Class C
Net assets	$4,096,055
Shares outstanding	396,446
Net asset value per share	$10.33
Institutional Class
Net assets	$22,896,700
Shares outstanding	2,217,742
Net asset value per share	$10.32
Institutional 3 Class
Net assets	$120,550,806
Shares outstanding	11,640,938
Net asset value per share	$10.36
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019	15

Statement of Operations
Year Ended April 30, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$43,512
Interest	5,100,138
Total income	5,143,650
Expenses:
Management services fees	772,484
Distribution and/or service fees
Class A	41,608
Class C	44,787
Transfer agent fees
Class A	15,369
Advisor Class	4,646
Class C	4,132
Institutional Class	20,567
Institutional 3 Class	8,511
Compensation of board members	15,939
Custodian fees	2,054
Printing and postage fees	10,831
Registration fees	8,906
Audit fees	33,900
Legal fees	8,303
Line of credit interest	75
Compensation of chief compliance officer	34
Other	10,701
Total expenses	1,002,847
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(87,803)
Total net expenses	915,044
Net investment income	4,228,606
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(664,012)
Net realized loss	(664,012)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	3,650,732
Net change in unrealized appreciation (depreciation)	3,650,732
Net realized and unrealized gain	2,986,720
Net increase in net assets resulting from operations	$7,215,326
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended April 30, 2019	Year Ended April 30, 2018
Operations
Net investment income	$4,228,606	$4,512,516
Net realized gain (loss)	(664,012)	317,651
Net change in unrealized appreciation (depreciation)	3,650,732	(3,422,166)
Net increase in net assets resulting from operations	7,215,326	1,408,001
Distributions to shareholders
Net investment income and net realized gains
Class A	(386,015)
Advisor Class	(129,125)
Class C	(70,245)
Institutional Class	(571,853)
Institutional 3 Class	(3,071,183)
Net investment income
Class A		(434,002)
Advisor Class		(87,808)
Class B		(43)
Class C		(89,726)
Institutional Class		(1,704,355)
Institutional 3 Class		(2,169,888)
Total distributions to shareholders (Note 2)	(4,228,421)	(4,485,822)
Decrease in net assets from capital stock activity	(2,156,711)	(13,745,957)
Total increase (decrease) in net assets	830,194	(16,823,778)
Net assets at beginning of year	168,686,744	185,510,522
Net assets at end of year	$169,516,938	$168,686,744
Undistributed net investment income	$736,653	$737,022
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2019		April 30, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	169,543	1,722,915	312,821	3,253,670
Distributions reinvested	29,827	303,721	31,969	330,562
Redemptions	(385,171)	(3,908,966)	(331,461)	(3,440,215)
Net increase (decrease)	(185,801)	(1,882,330)	13,329	144,017
Advisor Class
Subscriptions	114,600	1,168,726	393,222	4,073,654
Distributions reinvested	12,673	128,868	8,502	87,554
Redemptions	(47,243)	(480,310)	(165,042)	(1,698,820)
Net increase	80,030	817,284	236,682	2,462,388
Class B
Redemptions	—	—	(951)	(10,034)
Net decrease	—	—	(951)	(10,034)
Class C
Subscriptions	45,784	466,230	60,057	619,419
Distributions reinvested	6,105	62,119	7,823	80,884
Redemptions	(182,233)	(1,848,463)	(187,979)	(1,951,783)
Net decrease	(130,344)	(1,320,114)	(120,099)	(1,251,480)
Institutional Class
Subscriptions	565,144	5,744,822	982,194	10,197,292
Distributions reinvested	47,597	484,185	58,965	609,718
Redemptions	(664,773)	(6,742,706)	(14,109,130)	(147,200,886)
Net decrease	(52,032)	(513,699)	(13,067,971)	(136,393,876)
Institutional 3 Class
Subscriptions	4,940,478	50,489,350	14,062,000	146,913,622
Distributions reinvested	9,489	96,796	6,574	67,724
Redemptions	(4,901,368)	(49,843,998)	(2,477,208)	(25,678,318)
Net increase	48,599	742,148	11,591,366	121,303,028
Total net decrease	(239,548)	(2,156,711)	(1,347,644)	(13,745,957)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019

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Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 4/30/2019	$10.14	0.24	0.19	0.43	(0.24)	(0.24)
Year Ended 4/30/2018	$10.33	0.24	(0.19)	0.05	(0.24)	(0.24)
Year Ended 4/30/2017	$10.70	0.25	(0.37)	(0.12)	(0.25)	(0.25)
Year Ended 4/30/2016	$10.58	0.27	0.12	0.39	(0.27)	(0.27)
Year Ended 4/30/2015	$10.61	0.28	(0.03)	0.25	(0.28)	(0.28)
Advisor Class
Year Ended 4/30/2019	$10.12	0.26	0.20	0.46	(0.26)	(0.26)
Year Ended 4/30/2018	$10.32	0.27	(0.20)	0.07	(0.27)	(0.27)
Year Ended 4/30/2017	$10.69	0.28	(0.37)	(0.09)	(0.28)	(0.28)
Year Ended 4/30/2016	$10.57	0.30	0.12	0.42	(0.30)	(0.30)
Year Ended 4/30/2015	$10.60	0.31	(0.03)	0.28	(0.31)	(0.31)
Class C
Year Ended 4/30/2019	$10.13	0.16	0.20	0.36	(0.16)	(0.16)
Year Ended 4/30/2018	$10.33	0.16	(0.20)	(0.04)	(0.16)	(0.16)
Year Ended 4/30/2017	$10.70	0.17	(0.37)	(0.20)	(0.17)	(0.17)
Year Ended 4/30/2016	$10.58	0.19	0.12	0.31	(0.19)	(0.19)
Year Ended 4/30/2015	$10.61	0.20	(0.03)	0.17	(0.20)	(0.20)
Institutional Class
Year Ended 4/30/2019	$10.13	0.26	0.19	0.45	(0.26)	(0.26)
Year Ended 4/30/2018	$10.32	0.27	(0.19)	0.08	(0.27)	(0.27)
Year Ended 4/30/2017	$10.69	0.28	(0.37)	(0.09)	(0.28)	(0.28)
Year Ended 4/30/2016	$10.57	0.30	0.12	0.42	(0.30)	(0.30)
Year Ended 4/30/2015	$10.60	0.31	(0.03)	0.28	(0.31)	(0.31)
Institutional 3 Class
Year Ended 4/30/2019	$10.16	0.27	0.20	0.47	(0.27)	(0.27)
Year Ended 4/30/2018	$10.35	0.28	(0.19)	0.09	(0.28)	(0.28)
Year Ended 4/30/2017(d)	$10.28	0.05	0.07 (e)	0.12	(0.05)	(0.05)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2019	$10.33	4.26%	0.87% (c)	0.81% (c)	2.32%	23%	$16,469
Year Ended 4/30/2018	$10.14	0.48%	0.88%	0.81%	2.33%	10%	$18,035
Year Ended 4/30/2017	$10.33	(1.11%)	0.96%	0.81%	2.39%	12%	$18,246
Year Ended 4/30/2016	$10.70	3.77%	0.97%	0.81%	2.57%	11%	$27,616
Year Ended 4/30/2015	$10.58	2.41%	0.98%	0.81%	2.67%	6%	$24,948
Advisor Class
Year Ended 4/30/2019	$10.32	4.62%	0.62% (c)	0.56% (c)	2.57%	23%	$5,505
Year Ended 4/30/2018	$10.12	0.63%	0.63%	0.56%	2.57%	10%	$4,589
Year Ended 4/30/2017	$10.32	(0.86%)	0.71%	0.56%	2.64%	12%	$2,236
Year Ended 4/30/2016	$10.69	4.03%	0.72%	0.56%	2.83%	11%	$3,458
Year Ended 4/30/2015	$10.57	2.67%	0.74%	0.56%	2.92%	6%	$3,675
Class C
Year Ended 4/30/2019	$10.33	3.58%	1.62% (c)	1.56% (c)	1.57%	23%	$4,096
Year Ended 4/30/2018	$10.13	(0.38%)	1.63%	1.56%	1.58%	10%	$5,338
Year Ended 4/30/2017	$10.33	(1.85%)	1.71%	1.56%	1.65%	12%	$6,682
Year Ended 4/30/2016	$10.70	3.00%	1.73%	1.56%	1.82%	11%	$8,023
Year Ended 4/30/2015	$10.58	1.65%	1.73%	1.56%	1.92%	6%	$7,227
Institutional Class
Year Ended 4/30/2019	$10.32	4.52%	0.62% (c)	0.56% (c)	2.57%	23%	$22,897
Year Ended 4/30/2018	$10.13	0.72%	0.65%	0.56%	2.55%	10%	$22,984
Year Ended 4/30/2017	$10.32	(0.86%)	0.71%	0.56%	2.65%	12%	$158,327
Year Ended 4/30/2016	$10.69	4.03%	0.73%	0.56%	2.82%	11%	$191,661
Year Ended 4/30/2015	$10.57	2.67%	0.73%	0.56%	2.92%	6%	$149,878
Institutional 3 Class
Year Ended 4/30/2019	$10.36	4.70%	0.53% (c)	0.48% (c)	2.65%	23%	$120,551
Year Ended 4/30/2018	$10.16	0.83%	0.54%	0.48%	2.68%	10%	$117,741
Year Ended 4/30/2017(d)	$10.35	1.15%	0.55% (f)	0.42% (f)	2.87% (f)	12%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019	21

Notes to Financial Statements
April 30, 2019
Note 1. Organization
Columbia North Carolina Intermediate Municipal Bond Fund (formerly known as Columbia AMT-Free North Carolina Intermediate Muni Bond Fund) (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Effective May 14, 2019, Columbia AMT-Free North Carolina Intermediate Muni Bond Fund was renamed Columbia North Carolina Intermediate Municipal Bond Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or
22	Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
April 30, 2019
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
24	Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2019 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares.
For the year ended April 30, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 3 Class	0.01
Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
April 30, 2019
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2019, if any, are listed below:
Amount ($)
Class A	1,620
Class C	1,438
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2018 through August 31, 2019	Prior to September 1, 2018
Class A	0.81%	0.81%
Advisor Class	0.56	0.56
Class C	1.56	1.56
Institutional Class	0.56	0.56
Institutional 3 Class	0.48	0.49
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
26	Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2019, these differences were primarily due to differing treatment for capital loss carryforwards, trustees’ deferred compensation, distributions and principal and/or interest from fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(554)	554	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2019				Year Ended April 30, 2018
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
22	4,228,399	—	4,228,421	2	4,485,820	—	4,485,822
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	1,171,096	—	(1,187,176)	5,855,170
At April 30, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
162,464,811	5,884,241	(29,071)	5,855,170
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended April 30, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
528,605	658,571	1,187,176	—	—
Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019	27

Notes to Financial Statements  (continued)
April 30, 2019
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $40,926,945 and $37,355,521, respectively, for the year ended April 30, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended April 30, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
For the year ended April 30, 2019, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
400,000	3.39	2
Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at April 30, 2019.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
28	Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At April 30, 2019, two unaffiliated shareholders of record owned 84.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to
Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019	29

Notes to Financial Statements  (continued)
April 30, 2019
perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia North Carolina Intermediate Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia North Carolina Intermediate Municipal Bond Fund (formerly known as Columbia AMT-Free North Carolina Intermediate Muni Bond Fund) (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of April 30, 2019, the related statement of operations for the year ended April 30, 2019, the statement of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019	31

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Exempt- interest dividends
100.00%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
32	Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	119	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	119	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	119	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019	33

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	119	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
34	Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	117	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	188	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019	35

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019	37

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
38	Columbia North Carolina Intermediate Municipal Bond Fund | Annual Report 2019

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia North Carolina Intermediate Municipal Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN206_04_J01_(06/19)

Annual Report
April 30, 2019
Columbia Maryland Intermediate Municipal Bond Fund
(formerly Columbia AMT-Free Maryland Intermediate Muni Bond Fund)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Maryland Intermediate Municipal Bond Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Maryland Intermediate Municipal Bond Fund (the Fund) seeks current income exempt from U.S. federal income tax and Maryland individual income tax, consistent with moderate fluctuation of principal.
Portfolio management
Paul Fuchs, CFA
Lead Portfolio Manager
Managed Fund since 2016
Anders Myhran, CFA
Portfolio Manager
Managed Fund since May 2019
Deborah Vargo
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended April 30, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/01/90	4.42	2.28	3.20
	Including sales charges		1.29	1.67	2.88
Advisor Class*		03/19/13	4.68	2.54	3.35
Class C	Excluding sales charges	06/17/92	3.64	1.52	2.43
	Including sales charges		2.64	1.52	2.43
Institutional Class		09/01/90	4.58	2.52	3.45
Institutional 3 Class*		03/01/17	4.78	2.44	3.28
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			5.91	3.09	3.99
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products /mutual-funds/appended-performance for more information.
The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2009 — April 30, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Maryland Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at April 30, 2019)
AAA rating	9.0
AA rating	33.9
A rating	34.5
BBB rating	19.8
BB rating	1.7
Not rated	1.1
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2019, the Fund’s Class A shares returned 4.42% excluding sales charges, and its Institutional shares returned 4.58%. The Fund’s benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, returned 5.91% for the same time period. Maryland municipals underperformed the national benchmark, largely as a result of their above-average credit quality.
Market overview
Municipal bonds generated healthy gains in the 12-month reporting period, with the bulk of the rally occurring from November 2018 onward. Municipals performed reasonably well from May through August on the strength of falling U.S. Treasury yields and the combination of strong investor demand and reduced new-issue supply in the tax-exempt market. Conditions became less favorable in September 2018, when U.S. Treasury yields climbed on indications of continued strength in the U.S. economy and fears about inflation pressures that could result from a trade war with China. The negative trend persisted in October, as yields continued to rise on concerns that the U.S. Federal Reserve (Fed) would take a more aggressive approach to raising interest rates in 2019 than investors had been expecting.
Sentiment again shifted abruptly in early November, causing yields to fall sharply through the end of 2018. The fixed-income markets rallied significantly due to signs of slowing global growth, volatility in the higher-risk assets, and expectations that the Fed would in fact adopt a more accommodative stance. In addition, various geopolitical factors, including uncertainty surrounding the U.S.-China trade dispute, Brexit negotiations, and the U.S. government shutdown, fueled a “flight to quality” into bonds. Municipals rallied as a result, helping the major national indexes finish 2018 in positive territory.
The rally continued into the New Year, leading to the largest first-quarter gain for the tax-exempt market since 2014. The first quarter of 2019 was also the sixth-best for municipals in the past 30 years. During this time, bonds were well supported by the backdrop of slow global growth and the increasingly accommodative policies of the world’s major central banks. Supply-and-demand factors also remained highly favorable. Municipals rallied further in April, helping them to post a solid gain for the full 12 months.
Longer term bonds outpaced shorter term issues in the period, mirroring trends in the Treasury market, while lower quality bonds strongly outperformed their higher rated counterparts. The “risk-on” environment of January to April led to robust investor demand for higher risk assets, lifting the returns of higher yielding bonds in all fixed-income categories.
Maryland continued to experience slow growth
Maryland’s intermediate municipal market lagged the broader U.S. indexes in the period. Maryland’s market was of a much higher quality level than the nation as a whole, with a weighting in AAA bonds that is four times the national benchmark. This translated to both a smaller contribution from yield and less ability to benefit from the outperformance of lower rated bonds.
Despite this performance shortfall, the state’s economic fundamentals remained robust. Maryland has a highly educated workforce with incomes above the U.S. average. Most of the state’s general revenues were generated from individual income taxes, and the state’s financial position was adequate at the end of the 2018 fiscal year. Although estimated revenue for the 2019 fiscal year was revised downward in March, it is still projected to grow by 3.2% over the previous year. On the negative side, Maryland’s debt and pension liabilities were above-average compared to other states. The state’s concentration in non-defense federal employment, while historically acting as a stabilizing factor, has led to economic volatility more recently.
Contributors and detractors
The Fund benefitted from its position in the bonds of the Metropolitan Area Transportation Authority. We added to the portfolio’s weighting in this issuer in late November, just as the market began the rally that would continue through the end of the period. Maryland general obligations with 4% coupons were another top performer as lower coupon, higher duration bonds outperformed. (Duration is a measure of interest-rate sensitivity.)
The Fund’s positioning with respect to duration detracted from results. Portfolio duration drifted lower during the course of the period, which hurt performance in the strong rally of the second half of the period. Opportunities to buy longer dated intermediate issues were limited, but we continued to look for investment candidates in this area.
Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Fund positioning
At the close of the period, we were fairly comfortable with the overall interest rate environment due to the combination of muted inflation, the late stage of the economic expansion, and the Fed’s signals that it intends to remain on hold through the end of 2019. In addition, ongoing geopolitical issues, including trade negotiations with China, Brexit uncertainty, and Washington infighting, continue to put downward pressure on interest rates. With this as the backdrop, our strategy remained consistent during the period. We targeted a roughly neutral duration with more emphasis on the longer part of the intermediate yield curve. The average maturity of the bonds we added to the portfolio was about 18 years, while the average maturity of those we sold was approximately seven years. The goal of this shift was to reduce the potential effects of having a duration below that of the benchmark. The Fund’s quality profile continued to favor the lower rated segment of the investment-grade market, with meaningful allocations to hospital, housing, and special property tax issues.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2018 — April 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,042.60	1,020.83	4.05	4.01	0.80
Advisor Class	1,000.00	1,000.00	1,043.90	1,022.07	2.79	2.76	0.55
Class C	1,000.00	1,000.00	1,038.70	1,017.11	7.84	7.75	1.55
Institutional Class	1,000.00	1,000.00	1,043.90	1,022.07	2.79	2.76	0.55
Institutional 3 Class	1,000.00	1,000.00	1,044.30	1,022.56	2.28	2.26	0.45
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019	7

Portfolio of Investments
April 30, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Municipal Bonds 98.2%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Disposal 2.2%
Maryland Environmental Service
Revenue Bonds
Mid Shore II Regional Landfill
Series 2011
11/01/2024	5.000%	1,030,000	1,080,326
Higher Education 3.7%
Maryland Health & Higher Educational Facilities Authority
Revenue Bonds
Maryland Institute College of Art
Series 2012
06/01/2029	5.000%	1,000,000	1,084,140
Montgomery County Authority
Refunding Revenue Bonds
Series 2014
05/01/2027	5.000%	500,000	569,560
Morgan State University
Refunding Revenue Bonds
Series 2012
07/01/2030	5.000%	150,000	163,083
Total			1,816,783
Hospital 26.4%
Maryland Health & Higher Educational Facilities Authority
Refunding Revenue Bonds
Anne Arundel Health System
Series 2014
07/01/2029	5.000%	750,000	848,985
MedStar Health, Inc.
Series 2015
08/15/2033	5.000%	500,000	563,975
Mercy Medical Center
Series 2016A
07/01/2032	5.000%	600,000	682,998
Meritus Medical Center Issue
Series 2015
07/01/2027	5.000%	1,000,000	1,149,640
Peninsula Regional Medical Center
Series 2015
07/01/2034	5.000%	1,000,000	1,113,410
Series 2017B
07/01/2031	5.000%	1,000,000	1,180,200
University of Maryland Medical System
Series 2015
07/01/2028	5.000%	500,000	582,650
Western Maryland Health System
Series 2014
07/01/2034	5.250%	1,500,000	1,666,485
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Carroll Hospital
Series 2012A
07/01/2026	5.000%	1,210,000	1,322,917
07/01/2027	5.000%	1,000,000	1,090,750
Johns Hopkins Health System
Series 2012
07/01/2028	5.000%	1,000,000	1,101,090
Johns Hopkins Health System
Series 2013C
05/15/2033	5.000%	1,500,000	1,689,600
Total			12,992,700
Investor Owned 2.1%
Maryland Economic Development Corp.
Refunding Revenue Bonds
Potomac
Series 2009
09/01/2022	6.200%	1,000,000	1,018,980
Local Appropriation 3.1%
County of Prince George’s
Certificate of Participation
University of Maryland Capital Region Health
Series 2018
10/01/2035	5.000%	750,000	905,775
Howard County Housing Commission
Revenue Bonds
Roger Carter Recreation Center Project
Series 2011
06/01/2026	5.000%	585,000	621,762
Total			1,527,537
Local General Obligation 8.6%
City of Baltimore
Unlimited General Obligation Bonds
Series 2017A
10/15/2033	5.000%	750,000	903,645
County of Anne Arundel
Limited General Obligation Bonds
Consolidated General Improvements
Series 2019
10/01/2036	5.000%	500,000	621,485
County of Frederick
Unlimited General Obligation Refunding Bonds
Public Facilities
Series 2006
11/01/2021	5.250%	2,500,000	2,723,300
Total			4,248,430
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Multi-Family 10.7%
Howard County Housing Commission
Revenue Bonds
General Capital Improvement Program
Series 2015
06/01/2032	4.000%	750,000	789,802
Woodfield Oxford Square Apartments
Series 2017
12/01/2029	5.000%	555,000	663,053
Maryland Economic Development Corp.
Refunding Revenue Bonds
University of Maryland Baltimore County Student Housing
Series 2016 (AGM)
07/01/2030	5.000%	725,000	855,087
University of Maryland College Park Student Housing
Series 2016 (AGM)
06/01/2030	5.000%	875,000	1,030,155
Revenue Bonds
Salisbury University Project
Series 2012
06/01/2027	5.000%	1,100,000	1,161,259
Towson University Project
Series 2012
07/01/2027	5.000%	700,000	755,881
Total			5,255,237
Other Bond Issue 2.5%
City of Baltimore
Refunding Revenue Bonds
Convention Center Hotel
Series 2017
09/01/2028	5.000%	750,000	870,607
Maryland Community Development Administration
Revenue Bonds
Capital Fund Securitization
Series 2003 (AGM)
07/01/2021	4.400%	30,000	30,066
Maryland Economic Development Corp.
Revenue Bonds
Baltimore City Project
Subordinated Series 2018C
06/01/2038	4.000%	350,000	352,912
Total			1,253,585
Other Industrial Development Bond 1.7%
Maryland Economic Development Corp.
Refunding Revenue Bonds
CNX Marine Terminals, Inc.
Series 2010
09/01/2025	5.750%	800,000	822,944
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunded / Escrowed 5.4%
City of Baltimore
Revenue Bonds
Water Project
Series 1994A Escrowed to Maturity (FGIC)
07/01/2024	5.000%	1,400,000	1,569,092
State of Maryland
Prerefunded 03/01/23 Unlimited General Obligation Bonds
Series 2015A
03/01/2027	4.000%	1,000,000	1,086,480
Total			2,655,572
Retirement Communities 4.8%
City of Gaithersburg
Refunding Revenue Bonds
Asbury Obligation Group
Series 2009B
01/01/2023	6.000%	1,250,000	1,281,438
County of Baltimore
Refunding Revenue Bonds
Oak Crest Village, Inc.
Series 2016
01/01/2029	5.000%	500,000	582,755
County of Howard
Refunding Revenue Bonds
Columbia Vantage House Corp.
Series 2017
04/01/2026	5.000%	500,000	527,855
Total			2,392,048
Special Non Property Tax 2.4%
Maryland Stadium Authority
Revenue Bonds
Construction and Revitalization
Series 2018
05/01/2033	5.000%	1,000,000	1,195,280
Special Property Tax 9.2%
Anne Arundel County Consolidated District
Special Tax Refunding Bonds
Villages of Dorchester & Farmington
Series 2013
07/01/2023	5.000%	225,000	253,688
07/01/2024	5.000%	500,000	563,130
City of Baltimore
Refunding Tax Allocation Bonds
Consolidated Tax Projects
Series 2015
06/15/2027	5.000%	520,000	586,810

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Frederick
Special Tax Bonds
Urbana Community Development Authority
Series 2010A
07/01/2025	5.000%	2,495,000	2,601,137
County of Montgomery
Refunding Special Tax Bonds
West Germantown Development District
Series 2014
07/01/2025	4.000%	485,000	533,000
Total			4,537,765
State Appropriated 5.9%
Maryland Economic Development Corp.
Refunding Revenue Bonds
Department of Transportation Headquarters
Series 2010
06/01/2022	4.500%	2,675,000	2,899,459
State General Obligation 1.1%
State of Maryland
Unlimited General Obligation Bonds
Series 2017A
08/01/2030	4.000%	500,000	565,570
Transportation 3.7%
Washington Metropolitan Area Transit Authority
Refunding Revenue Bonds
Series 2017A-1
07/01/2029	5.000%	1,000,000	1,222,440
Revenue Bonds
Series 2018
07/01/2036	5.000%	500,000	592,475
Total			1,814,915
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Water & Sewer 4.7%
City of Baltimore
Subordinated Revenue Bonds
Series 2014A
07/01/2032	5.000%	1,000,000	1,143,680
Wastewater Project
Series 2017A
07/01/2031	5.000%	1,000,000	1,190,900
Total			2,334,580
Total Municipal Bonds (Cost $46,398,024)			48,411,711

Money Market Funds 0.6%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 1.981%(a)	302,344	302,344
Total Money Market Funds (Cost $302,344)		302,344
Total Investments in Securities (Cost: $46,700,368)		48,714,055
Other Assets & Liabilities, Net		574,809
Net Assets		49,288,864

Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at April 30, 2019.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
FGIC	Financial Guaranty Insurance Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Municipal Bonds	—	48,411,711	—	48,411,711
Money Market Funds	302,344	—	—	302,344
Total Investments in Securities	302,344	48,411,711	—	48,714,055
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019	11

Statement of Assets and Liabilities
April 30, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $46,700,368)	$48,714,055
Cash	85,032
Receivable for:
Capital shares sold	46,199
Interest	737,000
Expense reimbursement due from Investment Manager	234
Prepaid expenses	543
Total assets	49,583,063
Liabilities
Payable for:
Capital shares purchased	26,522
Distributions to shareholders	118,409
Management services fees	633
Distribution and/or service fees	124
Transfer agent fees	2,141
Compensation of board members	107,708
Audit fees	36,295
Other expenses	2,367
Total liabilities	294,199
Net assets applicable to outstanding capital stock	$49,288,864
Represented by
Paid in capital	47,132,379
Total distributable earnings (loss) (Note 2)	2,156,485
Total - representing net assets applicable to outstanding capital stock	$49,288,864
Class A
Net assets	$11,975,636
Shares outstanding	1,144,209
Net asset value per share	$10.47
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.79
Advisor Class
Net assets	$741,047
Shares outstanding	70,770
Net asset value per share	$10.47
Class C
Net assets	$1,540,397
Shares outstanding	147,118
Net asset value per share	$10.47
Institutional Class
Net assets	$7,590,663
Shares outstanding	725,416
Net asset value per share	$10.46
Institutional 3 Class
Net assets	$27,441,121
Shares outstanding	2,613,500
Net asset value per share	$10.50
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019

Statement of Operations
Year Ended April 30, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$2,344
Interest	1,939,947
Total income	1,942,291
Expenses:
Management services fees	264,165
Distribution and/or service fees
Class A	32,411
Class C	18,569
Transfer agent fees
Class A	13,513
Advisor Class	591
Class C	1,937
Institutional Class	7,456
Institutional 3 Class	2,510
Compensation of board members	14,469
Custodian fees	1,376
Printing and postage fees	9,654
Registration fees	9,927
Audit fees	33,900
Legal fees	7,353
Interest on interfund lending	188
Compensation of chief compliance officer	13
Other	9,206
Total expenses	427,238
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(103,329)
Fees waived by transfer agent
Institutional 3 Class	(1,583)
Expense reduction	(20)
Total net expenses	322,306
Net investment income	1,619,985
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(80,673)
Net realized loss	(80,673)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	853,131
Net change in unrealized appreciation (depreciation)	853,131
Net realized and unrealized gain	772,458
Net increase in net assets resulting from operations	$2,392,443
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019	13

Statement of Changes in Net Assets
	Year Ended April 30, 2019	Year Ended April 30, 2018
Operations
Net investment income	$1,619,985	$1,918,407
Net realized gain (loss)	(80,673)	655,064
Net change in unrealized appreciation (depreciation)	853,131	(1,815,996)
Net increase in net assets resulting from operations	2,392,443	757,475
Distributions to shareholders
Net investment income and net realized gains
Class A	(424,672)
Advisor Class	(20,573)
Class C	(45,672)
Institutional Class	(253,653)
Institutional 3 Class	(1,205,166)
Net investment income
Class A		(370,117)
Advisor Class		(6,742)
Class B		(48)
Class C		(49,028)
Institutional Class		(625,161)
Institutional 3 Class		(855,839)
Net realized gains
Class A		(68,715)
Advisor Class		(1,463)
Class C		(12,828)
Institutional Class		(37,642)
Institutional 3 Class		(203,316)
Total distributions to shareholders (Note 2)	(1,949,736)	(2,230,899)
Decrease in net assets from capital stock activity	(13,683,248)	(11,738,743)
Total decrease in net assets	(13,240,541)	(13,212,167)
Net assets at beginning of year	62,529,405	75,741,572
Net assets at end of year	$49,288,864	$62,529,405
Undistributed net investment income	$223,471	$238,451
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2019		April 30, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	149,568	1,546,307	85,503	907,957
Distributions reinvested	19,602	202,774	17,445	184,585
Redemptions	(327,638)	(3,399,000)	(226,319)	(2,401,454)
Net decrease	(158,468)	(1,649,919)	(123,371)	(1,308,912)
Advisor Class
Subscriptions	44,498	461,529	27,261	290,484
Distributions reinvested	1,955	20,231	746	7,880
Redemptions	(2,170)	(22,644)	(9,587)	(99,919)
Net increase	44,283	459,116	18,420	198,445
Class B
Redemptions	—	—	(932)	(10,068)
Net decrease	—	—	(932)	(10,068)
Class C
Subscriptions	30,814	318,902	17,933	189,029
Distributions reinvested	3,620	37,439	4,449	47,094
Redemptions	(128,253)	(1,332,227)	(46,116)	(486,467)
Net decrease	(93,819)	(975,886)	(23,734)	(250,344)
Institutional Class
Subscriptions	259,897	2,687,032	128,919	1,369,506
Distributions reinvested	19,867	205,464	19,642	207,942
Redemptions	(244,492)	(2,527,902)	(4,898,845)	(52,510,963)
Net increase (decrease)	35,272	364,594	(4,750,284)	(50,933,515)
Institutional 3 Class
Subscriptions	747,049	7,772,372	4,509,797	48,484,322
Distributions reinvested	1,104	11,449	621	6,549
Redemptions	(1,898,700)	(19,664,974)	(747,319)	(7,925,220)
Net increase (decrease)	(1,150,547)	(11,881,153)	3,763,099	40,565,651
Total net decrease	(1,323,279)	(13,683,248)	(1,116,802)	(11,738,743)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 4/30/2019	$10.36	0.28	0.17	0.45	(0.28)	(0.06)	(0.34)
Year Ended 4/30/2018	$10.61	0.27	(0.20)	0.07	(0.27)	(0.05)	(0.32)
Year Ended 4/30/2017	$10.90	0.27	(0.29)	(0.02)	(0.27)	—	(0.27)
Year Ended 4/30/2016	$10.81	0.29	0.09	0.38	(0.29)	—	(0.29)
Year Ended 4/30/2015	$10.80	0.31	0.01	0.32	(0.31)	—	(0.31)
Advisor Class
Year Ended 4/30/2019	$10.36	0.30	0.18	0.48	(0.31)	(0.06)	(0.37)
Year Ended 4/30/2018	$10.61	0.30	(0.20)	0.10	(0.30)	(0.05)	(0.35)
Year Ended 4/30/2017	$10.90	0.30	(0.29)	0.01	(0.30)	—	(0.30)
Year Ended 4/30/2016	$10.81	0.32	0.09	0.41	(0.32)	—	(0.32)
Year Ended 4/30/2015	$10.80	0.34	0.01	0.35	(0.34)	—	(0.34)
Class C
Year Ended 4/30/2019	$10.36	0.20	0.17	0.37	(0.20)	(0.06)	(0.26)
Year Ended 4/30/2018	$10.61	0.19	(0.20)	(0.01)	(0.19)	(0.05)	(0.24)
Year Ended 4/30/2017	$10.90	0.19	(0.29)	(0.10)	(0.19)	—	(0.19)
Year Ended 4/30/2016	$10.81	0.21	0.09	0.30	(0.21)	—	(0.21)
Year Ended 4/30/2015	$10.80	0.23	0.01	0.24	(0.23)	—	(0.23)
Institutional Class
Year Ended 4/30/2019	$10.36	0.30	0.16	0.46	(0.30)	(0.06)	(0.36)
Year Ended 4/30/2018	$10.61	0.30	(0.20)	0.10	(0.30)	(0.05)	(0.35)
Year Ended 4/30/2017	$10.90	0.29	(0.28)	0.01	(0.30)	—	(0.30)
Year Ended 4/30/2016	$10.81	0.32	0.09	0.41	(0.32)	—	(0.32)
Year Ended 4/30/2015	$10.80	0.34	0.01	0.35	(0.34)	—	(0.34)
Institutional 3 Class
Year Ended 4/30/2019	$10.39	0.31	0.18	0.49	(0.32)	(0.06)	(0.38)
Year Ended 4/30/2018	$10.64	0.31	(0.20)	0.11	(0.31)	(0.05)	(0.36)
Year Ended 4/30/2017(e)	$10.55	0.05	0.09 (f)	0.14	(0.05)	—	(0.05)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2019	$10.47	4.42%	0.98% (c)	0.79% (c),(d)	2.67%	4%	$11,976
Year Ended 4/30/2018	$10.36	0.65%	0.98%	0.79% (d)	2.55%	9%	$13,494
Year Ended 4/30/2017	$10.61	(0.19%)	1.01%	0.81%	2.50%	20%	$15,125
Year Ended 4/30/2016	$10.90	3.60%	1.04%	0.81% (d)	2.72%	13%	$18,362
Year Ended 4/30/2015	$10.81	3.00%	1.04%	0.81% (d)	2.87%	10%	$20,593
Advisor Class
Year Ended 4/30/2019	$10.47	4.68%	0.73% (c)	0.55% (c),(d)	2.94%	4%	$741
Year Ended 4/30/2018	$10.36	0.90%	0.72%	0.54% (d)	2.79%	9%	$274
Year Ended 4/30/2017	$10.61	0.07%	0.72%	0.54%	2.87%	20%	$86
Year Ended 4/30/2016	$10.90	3.86%	0.77%	0.56% (d)	2.97%	13%	$10
Year Ended 4/30/2015	$10.81	3.25%	0.78%	0.56% (d)	3.12%	10%	$10
Class C
Year Ended 4/30/2019	$10.47	3.64%	1.73% (c)	1.54% (c),(d)	1.91%	4%	$1,540
Year Ended 4/30/2018	$10.36	(0.10%)	1.73%	1.54% (d)	1.80%	9%	$2,497
Year Ended 4/30/2017	$10.61	(0.93%)	1.76%	1.56%	1.76%	20%	$2,807
Year Ended 4/30/2016	$10.90	2.83%	1.79%	1.56% (d)	1.97%	13%	$2,638
Year Ended 4/30/2015	$10.81	2.23%	1.79%	1.56% (d)	2.11%	10%	$2,796
Institutional Class
Year Ended 4/30/2019	$10.46	4.58%	0.73% (c)	0.54% (c),(d)	2.92%	4%	$7,591
Year Ended 4/30/2018	$10.36	0.89%	0.74%	0.55% (d)	2.76%	9%	$7,148
Year Ended 4/30/2017	$10.61	0.06%	0.76%	0.56%	2.75%	20%	$57,704
Year Ended 4/30/2016	$10.90	3.86%	0.79%	0.56% (d)	2.97%	13%	$72,405
Year Ended 4/30/2015	$10.81	3.26%	0.79%	0.56% (d)	3.12%	10%	$68,033
Institutional 3 Class
Year Ended 4/30/2019	$10.50	4.78%	0.63% (c)	0.44% (c)	3.01%	4%	$27,441
Year Ended 4/30/2018	$10.39	1.02%	0.62%	0.43%	2.93%	9%	$39,116
Year Ended 4/30/2017(e)	$10.64	1.35%	0.58% (g)	0.42% (g)	3.05% (g)	20%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019	17

Notes to Financial Statements
April 30, 2019
Note 1. Organization
Columbia Maryland Intermediate Municipal Bond Fund (formerly known as Columbia AMT-Free Maryland Intermediate Muni Bond Fund) (the Fund), a series of Columbia Funds Series Trust (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Effective May 14, 2019, Columbia AMT-Free Maryland Intermediate Muni Bond Fund was renamed Columbia Maryland Intermediate Municipal Bond Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or
18	Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019	19

Notes to Financial Statements  (continued)
April 30, 2019
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2019 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their
20	Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares. In addition, effective September 1, 2018 through August 31, 2019, Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to Institutional 3 Class shares.
For the year ended April 30, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 3 Class	0.00
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2019, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
April 30, 2019
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2019, if any, are listed below:
Amount ($)
Class A	181
Class C	484
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2018 through August 31, 2019	Prior to September 1, 2018
Class A	0.81%	0.81%
Advisor Class	0.56	0.56
Class C	1.56	1.56
Institutional Class	0.56	0.56
Institutional 3 Class	0.45	0.43
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, effective September 1, 2018 through August 31, 2019, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.00% for Institutional 3 Class of the average daily net assets attributable to Institutional 3 Class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
22	Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
At April 30, 2019, these differences were primarily due to differing treatment for capital loss carryforwards, trustees’ deferred compensation, distributions and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(14,979)	14,979	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2019				Year Ended April 30, 2018
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
—	1,634,965	314,771	1,949,736	10,622	1,896,313	323,964	2,230,899
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	448,791	—	(80,673)	2,013,687
At April 30, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
46,700,368	2,013,687	—	2,013,687
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended April 30, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
—	80,673	80,673	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
April 30, 2019
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,397,713 and $14,936,564, respectively, for the year ended April 30, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended April 30, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Borrower	600,000	2.82	4
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at April 30, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended April 30, 2019.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of
24	Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At April 30, 2019, one unaffiliated shareholder of record owned 68.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
April 30, 2019
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
26	Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Maryland Intermediate Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Maryland Intermediate Municipal Bond Fund (formerly known as Columbia AMT-Free Maryland Intermediate Muni Bond Fund) (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of April 30, 2019, the related statement of operations for the year ended April 30, 2019, the statement of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019	27

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Exempt- interest dividends
100.00%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
28	Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	119	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	119	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	119	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019	29

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	119	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
30	Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	117	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	188	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019	31

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
32	Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019	33

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
34	Columbia Maryland Intermediate Municipal Bond Fund | Annual Report 2019

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Columbia Maryland Intermediate Municipal Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN190_04_J01_(06/19)

Annual Report
April 30, 2019
Columbia Georgia Intermediate Municipal Bond Fund
(formerly Columbia AMT-Free Georgia Intermediate Muni Bond Fund)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Georgia Intermediate Municipal Bond Fund  |  Annual Report 2019

Fund at a Glance
Investment objective
Columbia Georgia Intermediate Municipal Bond Fund (the Fund) seeks current income exempt from U.S. federal income tax and Georgia individual income tax, consistent with moderate fluctuation of principal.
Portfolio management
Paul Fuchs, CFA
Lead Portfolio Manager
Managed Fund since 2016
Anders Myhran, CFA
Portfolio Manager
Managed Fund since May 2019
Deborah Vargo
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended April 30, 2019)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/04/92	4.53	2.08	3.09
	Including sales charges		1.44	1.46	2.78
Advisor Class*		03/19/13	4.90	2.35	3.35
Class C	Excluding sales charges	06/17/92	3.85	1.33	2.32
	Including sales charges		2.85	1.33	2.32
Institutional Class		03/01/92	4.90	2.33	3.35
Institutional 3 Class*		03/01/17	5.00	2.38	3.37
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			5.91	3.09	3.99
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products /mutual-funds/appended-performance for more information.
The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2009 — April 30, 2019)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Georgia Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at April 30, 2019)
AAA rating	10.1
AA rating	53.6
A rating	28.8
BBB rating	5.6
Not rated	1.9
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2019, the Fund’s Class A shares returned 4.53% excluding sales charges, and its Institutional shares returned 4.90%. The Fund’s benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, returned 5.91% for the same time period. Georgia municipals underperformed the national benchmark, largely as a result of their above-average credit quality.
Market overview
Municipal bonds generated healthy gains in the 12-month reporting period, with the bulk of the rally occurring from November 2018 onward. Municipals performed reasonably well from May through August on the strength of falling U.S. Treasury yields and the combination of strong investor demand and reduced new-issue supply in the tax-exempt market. Conditions became less favorable in September 2018, when U.S. Treasury yields climbed on indications of continued strength in the U.S. economy and fears about inflation pressures that could result from a trade war with China. The negative trend persisted in October, as yields continued to rise on concerns that the U.S. Federal Reserve (Fed) would take a more aggressive approach to raising interest rates in 2019 than investors had been expecting.
Sentiment again shifted abruptly in early November, causing yields to fall sharply through the end of 2018. The fixed-income markets rallied significantly due to signs of slowing global growth, volatility in the higher risk assets, and expectations that the Fed would in fact adopt a more accommodative stance. In addition, various geopolitical factors, including uncertainty surrounding the U.S.-China trade dispute, Brexit negotiations, and the U.S. government shutdown, fueled a “flight to quality” into bonds. Municipals rallied as a result, helping the major national indexes finish 2018 in positive territory.
The rally continued into the New Year, leading to the largest first-quarter gain for the tax-exempt market since 2014. The first quarter of 2019 was also the sixth-best for municipals in the past 30 years. During this time, bonds were well supported by the backdrop of slow global growth and the increasingly accommodative policies of the world’s major central banks. Supply-and-demand factors also remained highly favorable. Municipals rallied further in April, helping them to post a solid gain for the full 12 months.
Longer term bonds outpaced shorter term issues in the period, mirroring trends in the Treasury market, while lower quality bonds strongly outperformed their higher rated counterparts. The “risk-on” environment of January to April led to robust investor demand for higher risk assets, lifting the returns of higher yielding bonds in all fixed-income categories.
Georgia’s higher average credit quality weighed on performance
Georgia’s intermediate municipal market lagged the broader U.S. indexes in the period. The state’s market was of a much higher quality level than the nation as a whole, with a weighting in AAA bonds that is 2.5 times the national index. This translated to both a smaller contribution from yield and less ability to benefit from the outperformance of lower rated bonds.
The state’s economic fundamentals remained robust, particularly in Atlanta and the surrounding areas. The economic strength was driven by growth in construction jobs and logistic activities tied to the Hartsfield-Jackson airport and the Port of Savannah. The state’s revenues and financial position have grown steadily since the low levels of 2009, and Georgia’s debt and pension liabilities were moderate compared to other states. Tax collections have also been robust: year-to-date through the end of April, collections were about 5% higher than the same interval in the prior year.
Contributors and detractors
The Fund benefitted from the very strong returns of its positions in education and water & sewer issues, which together accounted for about a third of the total portfolio.
A troubled multi-family housing issuer, Eagles Trace Apartments, was sold out of the portfolio at par, producing the highest return for any position during the period. The bonds had been evaluated well below par prior to the property being sold and all debt paid off by the new owner.
Given the outperformance for longer maturity and lower rated investment-grade bonds, the Fund benefitted from its overweights in A and BBB rated issues, as well as those maturing in 12 years and longer.
Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
The Fund’s positioning with respect to duration (interest-rate sensitivity) detracted from results. Portfolio duration drifted lower during the course of the period, which hurt performance in the strong rally of the second half of the period. Opportunities to buy longer dated intermediate issues were limited, but we continued to look for investment candidates in this maturity range. The shortness of the portfolio’s duration was particularly evident in certain specific sectors, including electric utilities and hospitals.
The Fund’s allocation to bonds maturing in less than two years detracted from performance, as these holdings produced much smaller gains than the benchmark. We reduced the size of this position as the period progressed, while increasing the Fund’s weighting in bonds with maturities of ten years and longer. We made a corresponding reduction to the Fund’s position in pre-refunded securities, which tend to have maturities of two years and shorter.
Fund positioning
At the close of the period, we were fairly comfortable with the overall interest rate environment due to the combination of muted inflation, the late stage of the economic expansion, and the Fed’s signals that it intends to remain on hold through the end of 2019. In addition, ongoing geopolitical issues, including trade negotiations with China, Brexit uncertainty, and Washington infighting, continue to put downward pressure on interest rates. With this as the backdrop, we continued to favor opportunities on the longer end of the intermediate-term range due to their higher income. The Fund’s quality profile was neutral relative to the benchmark, but we remained on the lookout for opportunities to add lower rated investment-grade bonds. The Fund continued to have meaningful weighting in the local general obligation, education, water & sewer, and hospital sectors.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2018 — April 30, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,045.80	1,020.78	4.11	4.06	0.81
Advisor Class	1,000.00	1,000.00	1,047.20	1,022.02	2.84	2.81	0.56
Class C	1,000.00	1,000.00	1,042.90	1,017.06	7.90	7.80	1.56
Institutional Class	1,000.00	1,000.00	1,047.10	1,022.02	2.84	2.81	0.56
Institutional 3 Class	1,000.00	1,000.00	1,047.60	1,022.56	2.28	2.26	0.45
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019	7

Portfolio of Investments
April 30, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 1.2%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 1.2%
New York City Water & Sewer System(a),(b)
Revenue Bonds
2nd General Resolution
Series 2016BB (State Street Bank and Trust Co.)
06/15/2049	2.300%	500,000	500,000
Total Floating Rate Notes (Cost $500,000)			500,000

Municipal Bonds 95.4%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 6.6%
City of Atlanta Department of Aviation
Refunding Revenue Bonds
General
Series 2010C
01/01/2025	5.000%	1,500,000	1,581,450
Revenue Bonds
Series 2012B
01/01/2027	5.000%	1,000,000	1,082,870
Total			2,664,320
Higher Education 16.7%
Bulloch County Development Authority
Refunding Revenue Bonds
Georgia Southern University Housing Foundation
Series 2012 (AGM)
08/01/2027	5.000%	500,000	545,690
Georgia Southern University Housing Foundation Four LLC
Series 2017
07/01/2034	5.000%	500,000	581,025
Carrollton Payroll Development Authority
Refunding Revenue Bonds
Anticipation Certificates - UWG Campus Center
Series 2012 (AGM)
08/01/2025	5.000%	800,000	873,368
Dahlonega Downtown Development Authority
Refunding Revenue Bonds
North Georgia MAC LLC Project
Series 2017
07/01/2032	4.000%	1,000,000	1,086,940
Fulton County Development Authority
Refunding Revenue Bonds
Spelman College
Series 2015
06/01/2032	5.000%	1,000,000	1,152,300
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Gwinnett County Development Authority
Refunding Revenue Bonds
Georgia Gwinnett College Student Housing
Series 2017
07/01/2034	5.000%	1,000,000	1,174,020
Richmond County Development Authority
Refunding Revenue Bonds
ASU Jaguar Student Housing
Series 2012 (AGM)
02/01/2027	5.000%	750,000	827,407
Georgia Regents University Cancer Center
Series 2014 (AGM)
12/15/2032	5.000%	425,000	490,527
Total			6,731,277
Hospital 12.0%
Carroll City-County Hospital Authority
Refunding Revenue Bonds
Tanner Medical Center, Inc. Project
Series 2016
07/01/2030	4.000%	1,000,000	1,093,580
Cedartown Polk County Hospital Authority
Revenue Bonds
Floyd Healthcare Polk Medical Center
RAC Series 2016
07/01/2034	5.000%	485,000	545,159
Dalton Whitfield County Joint Development Authority
Revenue Bonds
Hamilton Health Care System Obligation
Series 2017
08/15/2033	5.000%	300,000	355,449
Fayette County Hospital Authority
Revenue Bonds
Fayette Community Hospital
Series 2009A
06/15/2023	5.250%	1,250,000	1,254,700
Gainesville & Hall County Hospital Authority
Refunding Revenue Bonds
Northeast Georgia Health System Project
Series 2017
02/15/2030	5.000%	300,000	351,645
Gwinnett County Hospital Authority
Revenue Bonds
Gwinnet Hospital System
Series 2007A (AGM)
07/01/2023	5.000%	1,250,000	1,255,313
Total			4,855,846
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Joint Power Authority 6.4%
Municipal Electric Authority of Georgia
Refunding Revenue Bonds
Project One
Subordinated Series 2015A
01/01/2032	5.000%	1,000,000	1,109,100
Revenue Bonds
Project One
Subordinated Series 2008A
01/01/2021	5.250%	1,395,000	1,467,386
Total			2,576,486
Local Appropriation 0.6%
Macon-Bibb County Urban Development Authority
Refunding Revenue Bonds
Macon-Bibb County Public Project
Series 2017
12/01/2032	5.000%	200,000	237,906
Local General Obligation 16.9%
Cherokee County Board of Education
Unlimited General Obligation Bonds
Series 2014A
08/01/2030	5.000%	1,000,000	1,148,270
City of Atlanta
Unlimited General Obligation Refunding Bonds
Series 2014A
12/01/2026	5.000%	500,000	585,245
Forsyth County School District
Unlimited General Obligation Bonds
Series 2014
02/01/2028	5.000%	500,000	573,850
Series 2018
02/01/2033	5.000%	500,000	611,015
Gwinnett County School District
Unlimited General Obligation Refunding Bonds
Series 2010
02/01/2024	5.000%	1,500,000	1,729,695
Jefferson City School District
Unlimited General Obligation Refunding Bonds
Series 2017
02/01/2031	4.000%	500,000	556,685
Pierce County School District
Unlimited General Obligation Bonds
Series 2017
01/01/2032	4.000%	425,000	470,913
South Fulton Municipal Regional Water & Sewer Authority
Refunding Revenue Bonds
Series 2014
01/01/2031	5.000%	1,000,000	1,126,070
Total			6,801,743
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Multi-Family 2.7%
Cobb County Development Authority
Refunding Revenue Bonds
Kennesaw State University
Series 2014
07/15/2029	5.000%	980,000	1,078,539
Prep School 1.3%
Gainesville & Hall County Development Authority
Refunding Revenue Bonds
Riverside Military Academy
Series 2017
03/01/2027	5.000%	500,000	540,530
Refunded / Escrowed 7.9%
DeKalb Newton & Gwinnett Counties Joint Development Authority
Prerefunded 07/01/19 Revenue Bonds
GGC Foundation LLC Project
Series 2009
07/01/2024	5.500%	1,500,000	1,509,435
Metropolitan Atlanta Rapid Transit Authority
Prerefunded 07/01/22 Revenue Bonds
Third Indenture
Series 2012A
07/01/2030	5.000%	1,500,000	1,657,185
Total			3,166,620
Single Family 2.5%
Georgia Housing & Finance Authority
Revenue Bonds
Series 2014B-1
12/01/2029	3.000%	1,000,000	1,019,480
Special Property Tax 4.3%
Atlanta & Fulton County Recreation Authority
Refunding Revenue Bonds
Park Improvement
Series 2014A
12/01/2028	5.000%	525,000	610,260
12/01/2033	5.000%	1,000,000	1,144,170
Total			1,754,430
Turnpike / Bridge / Toll Road 1.9%
Georgia State Road & Tollway Authority(c),(d)
Revenue Bonds
I-75 S Express Lanes Project
Series 2014
06/01/2024	0.000%	1,000,000	748,540

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019	9

Portfolio of Investments  (continued)
April 30, 2019
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Water & Sewer 15.6%
Augusta Water & Sewerage Revenue
Refunding Revenue Bonds
Series 2017
10/01/2029	3.000%	750,000	773,527
Cherokee County Water & Sewer Authority
Refunding Revenue Bonds
Series 2016
08/01/2031	5.000%	250,000	295,625
City of Atlanta Water & Wastewater
Refunding Revenue Bonds
Series 2015
11/01/2030	5.000%	500,000	583,450
Series 2017A
11/01/2034	5.000%	1,000,000	1,204,650
City of Cartersville
Refunding Revenue Bonds
Series 2018
06/01/2035	4.000%	500,000	549,310
City of Columbus Water & Sewerage
Refunding Revenue Bonds
Series 2016
05/01/2032	5.000%	350,000	413,641
County of DeKalb Water & Sewage
Refunding Revenue Bonds
Series 2006B
10/01/2021	5.250%	1,500,000	1,628,115
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Villa Rica Public Facilities Authority
Refunding Revenue Bonds
Water & Sewer Project
Series 2015
03/01/2031	5.000%	750,000	853,830
Total			6,302,148
Total Municipal Bonds (Cost $37,054,744)			38,477,865

Money Market Funds 1.3%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 1.981%(e)	502,633	502,633
Total Money Market Funds (Cost $502,633)		502,633
Total Investments in Securities (Cost: $38,057,377)		39,480,498
Other Assets & Liabilities, Net		863,074
Net Assets		40,343,572

Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of April 30, 2019.
(c)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2019, the total value of these securities amounted to $748,540, which represents 1.86% of total net assets.
(d)	Zero coupon bond.
(e)	The rate shown is the seven-day current annualized yield at April 30, 2019.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019

Portfolio of Investments  (continued)
April 30, 2019
Fair value measurements  (continued)
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2019:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	500,000	—	500,000
Municipal Bonds	—	38,477,865	—	38,477,865
Money Market Funds	502,633	—	—	502,633
Total Investments in Securities	502,633	38,977,865	—	39,480,498
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019	11

Statement of Assets and Liabilities
April 30, 2019
Assets
Investments in securities, at value
Unaffiliated issuers (cost $38,057,377)	$39,480,498
Cash	428,022
Receivable for:
Capital shares sold	171,966
Interest	519,391
Expense reimbursement due from Investment Manager	234
Prepaid expenses	537
Total assets	40,600,648
Liabilities
Payable for:
Capital shares purchased	16,321
Distributions to shareholders	90,329
Management services fees	517
Distribution and/or service fees	130
Transfer agent fees	5,603
Compensation of board members	105,723
Audit fees	36,295
Other expenses	2,158
Total liabilities	257,076
Net assets applicable to outstanding capital stock	$40,343,572
Represented by
Paid in capital	38,853,524
Total distributable earnings (loss) (Note 2)	1,490,048
Total - representing net assets applicable to outstanding capital stock	$40,343,572
Class A
Net assets	$10,346,771
Shares outstanding	999,225
Net asset value per share	$10.35
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.67
Advisor Class
Net assets	$310,568
Shares outstanding	30,027
Net asset value per share	$10.34
Class C
Net assets	$2,177,275
Shares outstanding	210,199
Net asset value per share	$10.36
Institutional Class
Net assets	$27,372,832
Shares outstanding	2,643,796
Net asset value per share	$10.35
Institutional 3 Class
Net assets	$136,126
Shares outstanding	13,113
Net asset value per share	$10.38
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019

Statement of Operations
Year Ended April 30, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$2,633
Interest	1,593,894
Total income	1,596,527
Expenses:
Management services fees	215,081
Distribution and/or service fees
Class A	27,511
Class C	25,768
Transfer agent fees
Class A	14,178
Advisor Class	210
Class C	3,316
Institutional Class	41,031
Institutional 3 Class	28
Compensation of board members	14,263
Custodian fees	1,412
Printing and postage fees	8,946
Registration fees	1,284
Audit fees	33,900
Legal fees	7,261
Interest on interfund lending	151
Compensation of chief compliance officer	11
Other	9,064
Total expenses	403,415
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(94,096)
Total net expenses	309,319
Net investment income	1,287,208
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	93,167
Net realized gain	93,167
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	640,826
Net change in unrealized appreciation (depreciation)	640,826
Net realized and unrealized gain	733,993
Net increase in net assets resulting from operations	$2,021,201
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019	13

Statement of Changes in Net Assets
	Year Ended April 30, 2019	Year Ended April 30, 2018
Operations
Net investment income	$1,287,208	$1,644,648
Net realized gain	93,167	258,785
Net change in unrealized appreciation (depreciation)	640,826	(1,666,397)
Net increase in net assets resulting from operations	2,021,201	237,036
Distributions to shareholders
Net investment income and net realized gains
Class A	(295,340)
Advisor Class	(4,771)
Class C	(49,659)
Institutional Class	(933,187)
Institutional 3 Class	(4,251)
Net investment income
Class A		(396,122)
Advisor Class		(5,484)
Class B		(158)
Class C		(58,378)
Institutional Class		(1,171,724)
Institutional 3 Class		(2,280)
Net realized gains
Class A		(65,350)
Advisor Class		(821)
Class C		(13,533)
Institutional Class		(165,368)
Institutional 3 Class		(440)
Total distributions to shareholders (Note 2)	(1,287,208)	(1,879,658)
Decrease in net assets from capital stock activity	(13,240,681)	(14,939,103)
Total decrease in net assets	(12,506,688)	(16,581,725)
Net assets at beginning of year	52,850,260	69,431,985
Net assets at end of year	$40,343,572	$52,850,260
Undistributed net investment income	$95,765	$95,765
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2019		April 30, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	44,293	453,254	85,581	897,415
Distributions reinvested	20,918	213,594	22,228	231,255
Redemptions	(228,582)	(2,328,654)	(756,201)	(7,814,717)
Net decrease	(163,371)	(1,661,806)	(648,392)	(6,686,047)
Advisor Class
Subscriptions	17,365	178,354	10,245	108,285
Distributions reinvested	438	4,483	576	6,003
Redemptions	(208)	(2,112)	(24,721)	(259,236)
Net increase (decrease)	17,595	180,725	(13,900)	(144,948)
Class B
Distributions reinvested	—	—	10	111
Redemptions	—	—	(5,638)	(59,614)
Net decrease	—	—	(5,628)	(59,503)
Class C
Subscriptions	3,011	30,985	32,404	342,275
Distributions reinvested	4,193	42,825	6,147	63,966
Redemptions	(98,717)	(1,007,682)	(93,795)	(981,559)
Net decrease	(91,513)	(933,872)	(55,244)	(575,318)
Institutional Class
Subscriptions	473,710	4,837,555	531,354	5,555,575
Distributions reinvested	17,602	179,759	22,580	235,000
Redemptions	(1,556,250)	(15,837,065)	(1,286,237)	(13,398,103)
Net decrease	(1,064,938)	(10,819,751)	(732,303)	(7,607,528)
Institutional 3 Class
Subscriptions	856	8,755	13,467	141,914
Distributions reinvested	386	3,952	232	2,399
Redemptions	(1,821)	(18,684)	(968)	(10,072)
Net increase (decrease)	(579)	(5,977)	12,731	134,241
Total net decrease	(1,302,806)	(13,240,681)	(1,442,736)	(14,939,103)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 4/30/2019	$10.17	0.27	0.18	0.45	(0.27)	—	(0.27)
Year Ended 4/30/2018	$10.45	0.26	(0.24)	0.02	(0.26)	(0.04)	(0.30)
Year Ended 4/30/2017	$10.88	0.27	(0.37)	(0.10)	(0.27)	(0.06)	(0.33)
Year Ended 4/30/2016	$10.81	0.29	0.11	0.40	(0.29)	(0.04)	(0.33)
Year Ended 4/30/2015	$10.82	0.31	0.01	0.32	(0.31)	(0.02)	(0.33)
Advisor Class
Year Ended 4/30/2019	$10.15	0.30	0.19	0.49	(0.30)	—	(0.30)
Year Ended 4/30/2018	$10.44	0.28	(0.25)	0.03	(0.28)	(0.04)	(0.32)
Year Ended 4/30/2017	$10.87	0.30	(0.38)	(0.08)	(0.29)	(0.06)	(0.35)
Year Ended 4/30/2016	$10.79	0.32	0.12	0.44	(0.32)	(0.04)	(0.36)
Year Ended 4/30/2015	$10.80	0.33	0.02	0.35	(0.34)	(0.02)	(0.36)
Class C
Year Ended 4/30/2019	$10.17	0.20	0.19	0.39	(0.20)	—	(0.20)
Year Ended 4/30/2018	$10.46	0.18	(0.25)	(0.07)	(0.18)	(0.04)	(0.22)
Year Ended 4/30/2017	$10.88	0.19	(0.36)	(0.17)	(0.19)	(0.06)	(0.25)
Year Ended 4/30/2016	$10.81	0.21	0.11	0.32	(0.21)	(0.04)	(0.25)
Year Ended 4/30/2015	$10.82	0.23	0.01	0.24	(0.23)	(0.02)	(0.25)
Institutional Class
Year Ended 4/30/2019	$10.16	0.30	0.19	0.49	(0.30)	—	(0.30)
Year Ended 4/30/2018	$10.45	0.28	(0.25)	0.03	(0.28)	(0.04)	(0.32)
Year Ended 4/30/2017	$10.88	0.30	(0.37)	(0.07)	(0.30)	(0.06)	(0.36)
Year Ended 4/30/2016	$10.81	0.32	0.11	0.43	(0.32)	(0.04)	(0.36)
Year Ended 4/30/2015	$10.82	0.34	0.01	0.35	(0.34)	(0.02)	(0.36)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2019	$10.35	4.53%	1.02% (c)	0.81% (c)	2.68%	3%	$10,347
Year Ended 4/30/2018	$10.17	0.12%	0.98%	0.81%	2.45%	12%	$11,819
Year Ended 4/30/2017	$10.45	(0.93%)	1.03%	0.81%	2.54%	14%	$18,934
Year Ended 4/30/2016	$10.88	3.78%	1.04%	0.81%	2.73%	13%	$20,377
Year Ended 4/30/2015	$10.81	2.98%	1.06%	0.81%	2.83%	19%	$20,060
Advisor Class
Year Ended 4/30/2019	$10.34	4.90%	0.79% (c)	0.56% (c)	2.95%	3%	$311
Year Ended 4/30/2018	$10.15	0.27%	0.73%	0.56%	2.69%	12%	$126
Year Ended 4/30/2017	$10.44	(0.68%)	0.77%	0.56%	2.79%	14%	$275
Year Ended 4/30/2016	$10.87	4.14%	0.79%	0.56%	2.98%	13%	$250
Year Ended 4/30/2015	$10.79	3.24%	0.81%	0.56%	3.09%	19%	$220
Class C
Year Ended 4/30/2019	$10.36	3.85%	1.77% (c)	1.56% (c)	1.93%	3%	$2,177
Year Ended 4/30/2018	$10.17	(0.72%)	1.73%	1.56%	1.70%	12%	$3,068
Year Ended 4/30/2017	$10.46	(1.57%)	1.78%	1.56%	1.78%	14%	$3,733
Year Ended 4/30/2016	$10.88	3.01%	1.79%	1.56%	1.98%	13%	$4,996
Year Ended 4/30/2015	$10.81	2.21%	1.81%	1.56%	2.08%	19%	$4,612
Institutional Class
Year Ended 4/30/2019	$10.35	4.90%	0.76% (c)	0.56% (c)	2.93%	3%	$27,373
Year Ended 4/30/2018	$10.16	0.28%	0.73%	0.56%	2.70%	12%	$37,698
Year Ended 4/30/2017	$10.45	(0.68%)	0.78%	0.56%	2.79%	14%	$46,421
Year Ended 4/30/2016	$10.88	4.04%	0.79%	0.56%	2.98%	13%	$52,315
Year Ended 4/30/2015	$10.81	3.24%	0.81%	0.56%	3.09%	19%	$54,037
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 4/30/2019	$10.19	0.31	0.19	0.50	(0.31)	—	(0.31)
Year Ended 4/30/2018	$10.48	0.29	(0.25)	0.04	(0.29)	(0.04)	(0.33)
Year Ended 4/30/2017(d)	$10.41	0.05	0.07	0.12	(0.05)	—	(0.05)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(e)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 4/30/2019	$10.38	5.00%	0.66% (c)	0.45% (c)	3.04%	3%	$136
Year Ended 4/30/2018	$10.19	0.39%	0.61%	0.46%	2.82%	12%	$140
Year Ended 4/30/2017(d)	$10.48	1.17%	0.64% (e)	0.43% (e)	3.04% (e)	14%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019	19

Notes to Financial Statements
April 30, 2019
Note 1. Organization
Columbia Georgia Intermediate Municipal Bond Fund (formerly known as Columbia AMT-Free Georgia Intermediate Muni Bond Fund) (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.
Effective May 14, 2019, Columbia AMT-Free Georgia Intermediate Muni Bond Fund was renamed Columbia Georgia Intermediate Municipal Bond Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or
20	Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019	21

Notes to Financial Statements  (continued)
April 30, 2019
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the implementation of this guidance to have a material impact on the financial statement amounts and footnote disclosures.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Disclosure Update and Simplification
In September 2018, the Securities and Exchange Commission (SEC) released Final Rule 33-10532, Disclosure Update and Simplification, which amends certain financial statement disclosure requirements that the SEC determined to be redundant, outdated, or superseded in light of other SEC disclosure requirements, GAAP, or changes in the information environment. As a result of the amendments, management implemented disclosure changes which included removing the components of distributable earnings presented on the Statement of Assets and Liabilities and combining income and gain distributions paid to shareholders as presented on the Statement of Changes in Net Assets. Any values presented to meet prior year requirements were left unchanged. The amendments had no effect on the Fund’s net assets or results of operation.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2019 was 0.47% of the Fund’s average daily net assets.
22	Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares.
For the year ended April 30, 2019, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 3 Class	0.02
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2019, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the
Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019	23

Notes to Financial Statements  (continued)
April 30, 2019
Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2019, if any, are listed below:
Amount ($)
Class A	2,563
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	September 1, 2018 through August 31, 2019	Prior to September 1, 2018
Class A	0.81%	0.81%
Advisor Class	0.56	0.56
Class C	1.56	1.56
Institutional Class	0.56	0.56
Institutional 3 Class	0.45	0.46
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2019, these differences were primarily due to differing treatment for capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
24	Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2019				Year Ended April 30, 2018
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
—	1,287,208	—	1,287,208	—	1,654,130	225,528	1,879,658
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	291,030	—	(28,838)	1,423,121
At April 30, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
38,057,377	1,423,828	(707)	1,423,121
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended April 30, 2019, capital loss carryforwards utilized and expired unused, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)
28,838	—	28,838	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,419,960 and $15,079,394, respectively, for the year ended April 30, 2019. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019	25

Notes to Financial Statements  (continued)
April 30, 2019
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended April 30, 2019 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Borrower	2,200,000	2.47	1
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at April 30, 2019.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended April 30, 2019.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
26	Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019

Notes to Financial Statements  (continued)
April 30, 2019
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At April 30, 2019, one unaffiliated shareholder of record owned 59.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019	27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust and Shareholders of Columbia Georgia Intermediate Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Georgia Intermediate Municipal Bond Fund (formerly known as Columbia AMT-Free Georgia Intermediate Muni Bond Fund) (one of the funds constituting Columbia Funds Series Trust, referred to hereafter as the "Fund") as of April 30, 2019, the related statement of operations for the year ended April 30, 2019, the statement of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 21, 2019
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
28	Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2019. Shareholders will be notified in early 2020 of the amounts for use in preparing 2019 income tax returns.
Exempt- interest dividends
100.00%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019	29

TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach the mandatory retirement age established by the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	119	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018	119	Trustee, BlueCross BlueShield of Minnesota since 2009 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee since 2017); Chair of the Robina Foundation since August 2013; former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Chair of the Board since 1/18; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	119	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
30	Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	119	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996; Director, Laurel Road Bank (Audit Committee) since 2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	119	Trustee, MA Taxpayers Foundation since 1997; Board of Directors, The MA Business Roundtable since 2003; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 12/17	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	117	Trustee, Catholic Schools Foundation since 2004
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	119	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000- 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	119	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011; former Director, Citigroup Inc. and Citibank, N.A., 2009-2019
Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019	31

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	119	Director, BlueCross BlueShield of South Carolina since April 2008; Board Chair, Hollingsworth Funds since 2016; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1964	Trustee since 12/17	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	117	Director, NAPE Education Foundation since October 2016
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	188	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
32	Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019

TRUSTEES AND OFFICERS  (continued)
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019	33

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Chief Financial Officer (Principal Financial Officer) (2009) and Senior Vice President (2019)	Vice President, Head of North American Operations, and Co-Head of Global Operations, Columbia Management Investment Advisers, LLC, since June 2019 (previously Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002 (previously Treasurer and Chief Accounting Officer, January 2009 - January 2019 and December 2015 - January 2019, respectively).
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019)	Vice President — Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President — Pricing and Corporate Actions, May 2010 - March 2017).
Paul B. Goucher 485 Lexington Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015 (previously Vice President and Assistant Secretary, May 2010 – March 2015).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
34	Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019

Additional information
The Fund mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Georgia Intermediate Municipal Bond Fund | Annual Report 2019	35

Columbia Georgia Intermediate Municipal Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN152_04_J01_(06/19)

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Pamela G. Carlton, Anthony M. Santomero, Brian J. Gallagher and Catherine James Paglia, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Ms. Carlton, Mr. Santomero, Mr. Gallagher and Ms. Paglia are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for seven series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended April 30, 2019 and April 30, 2018 are approximately as follows:

2019	2018
$222,000	$205,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended April 30, 2019 and April 30, 2018 are approximately as follows:

2019	2018
$0	$0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended April 30, 2019 and April 30, 2018, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2019 and April 30, 2018 are approximately as follows:

2019	2018
$20,300	$20,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended April 30, 2019 and April 30, 2018, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2019 and April 30, 2018 are approximately as follows:

2019	2018
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended April 30, 2019 and April 30, 2018 are approximately as follows:

2019	2018
$225,000	$225,000

In fiscal years 2019 and 2018, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2019 and 2018 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended April 30, 2019 and April 30, 2018 are approximately as follows:

2019	2018
$245,300	$245,200

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Columbia Funds Series Trust

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date June 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date June 21, 2019

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date June 21, 2019